APPENDIX A
SOLICITATION
RESPONSE

The response to this bid proposal is not available to Optex Systems, Inc. It was prepared by the original owners of Optex (two companies ago) and was not filed with the other contract information. It is assumed that since the critical information of the response was captured in the contract, that the previous owners discarded these documents.

CONTRACT ATTACHED

SOLICITATION, OFFER AND AWARD			1. This Contract Is A Rated Order		Rating	Page 1 of 46
			Under DPAS (15 CFR 700)		DOA5

2. Contract No.		3. Solicitation No.	4. Type of Solicitation	5. Date Issued	6. Requisition/Purchase No.
		W52H09-05-R-0050	Negotiated (RFP)	2005APR07		SEE SCHEDULE

7. Issued By		Code W52H09	8. Address Offer To (If Other Than Item 7)

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
ROCK ISLAND IL	61299-7630

SOLICITATION	NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

9. Sealed offers in original and		1 signed	copies for furnishing the supplies or services in the Schedule will be received at the

place specified in item 8, or if handcarried, in the depository located in						until

03:45pm	(hour) local time	2005MAY20 (Date).

Caution - Late Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214 -7 or 52.215 -1. All offers are subject to all terms and conditions contained in this solicitation.

10. For Information		Name LINDA M MAES				Telephone No. (Include Area Code) (NO Collect Calls)
Call:		E-mail address: MAESL@RIA.ARMY.MIL				(309)782-3657

11. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)

		Part I - The Schedule				Part II - Contract Clauses

X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	24

X	B	Supplies or Services and Prices/Costs	9		Part III - List Of Documents, Exhibits, And Other Attachments

X	C	Description/Specs./Work Statement	11	X	J	List of Attachments	36

X	D	Packaging and Marking	14			Part IV - Representations And Instructions

X	E	Inspection and Acceptance	16		K	Representations, Certifications, and

				X			37
X	F	Deliveries or Performance	19			Other Statements of Offerors

	G	Contract Administration Data		X	L	Instrs., Conds., and Notices to Offerors	42

X	H	Special Contract Requirements	22	X	M	Evaluation Factors for Award	46

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within	calendar days (60 calendar day s unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. Discount For Prompt Payment
(See Section I, Clause No. 52.232-8)

14. Acknowledgment of Amendments (The offeror acknowledges			Amendment Number	Date	Amendment Number	Date

receipt of amendments to the Solicitation for offerors and related documents numbered and dated:

15A. Contractor/Offeror/Quoter	Code	Facility		16. Name and Title of Person Authorized to Sign Offer (Type or Print)

15B. Telephone Number (Include	15C. Check if Remittance Address is			17. Signature	18. Offer Date
Area Code)		Different From Blk 15A-
Furnish Such Address In Offer

AWARD (To be completed by Government)

19. Accepted As To Items Numbered		20. Amount	21. Accounting And Appropriation

22. Authority For Using Other Than Full And Open Competition:			23. Submit Invoices To Address Shown In		Item
10 U.S.C. 2304(c)( )	41 U.S.C. 253(c)(	)		(4 copies unless otherwise specified)

24. Administered By (If other than Item 7)		Code	25. Payment Will Be Made By			Code

SCD	PAS	ADP PT

26. Name of Contracting Officer (Type or Print)			27. United States Of America	28. Award Date

/SIGNED/

     (Signature of Contracting Officer) IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

NSN 7540-01-152-8064	33-132	Standard Form 33 (Rev. 4-85)
PREVIOUS EDITIONS NOT USABLE		Prescribed By GSA-FAR (48 CFR) 53.214(c)

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Name of Offeror or Contractor:

SECTION A - SUPPLEMENTAL INFORMATION EXECUTIVE SUMMARY:

1. THIS SOLICITATION W52H09-05-R-0050, ISSUED ON A FULL AND OPEN COMPETITIVE BASIS, FOR THE M187A1 MOUNT TELESCOPE, WILL RESULT IN THE

AWARD OF A 5-YEAR FIRM-FIXED PRICE, INDEFINITE QUANTITY (IDIQ) CONTRACT. THIS CONTRACT INCLUDES FIVE ORDERING PERIODS AS SET FORTH IN THE PARAGRAPH BELOW.

2. EVALUATION OF OFFERS WILL BE IN ACCORDANCE WITH SECTION M OF THIS SOLICITATION. ONE AWARD WILL BE MADE FOR THIS ITEM. THE

GOVERNMENT STRONGLY ADVISES REVIEWING SECTIONS L & M PRIOR TO SUBMITTING A PROPOSAL.

     IT SHOULD BE NOTED THAT A SUBCONTRACTING PLAN IS REQUIRED AT TIME OF PROPOSAL SUBMISSION FROM ALL OFFERORS OTHER THAN SMALL BUSINESS CONCERNS. SEE FAR PART 19.704 FOR SUBCONTRACTING PLAN CONTENT REQUIRMENTS.

3. PLEASE NOTE THAT THIS SOLICITATION CONTAINS A SECTION B, "SUPPLIES OR SERVICES AND PRICES/COSTS" SECTION, WHICH IS FOR ITEM

IDENTIFICATION ONLY. THE CONTRACTOR SHALL PROVIDE PRICES ON THE PRICING EVALUATION SHEET IDENTIFIED AS ATTACHMENT 001. AFTER CONTRACT AWARD DELIVERY ORDERS WILL BE ISSUED CONTAINING QUANTITIES AND PRICES IN SECTION B PULLED FROM INFORMATION PROVIDED ON THE PRICE EVALUATION SHEET IN ATTACHMENT 001.

4. FIRST ARTICLE TESTING (FAT) IS REQUIRED FOR THESE ITEMS. SEE CLAUSES ES6016 & IF7116. ALL COSTS FOR THSE TESTS ARE TO BE BORNE BY

THE CONTRACTOR. INSPECTION /ACCEPTANCE FOR THE FIRST ARTICLE TEST REPORT WILL BE ORIGIN/DESTINATION; FOB IS DESTINATION.

5. PRIOR TO FIRST ARTICLE APPROVAL, THE ACQUISITION OF MATERIAL OR COMPONENTS FOR, OR THE COMMENCEMENT OF PRODUCTION OF, THE BALANCE OF

THE CONTRACT QUANTITY IS AT THE SOLE RISK OF THE CONTRACTOR. ONLY THE CONTRACTING OFFICER, BY WRITTEN AUTHORIZATION, MAY ALLOW THE CONTRACTOR TO ACQUIRE SPECIFIC MATERIAL OR COMPONENTS BEYOND THOSE REQUIRED FOR FIRST ARTICLE TEST. PLEASE SEE CLAUSE AT ES6016.

AS CALLED OUT IN CLAUSE ES6030, CONFIRMATORY TESTING WILL BE REQUIRED. SHIPMENT OF THE CONFIRMATORY TEST SAMPLES SHALL BE IMMEDIATELY AFTER COMPLETION OF THE FIRST ARTICLE TEST AND UPON AUTHORIZATION FROM THE CONTRACTING OFFICER. DISPOSITION OF THE FIRST ARTICLE TEST REPORT WILL BE IN ACCORDANCE WITH ES6016 REGARDLESS OF COMPLETION STATUS OF CONFIRMATORY TEST.

6. AT THE GOVERNMENT'S DISCRETION, PHYSICAL CONFIGURATION AUDIT OF ALL ITEMS DEEMED APPROPRIATE, WILL BE CONDUCTED AT THE CONTRACTOR'S

FACILITY.

7. THE FOLLOWING ITEM IS BEING SOLICITED:

CLIN 0001: M187A1 MOUNT TELESCOPE - GUARANTEED MIMIMUM QUANTITY IS 138 EACH NSN: 1240-01-483-5324 P/N: 12984689

8. DURING THE LIFE OF THIS CONTRACT (FROM AWARD DATE UNTIL 30 JUNE 2010), THE GOVERNMENT IS ENTITLED TO ORDER A MAXIMUM TOTAL QUANTITY

OF 1250 EACH.

9. AN AWARD UNDER THIS SOLICITATION IN NO WAY OBLIGATES THE GOVERNMENT TO PURCHASE ANY QUANTITY UNDER THE RESULTANT CONTRACT, EXCEPT

FOR THE GUARANTEED MINIMUM QUANTITY LISTED IN PARAGRAPH 7. EACH DELIVERY ORDER STANDS ON ITS OWN ISOFAR AS IT OBLIGATES THE GOVERNMENT.

10. THE PRICING RANGES SHOWN ON ATTACHMENT 001 ARE PROVIDED FOR THE PURPOSE OF ESTABLISHING REASONABLE QUANTITIES AGAINST WHICH TO PROVIDE PRICES. OFFERORS ARE REQUIRED TO COMPLETE AND SUBMIT THE "PRICING EVALUATION SHEET" AT ATTACHMENT 001. PLEASE PROVIDE PRICES FOR ALL YEARS, AND ALL RANGES, INCLUDING THE BREAKOUT OF FIRST ARTICLE TEST. PROPOSALS OFFERING PRICES FOR QUANTITIES OR RANGES OTHER THAN THOSE SOLICITED WILL NOT BE CONSIDERED.

11.	FOLLOWING ARE THE DATES OF THE FIVE ORDERING PERIODS COVERED BY THIS SOLICITATION;

ORDERING PERIOD (OP) 1: AWARD DATE - 30 JUN 2006 ORDERING PERIOD (OP) 2: 1 JUL 2006 - 30 JUN 2007 ORDERING PERIOD (OP) 3: 1 JUL 2007 - 30 JUN 2008 ORDERING PERIOD (OP) 4: 1 JUL 2008 - 30 JUN 2009 ORDERING PERIOD (OP) 5: 1 JUL 2009 - 30 JUN 2010

12.	THE GOVERNMENT'S ESTIMATED BUY QUANTITIES, BY ORDERING PERIOD ARE AS FOLLOWS:

CLIN 0001, NSN:	1240-01-483-5324, P/N:	12984689, M187A1 MOUNT TELESCOPE
OP	ESTIMATED BUY
01	201
02	130
03	97
04	50

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Name of Offeror or Contractor:

05	50

13. ALL SHIPMENTS WILL BE FOB DESTINATION TO ONE OR MORE OF THE FOLLOWING LOCATIONS:

DODAAC: W52H1C
ADDRESS:	XR W0K8 USA MAC
ROCK ISLAND ARSENAL,BLDG 299
GILLESPIE AVE AND BECK LANE
ROCK ISLAND,IL 61299-5000
ATTN: DAVE HERRERA/(309)782-6869
POC: ROD KEENEY/AMSTA-LC-CFTL/(309)782-6649

W31G1Z
XR W0L7 ANNISTON MUNITIONS CENTER
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG 380
ANNISTON AL 36201-4199

W62G2T
XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

W25G1U
XU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
BUILDING MISSION DOOR 113 134
NEW CUMBERLAND PA 17070-5001

14. DELIVERIES TO DDSP NEW CUMBERLAND FACILITY MUST BE SCHEDULED IN ADVANCE; APPOINTMENTS MAY BE SCHEDULED AS EARLY AS TEN DAYS IN ADVANCE OF THE ANTICIPATED DELIVERY DATE AND MAY BE MADE BY CALLING (800) 307-8496. THE FOLLOWING ADDITIONAL INFORMATION WILL BE REQUIRED AT TIME OF APPOINTMENT SCHEDULING:

A.	CONTRACT NUMBER

B.	COMMODITY/NOUN NAME

C.	NSN, IF SOLID LOAD

D.	TOTAL WEIGHT AND CUBE

E.	VENDOR

15.	ALL DELIVERY ORDERS WILL BE ISSUED UNILATERALLY BY TACOM-RI, AMSTA-LC-CFA, WITH FIRM DELIVERY DATES.

16.	DELIVERY PRODUCTION RATES SHALL BE AS FOLLOWS: (ADA = AFTER DATE OF AWARD)

CLIN 0001AA - FIRST ARTICLE TEST REPORT/ 300 ADA CLIN 0001AB - PRODUCTION QUANT WITH FAT/ 450 ADA THEREAFTER.
5 EACH QUANTITIES WILL BE INITIAL PRODUCTION OF 10, WITH 10 PER MONTH
17.	EARLIER DELIVERY IS ACCEPTABLE IF ACCOMPLISHED AT NO ADDITIONAL COST TO THE GOVERNMENT.

18.	THE TECHNICAL DATA PACKAGE CONTAINS SOURCE CONTROLLED DRAWINGS: 12961446, 12984810, 12984836, 8215831, AND 8261839.

19.	IN ORDER TO ACCOMPLISH COORDINATION BETWEEN THE CONTRACTOR AND THE GOVERNMENT IN PERFORMANCE OF THIS EFFORT, THE STATEMENT OF WORK

AT ATTACHMENT 003 IS A REQUIREMENT OF ANY CONTRACT RESULTING FROM THIS SOLICITATION.

20.	A POST-AWARD CONFERENCE WILL BE CONDUCTED AT THE CONTRACTOR'S FACILITY 30 DAYS AFTER AWARD OF CONTRACT.

21.	POINT OF CONTACT FOR THIS SOLICITATION IS LINDA MAES, PHONE 309-782-3657, FAX 309-782-1616, EMAIL MAESL@RIA.ARMY.MIL.

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Name of Offeror or Contractor:

*** END OF NARRATIVE A 001 ***
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

A-1	52.204-4504	ONLINE REPRESENTATIONS AND CERTIFICATIONS APPLICATION (ORCA)		JAN/2005
INSTRUCTIONS

Effective 1 Jan 2005, contractors are required to use the On-line Representations and Certifications Application (ORCA). Contractors will complete and update the on-line provisions in ORCA (_h_t_t_p_:_/_/_w_w_w_._b_p_n_._g_o_v_/_o_r_c_a) on at least a yearly basis. When submitting a quote/offer/bid in response to this solicitation, contractors will attest that, at the time of their submission, their ORCA records are current, accurate, and complete, and applicable to the solicitation (including the business size standard applicable to the NAICS code for this solicitation). This is accomplished by completing the provision at FAR 52.204 -8, Annual Representations and Certifications, or FAR 52.212 -3, Offeror Representations and Certifications -- Commercial Items (& Alternates I & II), whichever is included in this solicitation. If this solicitation also includes the provision at FAR 52.204 -7, Central Contractor Registration, paragraph (b) of clause 52.204 -8 applies. Representations and certifications that are to be completed through ORCA are not repeated in this solicitation. However, this solicitation may include other representation and certification requirements not covered by ORCA, which must be completed and returned with your quote/offer/bid.

The NAICS code for this solicitation is 333314 and the small business size standard is 500 employees.

     (End of Provision) (AS6100)

A-2	52.246-4311	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	JUL/2004
TACOM-RI

     This contract requires the offeror to be in compliance with the higher level quality requirement listed in Section E on date of award. Compliance is defined as meeting the intent of the higher level quality requirement. The contractor shall have documentation attesting to the compliance available to the Government upon request.

Note: It is not mandatory that a contractor be registered by the Registration Accreditation Board.

     (End of Clause) (AS6002)

A-3 HQ, DA NOTICE TO OFFERORS - USE OF CLASS I OZONE-DEPLETING SUBSTANCES JUL/1993

     (a) In accordance with Section 326 of P.L. 102-484, the Government is prohibited from awarding any contract which includes a specification or standard that requires the use of a Class I ozone-depleting substance (ODS) identified in Section 602(a) of the Clean Air Act, 42 U.S.C. 7671a(a), or that can be met only through the use of such a substance unless such use has been approved, on an individual basis, by a senior acquisition official who determines that there is no suitable substitute available.

     (b) To comply with this statute, the Government has conducted a best efforts screening of the specifications and standards associated with this acquisition to determine whether they contain any ODS requirements. To the extent that ODS requirements were revealed by this review, they are identified in Section C with the disposition determined in each case.

     (c) If offerors possess any special knowledge about any other ODSs required directly or indirectly at any level of contract performance, the U.S. Army would appreciate if such information was surfaced to the Contracting Officer for appropriate action. To preclude delay to the procurement, offerors should provide any information in accordance with FAR 52.214 -6 or 52.215 -14 as soon as possible after release of the solicitation and prior to the submission of offers to the extent practicable. It should be understood that there is no obligation on offerors to comply with this request and that no compensation can be provided for doing so.

(End of Clause)
(AA7020)
A-4	52.201-4501	NOTICE ABOUT TACOM-RI OMBUDSMAN	AUG/2004
TACOM-RI

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Name of Offeror or Contractor:

     a. We have an Ombudsman Office here at TACOM-RI. Its purpose is to open another channel of communication with TACOM-RI contractors.

b.	If you think that this solicitation:

	1.	has inappropriate requirements; or

	2.	needs streamlining; or

	3.	should be changed

you should first contact the buyer or the Procurement Contracting Officer (PCO).

c.	The buyer's name, phone number and address are on the cover page of this solicitation.

d.	If the buyer or PCO doesn't respond to the problem to your satisfaction, or if you want to make comments anonymously, you can contact the Ombudsman Office. The address and phone number are:
U.S. Army, TACOM-Rock Island
1 Rock Island Arsenal
ATTN: AMSTA-AQ-AR (OMBUDSMAN)
Rock Island IL 61299-7630
Phone: (309) 782-3223/3224
Electronic Mail Address: ombudsman@ria.army.mil

e.	If you contact the Ombudsman, please provide him with the following information:

	(1)	TACOM-RI solicitation number;

	(2)	Name of PCO;

	(3)	Problem description;

	(4)	Summary of your discussions with the buyer/PCO.

(End of clause)
(AS7006)
A-5	52.204-4505	DISCLOSURE OF UNIT PRICE INFORMATION	FEB/2003
TACOM-RI

This constitutes notification pursuant to Executive Order 12600, Pre-Disclosure Notification Procedures for Confidential Commercial Information (June 23,1987), of our intention to release unit prices of the awardee in response to any request under the Freedom of Information Act, 5 USC 552. Unit price is defined as the contract price per unit or item purchased. We consider any objection to be waived unless the contracting officer is notified of your objection to such release prior to submission of initial proposals.

(End of clause)
AS7909
A-6	52.204-4506	PUBLIC ACTIVITY INVOLVEMENT	FEB/2003
TACOM-RI

Subcontract opportunities under this solicitation and any resulting contracts are open to competition between Department of Defense activities and private firms. In addition, Army Industrial Facilities are available to sell manufactured articles or to perform work at such Facilities on behalf of Offerors, in certain circumstances and as permitted by law. Rock Island Arsenal, Watervliet Arsenal, Anniston Army Depot, Sierra Army Depot, and Red river Army Depot have expressed interest in securing subcontracting opportunities under this RFP. For information related to the capabilities of these facilities, and Points of Contact, see _w_w_w_._g_s_i_e_._a_r_m_y_._m_i_l

(End of Clause)

AS7005

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Name of Offeror or Contractor:

A-7	52.210-4516	COMMERCIAL EQUIVALENT ITEM(S)		JUN/1998
TACOM-RI

THE GOVERNMENT HAS A PREFERENCE TO SATISFY ITS NEEDS THROUGH THE ACQUISITION OF COMMERCIAL ITEMS. IF YOU KNOW OF ANY COMMERCIAL EQUIVALENT ITEM(S) FOR THOSE LISTED IN THIS SOLICITATION, PLEASE CONTACT THE CONTRACTING OFFICE. INFORMATION PROVIDED WILL BE CONSIDERED FOR FUTURE PROCUREMENTS.

(End of Clause)
(AS7003)
A-8	52.211-4506	INSTRUCTIONS REGARDING SUBSTITUTIONS FOR MILITARY AND FEDERAL	DEC/1997
	TACOM-RI	SPECIFICATIONS AND STANDARDS

     (a) Section I of this document contains DFARS clause 252.211 -7005, Substitutions for Military Specifications and Standards, which allows bidders/quoters/offerors to propose Management Council approved Single Process Initiatives (SPIs) in their bids/quotes/offers, in lieu of military or Federal specifications and standards cited in this solicitation.

     (b) An offeror proposing to use an SPI process under this solicitation shall identify the following for each proposed SPI as required by DFARS 252.211 -7005 contained in Section I:

SPI MILITARY/FEDERAL LOCATION OF FACILITY ACO SPEC/STANDARD REQUIREMENT

     (c) An offeror proposing to use an SPI process under this solicitation shall also provide a copy of the Department of Defense acceptance for each SPI process proposed.

     (d) In the event an offeror does not identify any SPI in paragraph (b) above, the Government shall conclude that the bidder/quoter/offeror submits its bid/quote/proposal in accordance with the requirements of this solicitation.

(e)	The price that is provided by the offeror in the Schedule in Section B will be considered as follows:

(1) If an SPI is identified in paragraph (b) above, the Government will presume that the price is predicated on the use of the proposed SPI.

     (2) If there is no SPI identified in paragraph (b) above, the Government will presume the price is predicated on the requirements as stated in the solicitation.

     (f) Bidders/quoters/offerors are cautioned that there is always the possibility that the Government could make a determination at the Head of the Contracting (HCA)/Program Executive Officer (PEO) level that the proposed SPI is not acceptable for this procurement. If such a determination is made, and the bid/quote/offer only identifies a price predicated on use of proposed SPI, the bid/quote/offer will be determined nonresponsive. Bidders/quoters/offerors who propose SPI processes are encouraged to provide a price below to reflect their price for the item manufactured in accordance with the requirements as stated in this solicitation to preclude possibly being determined nonresponsive:

CLIN	PRICE	$
CLIN	PRICE	$
CLIN	PRICE	$
CLIN	PRICE	$

(End of clause)
(AS7008)
A-9	52.215-4503	NOTICE TO OFFERORS - ELECTRONIC	BID/OFFER	RESPONSE REQUIRED	FEB/2002
TACOM-RI

1.	In accordance with Management Reform Memorandum (MRM) #2		from the Department of Defense (DoD), all Services are required to eliminate paper from their acquisition process by January 1, 2000 (see information at _h_t_t_p_:_/_/_w_w_w_._a_c_q_._o_s_d_._m_i_l_/_i_d_e_/_d_o_c_u_m_e_n_t_s_/_m_r_m_2_._p_d_f_)_.

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Name of Offeror or Contractor:

     2. In response to this mandate, TACOM-RI has established the capability to receive bids, proposals, and quotes electronically. A hotlink from the TACOM-RI Solicitation Page has been activated to fully automate the response process (see h _t_t_p_:_/_/_a_a_i_s_._r_i_a_._a_r_m_y_._m_i_l_/_a_a_i_s_/_S_O_L_I_N_F_O_/_i_n_d_e_x_._h_t_m_)_

     3. I_M_P_O_R_T_A_N_T_: Bids/proposals/quotes in response to this solicitation are REQUIRED to be submitted in electronic format. Hard copy bids/proposals/quotes WILL NOT BE ACCEPTED. Bids/proposals/quotes submitted by electronic fax to 309-782-2047 will be accepted as these bids/proposals/quotes are considered to be electronic commmunication.

4. Your attention is drawn to the following clauses in Section L of this solicitation for instructions and additional information:

LS7011, Electronic Bids/Offers - TACOM-RI (TACOM-RI 52.215 -4510)

LS7013, Electronic Award Notice - TACOM-RI (TACOM-RI 52.215 -4511)

(End of clause)
(AS7004)
A-10	52.233-4503	AMC-LEVEL PROTEST PROGRAM	JUN/1998
TACOM-RI

If you have complaints about this procurement, it is preferable that you first attempt to resolve those concerns with the responsible contracting officer. However, you can also protest to Headquarters, AMC. The HQ, AMC-Level Protest Program is intended to encourage interested parties to seek resolution of their concerns within AMC as an Alternative Dispute Resolution forum, rather than filing a protest with General Accounting Office or other external forum. Contract award or performance is suspended during the protest to the same extent, and within the same time periods, as if filed at the GAO. The AMC protest decision goal is to resolve protests within 20 working days from filing. To be timely, protests must be filed within the periods specified in FAR 33.103. Send protests (other than protests to the contracting officer) to:

HQ Army Materiel Command
Office of Command Counsel
ATTN: AMCCC-PL
9301 Chapek Rd 2-1SE3401
Fort Belvoir VA 22060-5527
Facsimile number (703) 806-8866/8875
Voice Number (703) 806-8762
The AMC-level protest procedures are found at:

http://www.amc.army.mil/amc/command_counsel/protest/bidprotest.html

If Internet access is not available, contact the Contracting Officer or HQ, AMC to obtain the AMC-Level Protest Procedures.

(End of Clause)
(AS7010)
A-11	52.243-4510	DIRECT VENDOR DELIVERY	JAN/1999
TACOM-RI

In accordance with the Changes clause of this contract, the contractor may be called upon to ship directly to the user, in lieu of the destination in the Schedule, to satisfy urgent or backorder situations. In such instances the contractor may be directed to use best commercial packaging. The contractor may also be called upon to ship the item to the new destination within 24 hours of the required delivery date as specified in the Schedule. Please provide your POC, electronic mail address and commercial phone number including area code for this effort below:

(End of clause)

(AS7012)

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ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT		UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	SECURITY CLASS: Unclassified

0001AA	D_A_T_A I_T_E_M_	1	LO $	*_*__N_S_P_ *_* $	*_*__N_S_P__*_*_

NOUN: FIRST ARTICLE TEST REPORT

P _a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
_n_s_p_e_c_t_i_o__ I a_n_d A_c_c_e_p_t_a_n_c_e INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30
D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC				SUPPL
R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__	S_I__ C_D	M_A_R__ F_O_R T__ C_D
001		Z55555		3
D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	D_A_Y_S A_F_T_E_R_ A_W_A_R_D
001		1	0300

FOB POINT: Destination

SHIP TO:
(Z55555)	TACOM-ROCK ISLAND
ATTN AMSTA-LC-CFA
	ROCK ISLAND IL		61299-7630

P _R_O_D_U_C_T_I_O__ Q_U_A_N_T W_/ F_A_T
0001AB
EA $
$
NOUN: M187A1 TELESCOPE MOUNT
D _e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t TOP DRAWING NR: 12984689
P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

FOB POINT:

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W52H1C)	SR W0K8 USA MAC ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND	IL 61299-5000

MARK FOR:	ATTN: DAVE HERRERA

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Name of Offeror or Contractor:

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE	AMOUNT

0002	D_A_T_A I_T_E_M_	$	*_*__N_S_P_ *_* $	*_*__N_S_P__*_*_

SECURITY CLASS: Unclassified
CONTRACTOR WILL PREPARE AND DELIVER THE
TECHNICAL DATA IN ACCORDANCE WITH THE
REQUIREMENTS, QUANTITIES AND SCHEDULES
SET FORTH IN THE CONTRACT DATA REQUIREMENTS
LISTS (DD FORM 1423), EXHIBIT A. IT IS
REQUIRED THAT DATA ITEMS BE DELIVERED
USING ELECTRONIC MEDIA. REFER TO THE
DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC
DELIVERY INFORMATION
A DD250 IS NOT REQUIRED
(End of narrative A001)

I_n_s_p_e_c_t_i_o__	a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin	ACCEPTANCE: Destination

		Reference No. of Document Being Continued		Page 11 of 46
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SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

C-1	52.210-4501	DRAWINGS/SPECIFICATION		MAR/1988
TACOM-RI

     In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

The following drawing(s) and specifications are applicable to this procurement.

     Drawings and Specifications in accordance with enclosed Technical Data Package Listing - TDPL 12984689: 19200 with revisions in effect as of 02/03/2005 (except as follows):

NSN: 1240014835324

ENGINEERING EXCEPTIONS: The following Engineering Exceptions apply to this procurement action(s):

The following NEW drawings are to be added to this TDP:

Drawing 12984706 SPACER, FIBER OPTIC depicted on pages 89-90 of ECP H04A2085 Drawing 12984707 CLAMP, FIBER OPTIC depicted on pages 91-92 of ECP H04A2085 Drawing 12984708 CLAMP, FIBER OPTIC depicted on pages 93-94 of ECP H04A2085 Drawing 12984709 FIBER OPTIC CABLE ASSEMBLY depicted on pages 95-96 of ECP H04A2085 Drawing 12984710 CLIP depicted on pages 97-98 of ECP H04A2085 Drawing 12984737 SPACER, FIBER OPTIC depicted on pages 99-100 of ECP H04A2085 Drawing 13010962 PLATE, ADAPTER depicted on pages 101-104 of ECP H04A2085

The following drawing is part of this TDP: 8261835
The following drawings are NOT part of this TDP:
Drawing 12599211 BRACKET depicted on pages 8-9 of ECP H04A2032
Drawing 13010373 SPACER depicted on pages 10-11 of ECP H04A2032

Dwg's 8587542, 10516567 Change from Distribution "C" To: Distribution "A" Dwg 12591426 Change from Distribution "B" To: Distribution Statement "A". All remanining Product drawings and Associated document without Distribution Add Distribution Statement "A".

Wear used spec MIL-HDBK-132 is for reference only.
Dwg 12961446 Vendor Adress change to:
170 E Kirkham Avenue
Webster Grove, MO 6199
Prat No. Good
Dwg 8215831 Vendor address change to:
15260 Hallmack Drive
Macomb, MI 48042
Dwg 8261839 1st Vendor Name & Address change to:
VEEDER ROOT
2100 W BROAD ST.
ELIZABETHTOWN, NC 28337

Delete 2nd Vendor Delete PL 12961176, 12961178

Dwg 12961162

In Vendor Blk Change from "Suggested" To "Approved Source of Supply".

Drawings 12961176, 12961178, 11727818: Delete above title block "SEE SEPARATE PARTS LIST"

Drawing 12984661

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Delete Note 2, QAP not required.

Drawing 8215832
Add above title block "Source Control Drawing".

Delete the following are no longer required for this procurement.
12599177
12599179
PL 11727818
PL 12961178
PL 12961176

ADD the following they are required for this procurement
12984698
12984711

Add Distribution Statement "A" to all QA Documents.
QAP 10556186
PAGE 1 UNDER NON-GOVERNMENT DOCUMENTS
DELETE ASTM B211 AND ASTM B221
REPLACE WITH SAE AMS-QQ-A-225/6A, SAE AMS-QQ-A-225/8A,
ASTM A479/A479M-04, SAE AMS-QQ-S-763A
DELETE ASTM-A580/A580M
REPLACE WITH ASTM A313/A313M

PAGE 4 UNDER TEST DATA TO COMPLY WITH
DELETE ASTM B211 AND ASTM B221
REPLACE WITH SAE AMS-QQ-A-225/6A, SAE AMS-QQ-A-225/8A,
ASTM A479/A479M-04, SAE AMS-QQ-S-763A
DELETE ASTM-A580/A580M
REPLACE WITH ASTM A313/A313M

PAGE 5 PARAGRAPH 505
DELETE MIL-F-13962
REPLACE WITH MIL-F-13926

Where QAP or SQAP are called out on individual drawing and where these are not Provided or available, the requirement of the drawing will be the basis of Acceptance
.
DOCUMENT	DELETE	REPLACE WITH
All QA Documents	MIL-STD-105	MIL-STD-1916
	MIL-STD-105 AQLS	MIL-STD-1916 VL IV for MAJOR &
MIL-STD-1916 VL II for MINOR
Characteristics

The following Government Acceptance Inspection Equipment (AIE)
design drawings, cited elsewhere in the technical data, are
appropriate for use during the performance of this contract to inspect the applicable characteristics:
None

All other Government AIE designs which are cited in the Technical
Data Package List or in any other documents in the technical data package are no longer maintained by the Government.
These AIE designs may not reflect the latest component
configuration and are, therefore, included for informational purposes only. The contractor is responsible for the design and submission to the Government for review of all AIE design
documentation, other than those listed above, in accordance with
Clause N/A	specified elsewhere in Section E of this contract.
The contractor may elect to submit an alternate design for those listed above but must submit the alternate AIE design to the
Government for review and approval.
Page 3 of 3 Pages Contract C Requirements

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     (End of Clause) (CS6100)

C-2 52.211 -4505 AVAILABLE TECHNICAL DATA PACKAGE (TDP) APR/2000 TACOM RI

The Technical Data Package(s) (TDP) for this solicitation is currently accessible on the Internet in the National Stock Number/TDP column of the Open Solicitations Web Page listing associated with this solicitation (address: _t_t_p_s_:_/_/_a_a_i_s_._r_i_a_._a_r_m_y_._m_i_l_/_a_a_i_s_/_P_a_d_d_s_ h _b_/_i_n_d_e_x_._h_t_m_l_).e Contractors who are interested in bidding, offering, or quoting on the item(s) being solicited must download a copy of the TDP so that they will have access to the TDP in accordance with the solicitation. Hard

copies of the TDP will NOT be provided during the solicitation process.			At time of award, the TDP will continue to be accessible on the
Internet on the Award Web Page for an additional 30 days.

(End of Clause)
(CS7102)

C-3	52.248-4502	CONFIGURATION MANAGEMENT DOCUMENTATION	JUL/2001
TACOM RI

The contractor may submit Engineering Change Proposals (ECPs), Value Engineering change Proposals (VECPs), (Code V shall be assigned to an engineering change that will effect a net life cycle cost), including Notice of Revisions (NORs), and Request for Deviations (RFDs), for the documents in the Technical Data Package (TDP). The contractor shall prepare these documents in accordance with the Data Item Descriptions cited in block 04 on the enclosed DD Form 1423, Contract Data Requirements List.

Contractor ECPs/VECPs shall describe and justify all proposed changes and shall included NORs completely defining the change to be made. Contractors may also submit RFD, which define a temporary departure from the Technical Data package or other baseline documentation under Government control. The contractor shall not deliver any units incorporating any change/deviation to Government documentation until notified by the Government that the change/deviation has been approved and the change/deviation has been incorporated in the contract.

If the Government receives the same or substantially the same VECPs from two or more contractors, the contracts whose VECP is received first will be entitled to share with the Government in all instant, concurrent, future, and collateral savings under the terms of the VE clause in the contract.

Duplicate VECPs, which are received subsequently, will be returned to the contractor(s) without formal evaluation, regardless of whether or not the first VECP has been approved and accepted by the Government.

(End of Clause)
(CS7110)

C-4 THE M187A1 MOUNT TELESCOPE SHALL BE MANUFACTURED IN ACCORDANCE WITH THE REQUIREMENTS OF CLAUSE C-1, DRAWINGS/SPECIFICATIONS AND THE STATEMENT OF WORK, ATTACHMENT 003.

*** END OF NARRATIVE C 001 ***

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SECTION D - PACKAGING AND MARKING
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

D-1	52.211-4501	PACKAGING REQUIREMENTS (SPECIAL PACKAGING INSTRUCTIONS)		FEB/2004

     A. Military preservation, packing, and marking shall be accomplished in accordance with the specific requirements identified below, all the applicable requirements of MIL-STD-2073-1, Revision D, Date 15 Dec 99 including Notice 1, dated 10 May 02 and the Special Packaging Instruction contained in the TDP.

Preservation: MILITARY Level of Packing: A Quantity Per Unit Package: 001 SPI Number: P12984689 DATED 21 MAR 01

     B. Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance. The weight capacity of the pallet must be adequate for the load. The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized. The load shall be contained in a manner that will permit safe handling during shipment and storage.

C.	Marking: In addition to any special markings called out on the SPI;

C.1. All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129, Revision P, Change Notice 2, Date 10 Feb 04, including bar coding. The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract or not. Special markings include, but are not limited to, Shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel.

     C.2. Contractors and vendors shall apply identification and address markings with bar codes in accordance with this standard. For shipments moving to overseas locations and for mobile deployable units, the in-the-clear address must also include the host country geographic address and the APO/FPO address. The MSL will include both linear and 2D bar codes per the standard. The DD Form 250 or the commercial packing list shall have bar coding applied as per Direct Vendor Delivery Shipments in the standard (except for deliveries to DLA Distribution Depots; e.g. New Cumberland, San Joaquin, Red River, Anniston). Packing lists are required in accordance with the standard, see paragraph 5.3.

     C.3. Contractor to contractor shipments shall have the address markings applied to the identification marked side of the exterior shipping container or to the unitized load markings. The following shall be marked "FROM: name and address of consignor and TO: name and address of consignee".

     C.4. Military Shipping Label. The following website (Computer Automated Transportation Tool, CAAT) provides detailed instructions for downloading and installing the Military Shipment Label/Issue Receipt Document (CATT MSL/IRRD) software that will generate a Military Shipping Label to include the required Code 39 and 2D(PDF417) bar codes on the label: http://www.asset- trak.com/catt/msl_irrd/mslirrdmain.htm. This program was developed by the Army and is free to those with government contracts. Two contractors have introduced a version of the MSL software that can be purchased by contractors. Both programs produce labels that appear to be in compliance with the requirements of MIL-STD-129P. Contractors are MILPAC (_h_t_t_p_:_/_/_m_i_l_p_a_c_._c_o_m) and Easysoft Corporation (h_t_t_p_:_/_/_e_a_s_y_s_o_f_t_c_o_r_p_._c_o_m_). Insure that the "ship to" and "mark for" in-the-clear delivery address is complete including: consignee's name, organization, department name, office, building, room, street address, city, state, country code, & DODAAC.

     D. Heat Treatment and Marking of Wood Packaging Materials: All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure tractability to the original source of heat treatment. Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. The quality mark shall be placed on both ends of the outer packaging, between the end cleats or end battens; on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organizations compliance program.

     E. This SPI has been validated and the method of preservation/packing has proven successful in meeting the needs of the military distribution system, including indeterminate storage and shipment throughout the world. Special instructions and/or tailoring of the SPI is detailed in the Supplemental Instructions below. A prototype package is required to validate the sizes and fit requirements of the SPI. Minor dimensional and size changes are acceptable provided the contractor provides the PCO and ACO with notification 60 days

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prior to delivery. Any design changes or changes in the method of preservation that provide a cost savings without degrading the method of preservation or packing or affecting the serviceability of the item will be considered and responded to within 10 days of submission to the PCO and ACO. The Government reserves the right to require testing to validate alternate industrial preservation methods, materials, alternate blocking, bracing, cushioning, and packing.

F.	Hazardous Materials:

F.1. Hazardous Materials is defined as a substance, or waste which has been determined by the Secretary of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Titles 29, 40 and 49 CFR and other applicable modal regulations effective at the time of shipment.)

     F.2. Unless otherwise specified, packaging and marking for hazardous material shall comply with the requirements for the mode of transport and the applicable performance packaging contained in the following documents:

International Air Transport Association (IATA) Dangerous Goods Regulations International Maritime Dangerous Goods Code (IMDG) Code of Federal Regulations (CFR) Title 29, Title 40 and Title 49

Joint Service Regulation AFJMAN24-204/TM38-250/NAVSUPPUB 505/MCO P4030.19/DLAM 4145.3 (for military air shipments)

     F.3. If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the United Nations. Recommendations on the Transport of Dangerous Goods in a manner acceptable to the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

     F.4. A Product Material Safety Data Sheet (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside the sealed pouch attached to the outside of the package.

     G. SUPPLEMENTAL INSTRUCTIONS: THE UNIT PACKAGE WILL SERVE AS THE SHIPPING CONTAINER. (End of clause) (DS6419)

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SECTION E - INSPECTION AND ACCEPTANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

(EA7001)
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
E-1	52.246-2	INSPECTION OF SUPPLIES - FIXED-PRICE	AUG/1996
E-2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

E-3	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	FEB/1999

     The Contractor shall comply with the higher-level quality standard below. The Contractor shall be fully compliant prior to award of this contract.

	Title	Number	Date	Tailoring
Quality Management Systems Requirements		ISO 9001:2000	13 Dec 2000	EXCLUDE PARA. 7.3

(End of clause)
(EF6002)

E-4	52.209-4512	FIRST ARTICLE TEST (CONTRACTOR TESTING)			MAR/2001
TACOM-RI

     a. The first article shall be examined and tested in accordance with contract requirements, the item specification(s), Quality Assurance Provisions (QAPs) and all drawings listed in the Technical Data Package. The first article shall consist of: 5 EACH MOUNT TELESCOPE, PN 12984689, SUBASSEMBLIES & COMPONENTS. VISUAL & DIMENSIONAL MEASUREMENTS REQUIRED. THE FIRST ARTICLE TEST REPORT SHALL BE BASED ON 3 EACH MOUNT TELESCOPE, AND THE REMAINING TWO SHALL BE SENT OUT FOR CONFIRMATORY TESTING. PLEASE SEE CLAUSE ES6030 BELOW.

     b. The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package applicable to this procurement.

     c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAPs, and specification(s) referenced thereon, except for:

     (1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

     (2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

     (3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

     (4) Life cycle tests over 10 days in length provided that the same or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

     (5) Onetime qualification tests, which are defined as a one-time on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

d. The Contractor shall provide to the Contracting Officer at least 20 calendar days advance notice of the scheduled date for final

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inspection and test of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

     e. A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including supplier's and vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. Evidence of the QAR's verification will be provided. One copy of the First Article Test Report will be submitted through the Administrative Contracting Officer to the Contracting Officer with a copy furnished to AMSRD-AAR-QEP-A.

     f. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply. When conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification of results. Costs of the additional first article testing resulting from any of the causes listed herein that were instituted by the contractor and not due to changes directed by the Government shall be borne by the Contractor.

(End of Clause)
(ES6016)
E-5	52.209-4513	FIRST ARTICLE CONFIRMATORY TEST	MAY/1994
TACOM-RI

     a. When notified by the Contracting Officer that First Article Confirmatory Testing will be imposed, the contractor shall submit upon completion of First Article contractor testing, the following items identified below for confirmatory testing:

QUANTITY	ITEM NOMENCLATURE	DRAWING
2 EACH	M187A1 MOUNT TELESCOPE	12984689

     b. Shipment of the confirmatory test sample shall be accomplished on or before the submission date of the contractor's First Article Test Report.

     c. The confirmatory test sample shall be packaged and packed by the contractor in accordance with contractual requirements and marked "For Confirmatory Test". The sample shall be shipped to the location identified below at Contractor's expense:

XR W0K8 USA MAC ROCK ISLAND ARSENAL, BLDG 299 GILLESPIE AVE AND BECK LANE ROCK ISLAND, IL 61299-5000 ATTN: DAVE HERRERA POC: ROD KEENEY AMSTA-LC-CFTL / (309) 782-6649

The accompanying Material Inspection and Receiving Report (DD Form 250) shall be marked "For Confirmatory Test, No Charge". Two copies of the DD Form 250 shall be forwarded to: THE CONTRACTING OFFICE BY ELECTRONIC MAIL: MAESL@RIA.ARMY.MIL OR CARSONC@RIA.ARMY.MIL, OR FAX: 309-782-1616, ATTN: LINDA MAES OR CHRIS CARSON.

     d. Failure of the confirmatory test sample shall NOT be cause for disapproval of the first article. Notification of approval, conditional approval, or disapproval of the first article shall be in accordance with the First Article Approval - Contractor Testing Clause.

     e. At the Contracting Officer's discretion, the confirmatory test units with unused repair parts may be returned to contractor for refurbishing and may subsequently be shipped as deliverable contract items. Inspection and acceptance of the refurbished test units shall be in accordance with contractual requirements. The costs of refurbishing will be negotiated between the parties.

(End of Clause)

(ES6030)

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E-6	52.246-4528	REWORK AND REPAIR OF NONCONFORMING MATERIAL		MAY/1994
TACOM-RI

a.	Rework and Repair are defined as follows:

(1) Rework - The reprocessing of nonconforming material to make it conform completely to the drawings, specifications or contract requirements.

     (2) Repair - The reprocessing of nonconforming material in accordance with approved written procedures and operations to reduce, but not completely eliminate, the nonconformance. The purpose of repair is to bring nonconforming material into a usable condition. Repair is distinguished from rework in that the item after repair still does not completely conform to all of the applicable drawings, specifications or contract requirements.

     b. Rework procedures along with the associated inspection procedures shall be documented by the Contractor and submitted to the Government Quality Assurance Representative (QAR) for review prior to implementation. Rework procedures are subject to the QAR's disapproval.

     c. Repair procedures shall be documented by the Contractor and submitted on a Request for Deviation/Waiver, to the Contracting Officer for review and written approval prior to implementation.

     d. Whenever the Contractor submits a repair or rework procedure for Government review, the submission shall also include a description of the cause for the nonconformances and a description of the action taken or to be taken to prevent recurrence.

     e. The rework or repair procedure shall also contain a provision for reinspection which will take precedence over the Technical Data Package requirements and shall, in addition, provide the Government assurance that the reworked or repaired items have met reprocessing requirements.

(End of Clause)
(ES7012)

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SECTION F - DELIVERIES OR PERFORMANCE

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

(FA7001)
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
F-1	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-2	52.247-34	F.O.B. DESTINATION	NOV/1991
F-3	52.247-35	F.O.B. DESTINATION, WITHIN CONSIGNEE'S PREMISES	APR/1984
F-4	52.247-48	F.O.B. DESTINATION - EVIDENCE OF SHIPMENT	FEB/1999

F-5	252.211-7003	ITEM IDENTIFICATION AND VALUATION	JAN/2004

[NOTE: The following clause requires unique item identification marking, or a DoD recognized unique identification equivalent, for all items delivered under the contract for wihch the Government's acquisition cost (as defined under 'Definitions' below) is $5,000 or more. Unique item identification marking is also required for items listed in paragraphs (c)(1)(ii) of the clause. Unique item identification marking is required for embedded subassemblies, components, and parts if listed in paragraph (c)(1(ii), or if listed elsewhere in the solicitation or resulting contract. In the event that the Government has not yet identified these items or embedded parts, paragraph (c)(1)(ii) will read "TBD" for "to be determined". If these items are identified by the Government before the time proposals are due, an amendment to the solicitation will be issued which identifies them. If not, award will be made on the basis of them not being identified; however, the contract may be later modified to include such identification marking. This clause also requires the contractor to report the Government's acquisition cost for each item delivered under the contract. Information concerning these requirements is available at http://www.acq.osd.mil/uid.]

     (a) Definitions. As used in this clause--Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

     Commonly accepted commercial marks means any system of marking products for identification that is in use generally throughout commercial industry or within commercial industry sectors. Some examples of commonly accepted commercial marks are: EAN.UCC Global Trade Item Number; Automotive Industry Action Group B-4 Parts Identification and Tracking Application Standard, and B-2 Vehicle Identification Number Bar Code Label Standard; American Trucking Association Vehicle Maintenance Reporting Standards; Electronic Industries Alliance EIA 802 Product Marking Standard; and Telecommunications Manufacturers Common Language Equipment Identification Code.

Concatenated unique item identifier means--

     (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or (2) For items that are serialized within the original part number, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, original part number, and serial number within the part number.

     Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

     DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at _h_t_t_p_:_/_/_w_w_w_._a_c_q_._o_s_d_._m_i_l_/_u_i_d_._

     DoD unique item identification means marking an item with a unique item identifier that has machine-readable data elements to distinguish it from all other like and unlike items. In addition-- (1) For items that are serialized within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, and a unique serial number.

     (2) For items that are serialized within the part number within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, the original part number, and the serial number.

Enterprise means the entity (i.e., a manufacturer or vendor) responsible for assigning unique item identifiers to items. Enterprise identifier means a code that is uniquely assigned to an enterprise by a registration (or controlling) authority. Government's unit acquisition cost means--

	(1)	For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;
and		(2) For cost-type line, subline, or exhibit line items, the Contractor's estimated fully burdened unit cost to the Government for each item at the time of delivery.

Issuing agency code means a code that designates the registration (or controlling) authority.

Item means a single hardware article or unit formed by a grouping of subassemblies, components, or constituent parts required to be

     Reference No. of Document Being Continued Page 20 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

delivered in accordance with the terms and conditions of this contract.

     Machine-readable means an automatic information technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

     Original part number means a combination of numbers or letters assigned by the enterprise at asset creation to a class of items with the same form, fit, function, and interface.

     Registration (or controlling) authority means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet's Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

     Serial number within the enterprise identifier or unique serial number means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

     Serial number within the part number or serial number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part number assignment.

     Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again.

The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

     Serialization within the part number means each item of a particular part number is assigned a unique serial number within that part number assignment. The enterprise is responsible for ensuring unique serialization within the part number within the enterprise identifier.

     Unique item identification means marking an item with machine-readable data elements to distinguish it from all other like and unlike items.

     Unique item identifier means a set of data marked on items that is globally unique, unambiguous, and robust enough to ensure data information quality throughout life and to support multi-faceted business applications and users.

     Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at _h_t_t_p_:_/_/_w_w_w_._a_c_q_._o_s_d_._m_i_l_/_u_i_d_.

(b)	The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c)	Unique item identification.

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for--
	(i) All items for which the Government's unit acquisition cost is	$5,000	or more; and
(ii) The following items for which the Government's unit acquisition cost is less than $5,000:

T_B_

(iii) Subassemblies, components, and parts embedded within items as specified in Exhibit Number _T_B_D or Contract Data Requirements

List Item Number T_B_D_.

     (2) The unique item identifier and the component data elements of the unique item identifier shall not change over the life of the item.

(3) Data syntax and semantics. The Contractor shall--

     (i) Mark the encoded data elements (except issuing agency code) on the item using any of the following three types of data qualifiers, as specified elsewhere in the contract:

(A)	Data Identifiers (DIs) (Format 06).

(B)	Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology--

EAN/UCC Application Identifiers and ASC MH 10 Data Identifiers and ASC MH 10 Data Identifiers and Maintenance.

     (C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution ``DD'' format for use until the final solution is approved by ISO JTC1/SC 31. The DoD collaborative solution is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at _h_t_t_p_:_/_/_w_w_w_._a_c_q_._o_s_d_._m_i_l_/_u_i_d_.

     (ii) Use high capacity automatic identification devices in unique identification that conform to ISO/IEC International Standard 15434, Information Technology--Syntax for High Capacity Automatic Data Capture Media.

(4) Marking items.

     (i) Unless otherwise specified in the contract, data elements for unique identification (enterprise identifier, serial number, and, for serialization within the part number only, original part number) shall be placed on items requiring marking by paragraph (c)(1) of this clause in accordance with the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code--

(A)	Shall not be placed on the item; and

(B)	Shall be derived from the data qualifier for the enterprise identifier.

     (d) Commonly accepted commercial marks. The Contractor shall provide commonly accepted commercial marks for items that are not required to have unique identification under paragraph (c) of this clause.

     (e) Material Inspection and Receiving Report. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1)	Description.*

(2)	Unique identifier**, consisting of--

(i)	Concatenated DoD unique item identifier; or

(ii)	DoD recognized unique identification equivalent.

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Name of Offeror or Contractor:

(3)	Unique item identifier type.**

(4)	Issuing agency code (if DoD unique item identifier is used).**

(5)	Enterprise identifier (if DoD unique item identifier is used).**

(6)	Original part number.**

(7)	Serial number.**

(8)	Quantity shipped.*

(9)	Unit of measure.*

(10)	Government's unit acquisition cost.*

(11)	Ship-to code.

(12)	Shipment date.

(13)	Contractor's CAGE code or DUNS number.

(14)	Contract number.

(15)	Contract line, subline, or exhibit line item number.*

(16)	Acceptance code.

*	Once per contract line, subline, or exhibit line item.

**	Once per item.

     (f) Material Inspection and Receiving Report for embedded subassemblies, components, and parts requiring unique item identification. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information: (1) Unique item identifier of the item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Unique item identifier of the embedded subassembly, component, or part, consisting of--

(i)	Concatenated DoD unique item identifier; or

(ii)	DoD recognized unique identification equivalent.

(3)	Unique item identifier type.**

(4)	Issuing agency code (if DoD unique item identifier is used).**

(5)	Enterprise identifier (if DoD unique item identifier is used).**

(6)	Original part number.**

(7)	Serial number.**

(8)	Unit of measure.

(9)	Description.

** Once per item.

     (g) The Contractor shall submit the information required by paragraphs (e) and (f) of this clause in accordance with the procedures at h_t_t_p_:_/_/_w_w_w_._a_c_q_._o_s_d_._m_i_l_/_u_i_d_._ (h) Subcontracts. If paragraph (c)(1)(iii) of this clause applies, the Contractor shall include this clause, including this paragraph (h), in all subcontracts issued under this contract.

(End of clause)
(FA6002)

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Name of Offeror or Contractor:

SECTION H - SPECIAL CONTRACT REQUIREMENTS

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

(HA7001)
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
H-1	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002
DFARS
H-2	252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA	MAR/2000
DFARS

H-3	52.232-4506	PROGRESS PAYMENT LIMITATION	MAR/1988
TACOM-RI

Prior to first article approval, only costs incurred for the first article are allowable for progress payments; however, such payments shall not exceed ten percent 10% of the initial award value of the contract.

(End of Clause)
(HS6002)
H-4	52.246-4500	MATERIAL INSPECTION & RECEIVING REPORTS (DD FORM 250)	NOV/2001
TACOM-RI

(a) Material Inspection and Receiving Report(s) (DD Form 250), are required to be prepared and furnished to the Government under the clause of this contract entitled 'Material Inspection and Receiving Report'. Distribution of reports to the Purchasing Office (in accordance with DoD FAR Supplement Appendix F) shall be accomplished electronically.

(b) Two copies of the DD Form 250 are required to be submitted to the Purchasing Office. To satisfy this submission requirement electronically, the completed documents may be transmitted via electronic mail, or data fax. The electronic mail address for submission is CARSONC@RIA.ARMY.MIL or MAESL@RIA.ARMY.MIL. The data fax number for submission is 309-782-1616, ATTN: CHRIS CARSON or LINDA MAES.

(c) Any additional copies required in accordance with Appendix F may be submitted to the addresses identified below via the U. S. Postal Service:

(1)	The FMS/MAP copies may be submitted to: N/A

(End of Clause)
(HS6510)
H-5	52.247-4545	PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION	MAY/1993
TACOM-RI

The bidder/offeror is to fill in the 'Shipped From' address, if different from 'Place of Performance' indicated elsewhere in this section.

Shipped From:

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Name of Offeror or Contractor:

For contracts involving F.O.B. Origin shipments furnish the following rail information:

Does Shipping Point have a private railroad siding? YES NO

If YES, give name of rail carrier serving it:

If NO, give name and address of nearest rail freight station and carrier serving it:

Rail Freight Station Name and Address: Serving Carrier:

     (End of Clause) (HS7600)

Reference No. of Document Being Continued Page 24 of 46 CONTINUATION SHEET

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Name of Offeror or Contractor:

SECTION I - CONTRACT CLAUSES

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

(IA7001)
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR	JAN/1997
IMPROPER ACTIVITY
I-5	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-6	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	JUN/2003
I-7	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-8	52.204-7	CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-9	52.209-6	PROTECTING THE GOVERNMENTS INTEREST WHEN SUBCONTRACTING WITH	JAN/2005
CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
I-10	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-11	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-12	52.215-2	AUDIT AND RECORDS - NEGOTIATION	JUN/1999
I-13	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-14	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	OCT/2000
I-15	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN	JAN/2002
I-16	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN - ALTERNATE I	OCT/2001
I-17	52.219-16	LIQUIDATED DAMAGES - SUBCONTRACTING PLAN	JAN/1999
I-18	52.222-19	CHILD LABOR - COOPERATION WITH AUTHORITIES AND REMEDIES	JUN/2004
I-19	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-20	52.222-26	EQUAL OPPORTUNITY	APR/2002
I-21	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE	DEC/2001
VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-22	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-23	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE	DEC/2001
VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-24	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-25	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-26	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (DEVIATION)	JAN/2004
I-27	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-28	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-29	52.230-2	COST ACCOUNTING STANDARDS	APR/1998
I-30	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	NOV/1999
I-31	52.232-1	PAYMENTS	APR/1984
I-32	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-33	52.232-11	EXTRAS	APR/1984
I-34	52.232-17	INTEREST	JUN/1996
I-35	52.232-23	ASSIGNMENT OF CLAIMS - ALTERNATE I	APR/1984
I-36	52.232-25	PROMPT PAYMENT	OCT/2003
I-37	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR	OCT/2003
REGISTRATION
I-38	52.233-1	DISPUTES	JUL/2002
I-39	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-40	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-41	52.242-13	BANKRUPTCY	JUL/1995
I-42	52.243-1	CHANGES - FIXED PRICE	AUG/1987
I-43	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	DEC/2004
I-44	52.246-1	CONTRACTOR INSPECTION REQUIREMENTS	APR/1984
I-45	52.247-63	PREFERENCE FOR U.S. - FLAG AIR CARRIERS	JUN/2003

		Reference No. of Document Being Continued		Page 25 of 46
CONTINUATION SHEET
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Name of Offeror or Contractor:

	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_		D_a_t_e_

I-46	52.248-1	VALUE ENGINEERING		FEB/2000
I-47	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)		MAY/2004
I-48	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)		APR/1984
I-49	52.253-1	COMPUTER GENERATED FORMS		JAN/1991
I-50	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-		DEC/2004
	DFARS	RELATED FELONIES
I-51	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT		APR/1992
DFARS
I-52	252.204-7004	CENTRAL CONTRACTOR REGISTRATION - ALTERNATE A		NOV/2003
DFARS
I-53	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS		DEC/1991
DFARS
I-54	252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER		NOV/1995
	DFARS	THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY
I-55	252.219-7003	SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED SMALL BUSINESS		APR/1996
	DFARS	SUBCONTRACTING PLAN (DOD CONTRACTS)
I-56	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS		APR/2003
DFARS
I-57	252.225-7004	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES		APR/2003
I-58	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES		MAY/2004
DFARS
I-59	252.225-7013	DUTY-FREE ENTRY		JAN/2004
DFARS
I-60	252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS - ALTERNATE I		APR/2003
DFARS
I-61	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS		MAY/2004
DFARS
I-62	252.225-7021	TRADE AGREEMENTS		DEC/2004
DFARS
I-63	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS		APR/2003
DFARS
I-64	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC		SEP/2004
	DFARS	ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (OCT 2003)
I-65	252.231-7000	SUPPLEMENTAL COST PRINCIPLES		DEC/1991
DFARS
I-66	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS		JAN/2004
DFARS
I-67	252.232-7004	DOD PROGRESS PAYMENT RATES		OCT/2001
DFARS
I-68	252.242-7000	POSTAWARD CONFERENCE		DEC/1991
DFARS
I-69	252.242-7004	MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM		DEC/2000
DFARS
I-70	252.243-7001	PRICING OF CONTRACT MODIFICATIONS		DEC/1991
DFARS
I-71	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT		MAR/1998
DFARS
I-72	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD		MAR/2000
	DFARS	CONTRACTS)
I-73	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT		MAR/2003
DFARS

I-74	52.216-18	ORDERING		OCT/1995
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from DATE OF AWARD through 30 JUNE 2010.

     (b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

     (c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of Clause)

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Name of Offeror or Contractor:

(IF6155)

I-75	52.216-19	ORDER LIMITATIONS		OCT/1995
(a)	Minimum order.	When the Government requires supplies or services covered by this contract in an amount of less than 15 EACH,

the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor -

(1)	Any order for a single item in excess of 250 EACH;

(2)	Any order for a combination of items in excess of N/A; or

(3)	A series of orders from the same ordering office within N/A days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

     (c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216 -21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

     (d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)
(IF6029)

I-76 52.216 -22 INDEFINITE QUANTITY OCT/1995

     (a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The

Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum". The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum".

     (c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

     (d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract FOR ORDERS PLACED AFTER JUN 2010.

(End of clause)
(IF6036)
I-77	52.232-16	PROGRESS PAYMENTS - ALTERNATE III	APR/2003

The Government will make progress payments to the Contractor when requested as work progresses, but not more frequently than monthly in amount of $2500 or more approved by the Contracting Officer, under the following conditions:

(a)	Computation of amounts.

(1) Unless the Contractor requests a smaller amount, the Government will compute each progress payment as 80 percent of the

Contractor's total costs incurred under this contract whether or not actually paid, plus financing payments to subcontractors (see paragraph (j) of this clause), less the sum of all previous progress payments made by the Government under this contract. The Contracting Officer will consider cost of money that would be allowable under FAR 31.205 -10 as an incurred cost for progress payment purposes.

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     (2) The amount of financing and other payments for supplies and services purchased directly for the contract are limited to the amounts that have been paid by cash, check, or that are determined due and will be paid to subcontractors -

	(i)	In accordance with the terms and conditions of a subcontract of invoice; and

	(ii)	Ordinarily within 30 days of the submission of the Contractor's next payment request to the Government.

(3)	The Government will exclude accrued costs of Contractor contributions under employee pension plans until actually paid unless -

	(i)	The Contractor's practice is to make contributions to the retirement fund quarterly or more frequently; and

	(ii)	The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor's total costs for progress payments until paid).

     (4) The Contractor shall not include the following in total costs for progress payment purposes in paragraph (a)(1) of this clause:

     (i) Costs that are not reasonable, allocable to this contract, and consistent with sound and generally accepted accounting principles and practices.

(ii)	Costs incurred by subcontractors or suppliers.

(iii)	Costs ordinarily capitalized and subject to depreciation or amortization except for the properly depreciated or amortized portion of such costs.
(iv)	Payments made or amounts payable to subcontractors or suppliers, except for--

	(A)	Completed work, including partial deliveries, to which the Contractor has acquired title; and

	(B)	Work under cost-reimbursement or time-and-material subcontracts to which the Contractor has acquired title.

     (5) The amount of unliquidated progress payments may exceed neither (i) the progress payments made against incomplete work (including allowable unliquidated progress payments to subcontractors) nor (ii) the value, for progress payment purposes, of the incomplete work. Incomplete work shall be considered to be the supplies and services required by this contract, for which delivery and invoicing by the Contractor and acceptance by the Government are incomplete.

(6)	The total amount of progress payments shall not exceed eighty percent (80%) of the total contract price.

(7)	If a progress payment or the unliquidated progress payment exceed the amounts permitted by subparagraphs (a)(4) or (a)(5)

above, the Contractor shall repay the amount of such excess to the Government on demand.

     (8) Notwithstanding any other terms of the contract, the Contractor agrees not to request progress payments in dollar amounts of less than $2500. The Contracting Officer may make exceptions.

(b) Liquidation. Except as provided in the Termination for Convenience of the Government clause, all progress payments shall be liquidated by deducting from any payment under this contract, other than advance or progress payments, the unliquidated progress payments, or eighty percent (80%) of the amount invoiced, whichever is less. The Contractor shall repay to the Government any amounts required by a retroactive price reduction, after computing liquidations and payments on past invoices at the reduced prices and adjusting the unliquidated progress payments accordingly. The Government reserves the right to unilaterally change from the ordinary liquidation rate to an alternate rate when deemed appropriate for proper contract financing.

(c) Reduction or suspension. The Contracting Officer may reduce or suspend progress payments, increase the rate of liquidation, or take a combination of these actions, after finding on substantial evidence any of the following conditions:

(1)	The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (f) and (g) below).

(2)	Performance of this contract is endangered by the Contractor's (i) failure to make progress or (ii) unsatisfactory financial condition.
(3)	Inventory allocated to this contract substantially exceeds reasonable requirements.

(4)	The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

(5)	The unliquidated progress payments exceed the fair value of the work accomplished on the undelivered portion of this contract.

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     (6) The Contractor is realizing less profit than that reflected in the establishment of any alternate liquidation rate in paragraph (b) above, and that rate is less than the progress payment rate stated in subparagraph (a)(1) above.

(d)	Title.

(1) Title to the property described in this paragraph (d) shall vest in the Government. Vestiture shall be immediately upon the date of this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

     (2) "Property," as used in this clause, includes all of the below-described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices.

	(i)	Parts, materials, inventories, and work in process;
	(ii)	Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;
	(iii)	Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment, and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (ii) above; and

     (iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

     (3) Although title to property is in the Government under this clause, other applicable clauses of this contract, e.g., the termination or special tooling clauses, shall determine the handling and disposition of the property.

     (4) The Contractor may sell any scrap resulting from production under this contract without requesting the Contracting Officer's approval, but the proceeds shall be credited against the costs of performance.

     (5) To acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer's advance approval of the action and the terms. The Contractor shall (i) exclude the allocable cost of the property from the costs of contract performance, and (ii) repay to the Government any amount of unliquidated progress payments allocable to the property. Repayment may be by cash or credit memorandum.

     (6) When the Contractor completes all of the obligations under this contract, including liquidation of all progress payments, title shall vest in the Contractor for all property (or the proceeds thereof) not--

(i)	Delivered to, and accepted by, the Government under this contract; or

(ii)	Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

     (7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(e) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. The Contractor shall repay the Government an amount equal to the unliquidated progress payments that are based on costs allocable to property that is damaged, lost, stolen, or destroyed.

(f) Control of costs and property. The Contractor shall maintain an accounting system and controls adequate for the proper administration of this clause.

(g) Reports and access to records. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer for the administration of this clause. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's books, records, and accounts.

(h) Special terms regarding default. If this contract is terminated under the Default clause, (i) the Contractor shall, on demand, repay to the Government the amount of unliquidated progress payments and (ii) title shall vest in the Contractor, on full liquidation of progress payments, for all property for which the Government elects not to require delivery under the Default clause. The Government shall be liable for no payment except as provided by the Default clause.

(i) Reservations of rights.

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Name of Offeror or Contractor:

     (1) No payment or vesting of title under this clause shall (i) excuse the Contractor from performance of obligations under this contract or (ii) constitute a waiver of any of the rights or remedies of the parties under the contract.

     (2) The Government's rights and remedies under this clause (i) shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract and (ii) shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(j) Financing payments to subcontractors. The financing payments to subcontractors mentioned in paragraphs (a)(1) and (a)(2) of this clause shall be all financing payments to subcontractors or division, if the following conditions are met:

(1)	The amounts included are limited to -

	(i)	The unliquidated reminder of financing payments made; plus

	(ii)	any unpaid subcontractor requests for financing payments.

     (2) The subcontract or interdivisional order is expected to involve a minimum of approximately 6 months between the beginning of work and the first delivery, or, if the subcontractor is a small business concern, 4 months.

     (3) If the financing payments are in the form of progress payments, the terms of the subcontract or interdivisional order concerning progress payments -

     (i) Are substantially similar to the terms of the clause for any subcontractor that is a large business concern, or that clause with its Alternate I for any subcontractor that is a small business concern;

(ii)	Are at least as favorable to the Government as the terms of this clause;

(iii)	Are not more favorable to the subcontractor or division than the terms of this clause are to the Contractor;

(iv)	Are in conformance with the requirements of FAR 32.504(e); and

(v)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Government's right to require delivery of the property to the Government if (A) the Contractor defaults or (B) the subcontractor becomes bankrupt or insolvent.

     (4) If the financing payments are in the form of performance-based payments, the terms of the subcontract or interdivisional order concerning payments -

     (i) Are substantially similar to the Performance-Based Payments clause at FAR 52.232 -32 and meet the criteria for, and definition of, performance-based payments in FAR Part 32;

(ii)	Are in conformance with the requirements of FAR 32.504(f); and

(iii)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Government's right to require delivery of the property to the Government if - (A) The Contractor defaults; or (B) The subcontractor becomes bankrupt or insolvent.

     (5) If the financing payments are in the form of commercial item financing payments, the terms of the subcontract or interdivisional order concerning payments -

     (i) Are constructed in accordance with FAR 32.206(c) and included in a subcontract for a commercial item purchase that meets the definition and standards for acquisition of commercial items in FAR Part 2 and 12;

(ii)	Are in conformance with the requirements of FAR 32.504(g); and

(iii)	Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the

Government's right to require delivery of the property to the Government if - (A) The Contractor defaults; or (B) The subcontractor becomes bankrupt or insolvent.

     (6) If financing is in the form of progress payments, the progress payment rate in the subcontract is the customary rate used by the contracting agency, depending on whether the subcontractor is or is not a small business concern.

     (7) Concerning any proceeds received by the Government for property to which title has vested in the Government under the subcontract terms, the parties agree that the proceeds shall be applied to reducing any unliquidated financing payments by the

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Name of Offeror or Contractor:

Government to the Contractor under this contract.

     (8) If no unliquidated financing payments to the Contractor remain, but there are unliquidated financing payments that the Contractor's has made to any subcontractor, the Contractor shall be subrogated to all the rights the Government obtained through the terms required by this clause to be in any subcontract, as if all such rights had been assigned and transferred to the Contractor.

     (9) To facilitate small business participation in subcontracting under this contract, the Contractor shall provide financing payments to small business concerns, in conformity with the standards for customary contract financing payments stated in Subpart 32.113. The Contractor shall not consider the need for such financing payments as a handicap or adverse factor in the award of subcontracts.

(k) Limitations on Undefinitized Contract Actions. Notwithstanding any other progress payment provision in this contract, progress payments may not exceed eighty percent (80%) of costs incurred on work accomplished under undefinitized contract actions. A "contract action" is any action resulting in a contract, as defined in Subpart 2.1, including contract modifications for additional supplies or services, but not including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other administrative changes. This limitation shall apply to the costs incurred, as computed in accordance with paragraph (a) of this clause, and shall remain in effect until the contract action is definitized. Costs incurred which are subject to this limitation shall be segregated on contractor progress payment requests and invoices from those costs eligible for higher progress payment rates. For purposes of progress payment liquidation, as described in paragraph (b) of this clause, progress payments for undefinitized contract actions shall be liquidated at eighty percent (80%) of the amount invoiced for work performed under the undefinitized contract action as long as the contract action remains undefinitized. The amount of unliquidated progress payments for undefinitized contract actions shall not exceed eighty percent (80%) of the maximum liability of the Government under the undefinitized contract action or such lower limit specified elsewhere in the contract. Separate limits may be specified for separate actions.

(l) Due date. The designated payment office will make progress payments on the 30TH date after the designated billing office receives a proper progress payment request. In the event that the Government requires an audit or other review of a specific progress payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date. Progress payments are considered contract financing and are not subject to the interest penalty provision of the Prompt Payment Act.

(m) Progress payments under indefinite-delivery contracts. The Contractor shall account for and submit progress payment requests under individual orders as if the order constituted a separate contract, unless otherwise specified in this contract.

(n) The provisions of this clause will not be applicable to individual orders at or below the simplified acquisition threshold.

(End of Clause)
(IF6193)

I-78	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	JUL/1995

     (a) Except as provided in (b) below, the Contractor shall not enter into any agreement with an actual or prospective subcontractor, nor otherwise act in any manner, which has or may have the effect of restricting sales by such subcontractors directly to the Government of any item or process (including computer software) made or furnished by the subcontractor under this contract or under any follow-on production contract.

     (b) The prohibition in (a) above does not preclude the Contractor from asserting rights that are otherwise authorized by law or regulation.

     (c) The Contractor agrees to incorporate the substance of this clause, including this paragraph (c), in all subcontracts under this contract which exceed $100,000.

(End of Clause)
(IF7210)

I-79	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995

(a) Definitions.

     Kickback, as used in this clause, means any money, fee, commission, credit, gift, gratuity, thing of value, or compensation of any kind which is provided, directly or indirectly, to any prime Contractor, prime Contractor employee, subcontractor, or subcontractor employee for the purpose of improperly obtaining or rewarding favorable treatment in connection with a prime contract or in connection

	Reference No. of Document Being Continued		Page 31 of 46
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Name of Offeror or Contractor:

with a subcontract relating to a prime contract.

     Person, as used in this clause, means a corporation, partnership, business association of any kind, trust, joint-stock company, or individual.

     Prime contract, as used in this clause, means a contract or contractual action entered into by the United States for the purpose of obtaining supplies, materials, equipment, or services of any kind.

Prime Contractor, as used in this clause, means a person who has entered into a prime contract with the United States.

Prime Contractor employee, as used in this clause, means any officer, partner, employee, or agent of a prime Contractor.

     Subcontract, as used in this clause, means a contract or contractual action entered into by a prime Contractor or subcontractor for the purpose of obtaining supplies, materials, equipment, or services of any kind under a prime contract.

     Subcontractor, as used in this clause (1) means any person, other than the prime Contractor, who offers to furnish or furnishes any supplies, materials, equipment, or services of any kind under a prime contract or a subcontract entered into in connection with such prime contract, and (2) includes any person who offers to furnish or furnishes general supplies to the prime Contractor or a higher tier subcontractor.

Subcontractor employee, as used in this clause, means any officer, partner, employee, or agent of a subcontractor.

(b)	The Anti-Kickback of 1986 (41 U.S.C. 51.58) (the Act), prohibits any person from--

	(1)	Providing or attempting to provide or offering to provide any kickback;

	(2)	Soliciting, accepting, or attempting to accept any kickback; or

	(3)	Including, directly or indirectly, the amount of any kickback in the contract price charged by a prime Contractor to the

United States or in the contract price charged by a subcontractor to a prime Contractor or higher tier subcontractor.

     (c)(1) The Contractor shall have in place and follow reasonable procedures designed to prevent and detect possible violations described in paragraph (b) of this clause in its own operations and direct business relationships.

     (2) When the Contractor has reasonable grounds to believe that a violation described in paragraph (b) of this clause may have occurred, the Contractor shall promptly report in writing the possible violation. Such reports shall be made to the inspector general of the contracting agency, the head of the contracting agency if the agency does not have an inspector general, or the Department of Justice.

     (3) The Contractor shall cooperate fully with any Federal agency investigating a possible violation described in paragraph (b) of this clause.

     (4) The Contracting Officer may (i) offset the amount of the kickback against any monies owed by the United States under the prime contract and/or (ii) direct that Prime Contractor withhold from sums owed a subcontractor under the prime contract the amount of the kickback. The Contracting Officer may order that monies withheld under subdivision (c)(4)(ii) of this clause be paid over to the Government unless the Government has already offset those monies under subdivision (c)(4)(i) of this clause. In either case, the Prime Contractor shall notify the Contracting Officer when the monies are withheld.

     (5) The Contractor agrees to incorporate the substance of this clause, including subparagraph (c)(5) but excepting subparagraph (c)(1), in all subcontracts under this contract which exceed $100,000.

(End of Clause)
(IF7211)
I-80	52.209-3	FIRST ARTICLE APPROVAL-CONTRACTOR TESTING, ALTERNATE I AND ALTERNATE		JAN/1997
II

(a)	The Contractor shall test		*	unit(s) of Lot/Item * as specified in this contract. At least twenty (20) calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

     (b) The Contractor shall submit the first article test report within ** calendar days from the date of this contract to * marked ''FIRST ARTICLE TEST REPORT: Contract No. ,Lot/Item No. .'' Within thirty (30) calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of

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Name of Offeror or Contractor:

the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

     (c) If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article tests. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

     (d) If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

     (e) Unless otherwise provided in the contract, and if the approved first article is not consumed or destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

     (f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the Changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

     (g) Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for (1) progress payments, or (2) termination settlements if the contract is terminated for the convenience of the Government. If first article tests reveal deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

     (h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the Offeror/Contractor and have been accepted by the Government. The Offeror/Contractor may request a waiver.

(i) The Contractor shall produce both the first article and the production quantity at the same facility.

*	(See instructions regarding submission of First Article clause)

**	(See Schedule B)

End of Clause)
(IF7116)
I-81
52.215-8
ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT
OCT/1997

     Any inconsistency in this solicitation or contract shall be resolved by giving precedence in the following order: (a) the Schedule (excluding the specifications); (b) representations and other instructions; (c) contract clauses; (d) other documents, exhibits, and attachments; and (e) the specifications.

     NOTE: The Order of Precedence within the specifications (paragraph (e) above) is: (1) Detailed specifications (including gage designs) for item(s) being procured; (2) Detailed specifications for material or operations; (3) General Specifications for class or items, and (4) General Specifications for class of materials.

(End of Clause)
(IF7003)
I-82	52.219-4	NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS	OCT/2004
CONCERNS.

	(a) Definition.	HUBZone small business concern, as used in this clause, means a small business concern that appears on the
List of Qualified HUBZone Small Business concerns maintained by the Small Business Administration.

(b)	Evaluation preference.

(1) Offers will be evaluated by adding a factor of 10 percent to the price of all offers except--

     Reference No. of Document Being Continued Page 33 of 46 CONTINUATION SHEET

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(i)	Offers from HUBZone small business concerns that have not waived the evaluation preference.

(ii)	Otherwise successful offers from small business concerns.

(iii)	Otherwise successful offers of eligible products under the Trade Agreements Act when the dollar threshold for application of the Act is exceeded (see 25.402 of the Federal Acquisition Regulation (FAR); and

     (iv) Otherwise successful offers where application of the factor would be inconsistent with a Memorandum of Understanding or other international agreement with a foreign government.

     (2) The factor of 10 percent shall be applied on a line item basis or to any group of items on which award may be made. Other evaluation factors described in the solicitation shall be applied before application of the factor.

     (3) A concern that is both a HUBZone small business concern and a small disadvantaged business concern will receive the benefit of both the HUBZone small business price evaluation preference and the small disadvantaged business price evaluation adjustment (see FAR clause 52.219 -23). Each applicable price evaluation preference or adjustment shall be calculated independently against an offeror's base offer. These individual preference amounts shall be added together to arrive at the total evaluated price for that offer.

(c) Waiver of evaluation preference. A HUBZone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes. The agreements in paragraph (d) of this clause do not apply if the offeror has waived the evaluation preference.

Offeror elects to waive the evaluation preference.

(d) Agreement. A HUBZone small business concern agrees that in the performance of the contract, in the case of a contract for

     (1) Services (except construction), at least 50 percent of the cost of personnel for contract performance will be spent for employees of the concern or employees of other HUBZone small business concerns;

     (2) Supplies (other than procurement from a nonmanufacturer of such supplies), at least 50 percent of the cost of manufacturing, excluding the cost of materials, will be performed by the concern or other HUBZone small business concerns;

     (3) General construction, at least 15 percent of the cost of the contract performance incurred for personnel will be spent on the concern's employees or the employees of other HUBZone small business concerns; or

     (4) Construction by special trade contractors, at least 25 percent of the cost of the contract performance incurred for personnel will be spent on the concern's employees or the employees of other HUBZone small business concerns.

(e) A HUBZone joint venture agrees that in the performance of the contract, the applicable percentage specified in paragraph (d) of this clause will be performed by the HUBZone small business participant or participants.

(f) A HUBZone small business concern nonmanufacturer agrees to furnish in performing this contract only end items manufactured or produced by HUBZone small business manufacturer concerns. This paragraph does not apply in connection with construction or service contracts.

(End of clause)

NOTE: The small disadvantaged business price evaluation adjustment described in Paragraph			(b)(3) of this clause is currently suspended
and will not be incorporated in this solicitation.
(IF7004)

I-83	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996

     (a) All stipulations required by the Act and regulations issued by the Secretary of Labor (41 CFR Chapter 50) are incorporated by reference. These stipulations are subject to all applicable rulings and interpretations of the Secretary of Labor that are now, or may hereafter, be in effect.

     (b) All employees whose work relates to this contract shall be paid not less than the minimum wage prescribed by regulations issued by the Secretary of Labor (41 CFR 50-202.2) . Learners, student learners, apprentices, and handicapped workers may be employed at less than the prescribed minimum wage (see 41 CFR 50-202.3) to the same extent that such employment is permitted under Section 14 of the Fair Labor Standards Act (41 U.S.C. 40).

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Name of Offeror or Contractor:

(End of clause)
(IF7114)
I-84
52.227-1
AUTHORIZATION AND CONSENT
JUL/1995

     (a) The Government authorizes and consents to all use and manufacture, in performing this contract or any subcontract at any tier, of any invention described in and covered by a United States patent (1) embodied in the structure or composition of any article the delivery of which is accepted by the Government under this contract or (2) used in machinery, tools, or methods whose use necessarily results from compliance by the Contractor or a subcontractor with (i) specifications or written provisions forming a part of this contract or (ii) specific written instructions given by the Contracting Officer directing the manner of performance. The entire liability to the Government for infringement of a patent of the United States shall be determined solely by the provisions of the indemnity clause, if any, included in this contract or any subcontract hereunder (including any lower-tier subcontract), and the Government assumes liability for all other infringement to the extent of the authorization and consent hereinabove granted.

     (b) The Contractor agrees to include, and require inclusion of, this clause, suitably modified to identify the parties, in all subcontracts at any tier for supplies or services (including construction, architect-engineer services, and materials, supplies, models, samples, and design or testing services expected to exceed the simplified acquisition threshold); however, omission of this clause from any subcontract, including those at or below the simplified acquisition threshold, does not affect this authorization and consent.

(End of Clause)
(IF7220)
I-85
52.252-6
AUTHORIZED DEVIATIONS IN CLAUSES
APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of ''(DEVIATION)'' after the date of the clause.

(b) The use in this solicitation or contract of any DOD FAR SUPPLEMENT (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of ''(DEVIATION)'' after the name of the regulation.

(End of clause)
(IF7016)

I-86	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	FEB/2003
DFARS

     (a) D_e_f_i_n_i_t_i_o_n_. ''SPI process,'' as used in this clause, means a management or manufacturing process that has been accepted previously by the department of defense under the Single Process Initiative (SPI) for use in lieu of specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives from the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

     (b) Offerors are encouraged to propose SPI process in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI process accepted at specific facilities is available via the Internet in Excel format at http://www.dcma.mil/onebook/7.0/7.2/7.2.6/reports/modified. xls

     (c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standard cited in the solicitation shall--

(1)	Identify the specific military or Federal specification or standard for which the SPI process has been accepted,

(2)	identify each facility at which the offeror proposed to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;
(3)	Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4)	If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI

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Name of Offeror or Contractor: processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process: Facility:
Military or Federal Specification or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

     (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror -

(1)	May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer;but

(2)	Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of Clause)
(IA7009)

		Reference No. of Document Being Continued			Page 36 of 46
CONTINUATION SHEET
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Name of Offeror or Contractor:

SECTION J - LIST OF ATTACHMENTS

List of				Number
A_d_d_e_n_d_a		T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Exhibit A		CONTRACT DATA REQUIREMENTS LIST	01-MAR-2005	002
Attachment	001	PRICING EVALUATION SHEET		001
Attachment	002	DOCUMENT SUMMARY LIST		001
Attachment	003	STATEMENT OF WORK		001

The following documents are hereby attached by reference and form a part of this acquisition.					These documents are available in
electronic format on the internet at https://aais.ria.army.mil/aais/SOLINFO/index.htm.					Vendors should ensure that they have the correct
revisions in their possession prior to submitting a bid proposal/quote.
List of					Number
A_d_d_e_n_d_a_		T_i_t_l_e_	D_a_t_e_		o__ P_a_g_e_s
Attachment	1A	Instructions for Completing DD Form 1423	JUN	90	1	Pg
Attachment	2A	IOC Form 715-3	FEB	96	2	Pgs
Attachment	3A	AMCCOM Form 71-R	01OCT88		2	Pgs
Attachment	4A	Guidance on Documentation of Contract			2	Pgs
		Data Requirements List (CDRL)
Attachment	5A	Disclosure of Lobbying Activities (SF-LLL)			3	Pgs
Attachment	6A	Data Delivery Description - Engineering Change Proposal	JUL	01	9	Pgs
Attachment	7A	Data Delivery Description - Notice of Revision	JUL	01	2	Pgs
Attachment	8A	Data Delivery Description - Request for Deviation	JUL	01	4	Pgs
		(End of Clause)
(JS7001)

Reference No. of Document Being Continued Page 37 of 46 CONTINUATION SHEET

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Name of Offeror or Contractor:

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

This document incorporates one or more provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a provision may be accessed electronically at these addresses: http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm

If the provision requires additional or unique information, then that information is provided immediately after the provision title.

(KA7001)
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
K-1	52.204-6	DATA UNIVERSAL NUMBERING SYSTEM (DUNS) NUMBER	OCT/2003
K-2	252.209-7001	DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST	SEP/2004
	DFARS	COUNTRY
K-3	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE	MAR/1998
	DFARS	GOVERNMENT OF A TERRORIST COUNTRY
K-4	252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL	APR/2003

K-5	52.204-8	ANNUAL REPRESENTATIONS AND CERTIFICATIONS	JAN/2005

     (a)(1) If the clause at 52.204 -7, Central Contractor Registration, is included in this solicitation, paragraph (b) of this provision applies.

     (2) If the clause at 52.204 -7 is not included in this solicitation, and the offeror is currently registered in CCR, and has completed the ORCA electronically, the offeror may choose to use paragraph (b) of this provision instead of completing the corresponding individual representations and certifications in the solicitation. The offeror shall indicate which option applies by checking one of the following boxes:

( ) (i) Paragraph (b) applies.

     ( ) (ii) Paragraph (b) does not apply and the offeror has completed the individual representations and certifications in the solicitation.

     (b) The offeror has completed the annual representations and certifications electronically via the Online Representations and Certifications Application (ORCA) website at http://orca.bpn.gov. _After reviewing the ORCA database information, the offeror verifies by submission of the offer that the representations and certifications currently posted electronically have been entered or updated within the last 12 months, are current, accurate, complete, and applicable to this solicitation (including the business size standard applicable to the NAICS code referenced for this solicitation), as of the date of this offer and are incorporated in this offer by reference (see FAR 4.1201); except for the changes identified below [offeror to insert changes, identifying change by clause number, title, date]. These amended representation(s) and/or certification(s) are also incorporated in this offer and are current, accurate, and complete as of the date of this offer.

---------------------------------------------------------------------------------------------------------------------------------
FAR Clause Title Date Change
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

     Any changes provided by the offeror are applicable to this solicitation only, and do not result in an update to the representations and certifications posted on ORCA.

(End of Provision)
(KF7004)
K-6
52.207-4
ECONOMIC PURCHASE QUANTITY - SUPPLIES
AUG/1987

     Reference No. of Document Being Continued Page 38 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

(a) Offerors are invited to state an opinion on whether the quantity(ies) of supplies on which bids, proposals or quotes are requested in this solicitation is (are) economically advantageous to the Government.

     (b) Each offeror who believes that acquisitions in different quantities would be more advantageous is invited to recommend an economic purchase quantity. If different quantities are recommended, a total and a unit price must be quoted for applicable items. An economic purchase quantity is that quantity at which a significant price break occurs. If there are significant price breaks at different quantity points, this information is desired as well.

OFFEROR RECOMMENDATIONS

PRICE I_T_E_M_
Q_U_A_N_T_I_T_Y_	Q_U_O_T_A_T_I_O_N_	T_O_T_A_

     (c) The information requested in this provision is being solicited to avoid acquisitions in disadvantageous quantities and to assist the Government in developing a data base for future acquisitions of these items. However, the Government reserves the right to amend or cancel the solicitation and resolicit with respect to any individual item in the event quotations received and the Government's requirements indicate that different quantities should be acquired.

(End of Provision)
(KF7003)

K-7 52.230 -1 COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION JUN/2000

Note:

     This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

     Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

     If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201 -2(c)(5) or 9903.201 -2(c)(6), respectively.

I. DISCLOSURE STATEMENT - COST ACCOUNTING PRACTICES AND CERTIFICATION.

     (a) Any contract in excess of $500,000 resulting from this solicitation, will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201 -1.

     (b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR, 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

     CAUTION: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

     Reference No. of Document Being Continued Page 39 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

( )(1)Certificate of Concurrent Submission of Disclosure Statement.

     The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) Original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and (ii) one copy to the cognizant Federal auditor.

     (Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable, Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation)

Date of Disclosure Statement:
Name and Address of Cognizant ACO or Federal Official Where Filed:

     The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

( ) (2) Certificate of Previously Submitted Disclosure Statement.

The offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement:
Name and Address of Cognizant ACO or Federal Official Where Filed:

     The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

( )(3) Certificate of Monetary Exemption.

     The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

( ) (4) Certificate of Interim Exemption.

     The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR 9903.202 -1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a review certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

     CAUTION: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50n million or more in the current cost accounting period may not claim this exemption(4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. COST ACCOUNTING STANDARDS - ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE.

     If the offeror is eligible to use the modified provisions of 48 CFR 9903.201 -2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR Subpart 9903.201 -2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

     Reference No. of Document Being Continued Page 40 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

     CAUTION: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

     The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

( ) YES
( ) NO
(End of Provision)
(KF7060)

K-8	252.225-7020	TRADE AGREEMENTS CERTIFICATE	JAN/2004
DFARS

     (a) Definitions. Caribbean Basin country end product, designated country end product, Free Trade Agreement country end product, nondesignated country end product, qualifying country end product, and U.S. made end product have the meanings given in the Trade Agreements clause of this solicitation.

(b) Evaluation. The Government -

     (1) Will evaluate offers in accordance with the policies and procedures of Part 225 of the Defense Federal Acquisition Regulation Supplement; and

     (2) Will consider only offers of end products that are U.S.-made, qualifying country, designated country, Caribbean Basin country, or Free Trade Agreement country end products, unless the Government determines that -

(i)	There are no offers of such end products;

(ii)	The offers of such end products are insufficient to fulfill the Government's requirements; or

(iii)	A national interest exception to the Trade Agreements Act applies.

(c)	Certification and identification of country of origin.

     (1) For all line items subject to the Trade Agreements clause of this solicitation, the offeror certifies that each end product to be delivered under this contract, except those listed in paragraph (c)(2) of this provision, is a U.S.-made, qualifying country, designated country, Caribbean Basin Country, or Free Trade Agreement country end product.

(2) The following supplies are other nondesignated country end products:

(Line Item Number)
(Country of Origin)
(End of provision)
(KA7510)
K-9	252.247-7022	REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA	AUG/1992
DFARS

     Reference No. of Document Being Continued Page 41 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

     (a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause of this solicitation.

(b)	Representation.

The Offeror represents that it--

      Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

      Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

     (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense Far Supplement clause at 252.247 -7024, Notification of Transportation of Supplies by Sea.

(End of Provision)
(KA7500)

Reference No. of Document Being Continued Page 42 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

This document incorporates one or more provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a provision may be accessed electronically at these addresses: http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm

If the provision requires additional or unique information, then that information is provided immediately after the provision title.

(LA7001)
	Re_g_u_l_a_t_o_r__ C_i_t_e	T_i_t_l_e_	D_a_t_e_
L-1	52.211-2	AVAILABILITY OF SPECIFICATIONS LISTED IN THE DOD INDEX OF	JAN/2004
SPECIFICATIONS AND STANDARDS (DODISS) AND DESCRIPTIONS LISTED IN THE
ACQUISITION MANAGEMENT SYSTEMS AND DATA REQUIREMENTS CONTROL LIST,
DOD 5010.12-L
L-2	52.215-1	INSTRUCTIONS TO OFFERORS - COMPETITIVE ACQUISITION	JAN/2004
L-3	52.222-38	COMPLIANCE WITH VETERANS' EMPLOYMENT REPORTING REQUIREMENTS	DEC/2001
L-4	52.232-13	NOTICE OF PROGRESS PAYMENTS	APR/1984
L-5	252.225-7003	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES	APR/2003
DFARS

L-6	52.211-14	NOTICE OF PRIORITY RATING FOR NATIONAL DEFENSE USE	SEP/1990

Any contract awarded as a result of this solicitation will be a DO rated order certified for national defense use under the Defense Priorities and Allocations System (DPAS)(15 CFR 700), and the Contractor will be required to follow all of the requirements of this regulation.

(LF6014)
L-7	52.215-20	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST	OCT/1997
OR PRICING DATA, ALTERNATE III

(a)	Exceptions from cost or pricing data.

(1) In lieu of submitting cost or pricing data, offerors may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.

     (i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

     (ii) Commercial item exception. For a commercial item exception, the offeror shall submit, at a minimum, information on prices at which the same item or similar items have previously been sold in the commercial marketplace that is adequate for evaluating the reasonableness of the price for this acquisition. Such information may include--

     (A) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale , original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

     (B) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

     (C) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

     Reference No. of Document Being Continued Page 43 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

     (2) The offeror grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this provision, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the offeror's determination of the prices to be offered in the catalog or marketplace.

     (b) Requirements for cost or pricing data. If the offeror is not granted an exception from the requirement to submit cost or pricing data, the following applies:

(1)	The offeror shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

(2)	As soon as practicable after agreement on price, but before contract award (except for unpriced actions such as letter contracts), the offeror shall submit a Certificate of Current Cost or Pricing Data, as prescribed in Far 15.406 -2.

(c) Submit the cost portion of the proposal via the following electronic media ANY WINDOWS/IBM COMPATABLE FORMAT.

(End of provision)
(LF6027)
L-8
52.216-1
TYPE OF CONTRACT
APR/1984

The Government contemplates award of FIRM FIXED PRICE INDEFINITE DELIVERY, INDEFINTITE QUANTITY contract resulting from this solicitation.

(End of Provision)
(LF6008)
L-9
52.233-2
SERVICE OF PROTEST
AUG/1996

     (a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from -1-. A protest to be filed with HQ, AMC, in accordance with the clause in Section A entitled AMC-Level Protest Program, shall be addressed to: HQ, Army Materiel Command, Office of Command Counsel, ATTN: AMCCC-PL, 9301 Chapek Rd, 2-1SE3401, Fort Belvoir, VA, 22060-5527. (Facsimile number (703) 806-8866/8875)

(b) The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO. (End of Provision)

(LF6255)
L-10	52.252-5	AUTHORIZED DEVIATIONS IN PROVISIONS	APR/1984

(a)	The use in this solicitation of any Federal Acquisition Regulation (48		CFR Chapter 1) provision with an authorized deviation
is indicated by the addition of ''(DEVIATION)'' after the date of the clause.

(b)	The use in this solicitation of any DOD FAR SUPPLEMENT (48 CFR Chapter		2) provision with an authorized deviation is indicated
by the addition of ''(DEVIATION)'' after the name of the regulation.

(End of Provision)
(LF7015)

L-11	52.215-4510	ELECTRONIC BIDS/OFFERS	NOV/2001
TACOM-RI

     1. Quotes/bids/proposals to the Government shall be signed by a MEMBER OF THE FIRM AUTHORIZED TO BIND THE COMPANY. This requirement is in accordance with (IAW) Federal Acquisition Regulation (FAR) 4.102.

     2. Quoters/Bidders/Offerors are required to submit their quotes/bids/proposals for this solicitation via electronic response on the TACOM-RI Business Opportunities, open Solicitations web page, or via facsimile (datafax) to 309/782-2047.

Reference No. of Document Being Continued Page 44 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

NOTE: ELECTRONIC RESPONSES: You may submit multiple files against a solicitation. However, all the files must only pertain to the one solicitation. Each complete quote/bid/proposal in response to a solicitation must be submitted individually/ separately and must be properly identified.

     FACSIMILE RESPONSES: Facsimile bids or offers should only be sent to our secure facsimile machine at Area Code (309) 782-2047. Each complete quote/bid/proposal in response to a solicitation must be submitted individually/separately against that solicitation, and must be properly identified.

     TACOM-RI will not be responsible for electronic or facsimile responses that are not submitted correctly and/or are improperly identified.

3. Prior to submission of your quote, bid, or proposal, read the latest electronic bid/proposal instructions at web page,

"h_t_t_p_s_:_/_/_a_a_i_s_b_i_d_s_._r_i_a_._a_r_m_y_._m_i_l_"_,_ and click on the icon for additional information.

4. Assuming that your quote/bid/proposal was electronically transmitted successfully, you will receive the following message:

"A directory for your Cage Code, XXXX, was created under Solicitation W52H09XXXXXXX, and your file was moved to it. If you have any other files to send, use the "Back" arrow on your browser. IF YOU EXPERIENCE ANY PROBLEMS WITH THIS PROCESS, CONTACT THE CONTRACT SPECIALIST LISTED ON THE OPEN SOLICITATION PAGE, _"_h_t_t_p_s_:_/_/_a_a_i_s_._r_i_a_._a_r_m_y_._m_i_l_/_a_a_i_s_/_P_a_d_d_s w_e_b_/_i_n_d_e_x_._h_t_m_l_"_.

     5. If you receive an error message of any type, your quote/bid/proposal was not transmitted and must be resubmitted if you wish it to be considered for award. You may resubmit by repeating the steps for electronic submittal or by datafaxing your quote/bid/proposal to Area Code (309)782-2047.

     6. Quotes/bids/proposals must arrive in their entirety by the time specified in the solicitation. Quoters/Bidders/Offerors bear the responsibility of timely transmission of their quotes/bids/proposals to ensure the availability of an open transmission line and to take into consideration the length of time required to complete the required upload transaction prior to the time established in the solicitation.

(End of Provision)
(LS7011)

L-12	52.215-4511	ELECTRONIC AWARD NOTICE		FEB/2002
TACOM RI

     a. Any contract awarded as result of this solicitation will be posted to the Internet for downloading and paper copies will not be distributed. This is a material condition of the solicitation and by submission of a bid or proposal, the vendor agrees to accept an electronic award transmitted in the manner described above.

     b. Notice of award to the awardee will be issued only via electronic mail. Venders who wish to be notified if they receive an award as a result of this solicitation must provide their electronic mail address in the space provided below. If the vendor fails to provide an electronic mail address, then a separate notice of award will not be provided and it shall be the sole responsibility of the vendor to periodically check the Internet to determine if he/she has received an award. In this event, the vendor's failure to check the Internet and download a copy of the award in a timely manner shall not be an excuse for failure to perform or grounds for a delivery schedule extension.

     c. Notice of award to unsuccessful offerors shall be issued only via the Federal Business Opportunities (FedBusOpps)or electronic mail. Vendors who wish to receive an electronic mail notice if they are unsuccessful must provide an electronic mail address in the space provided below. If the vendor fails to provide an electronic mail address, then a separate notice will not be provided, and it shall be the sole responsibility of the vendor to periodically check the FedBusOpps to determine if an award has been made. In this event, the vendor's failure to check the FedBusOpps to determine if an award has been made shall not constitute grounds for an extension of the ten (10) day protest period allowed in regulations.

Vendor's Electronic Mail Address:
(End of Provision)
(LS7013) PRICE

1. THE OFFEROR SHALL ENTER FIRM FIXED UNIT PRICES FOR EACH ORDERING PERIOD AND QUANTITY RANGE, ON THE APPLICABLE PRICING EVALUATION

SHEET. THE OFFEROR SHALL ALSO ENTER FIRST ARTICLE TEST (FAT) PRICE IN THE SPACE PROVIDED ON THE PRICING EVALUATION SHEET. ALL UNIT

     Reference No. of Document Being Continued Page 45 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor: PRICES PROPOSED WILL BE BINDING.

2. THE GOVERNMENT RESERVES THE RIGHT TO REQUIRE THE SUBMISSION OF ANY DATA (I.E. COST OR PRICING DATA) NECESSARY TO VALIDATE THE

REASONALBLENESS OF AN OFFER.

*** END OF NARRATIVE L 001 ***

Reference No. of Document Being Continued Page 46 of 46 CONTINUATION SHEET

PIIN/SIIN W52H09-05-R-0050 MOD/AMD

Name of Offeror or Contractor:

SECTION M - EVALUATION FACTORS FOR AWARD

This document incorporates one or more provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a provision may be accessed electronically at these addresses: http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm

If the provision requires additional or unique information, then that information is provided immediately after the provision title.

(MA7001)
	Re_g_u_l_a_t_o_r__ C_i_t_e		T_i_t_l_e_	D_a_t_e_

M-1	52.215-4507	EVALUATION OF OFFERS		MAR/1988
TACOM-RI

An offeror must quote on all items in this solicitation to be eligible for award. All items will be awarded only as a unit. Evaluation of offers will be based, among other factors, upon the total price quoted for all items.

(End of Provision)
(MS7100) PRICE

1. THE GOVERNMENT WILL EVALUATE OFFERS BASED ON PRICES PROPOSED FOR ALL ORDERING PERIODS AND ANY OTHER PRICE RELATED FACTORS REQUIRED

BY THE SOLICITATION.

2. FOR EACH PROPOSAL, THE GOVERNMENT WILL CALCULATE A TOTAL EVALUATED PRICE BY MULTIPLYING THE PROPOSED UNIT PRICES FOR EACH RANGE AND

ORDERING PERIOD BY THEIR RESPECTIVE WEIGHT AND MAXIMUM QUANTITY, AND SUMMING THEIR TOTALS. THE WEIGHT ASSOCIATED WITH EACH RANGE REPRESENTS THE LIKELIHOOD THAT AN ORDER, IF PLACED, WOULD BE PLACED WITHIN THAT RANGE.

     FOR PURPOSES OF EVALUATION, FAT PRICE WILL BE ADDED TO THE TOTAL EVALUATED CLIN PRICE, AS APPLICABLE. FAILURE TO PROPOSE FAT MAY BE CONSIDERED A REASON FOR DISQUALIFICATION. THE PRICE FOR FAT WILL BE AMORTIZED INTO THE UNIT PRICE FOR THE INITIAL DELIVERY ORDER.

3. THE TOTAL EVALUATED PRICE IS THE SUM OF THE WEIGHTED EVALUATION PRICE FOR ALL ORDERING PERIODS PLUS FAT PRICE.

*** END OF NARRATIVE M 001 ***

	AWARD/CONTRACT		1. This Contract Is A Rated Order					Rating DOA5	Page 1 Of 5
Under DPAS (15 CFR 700)

2. Contract (Proc. Inst. Ident) No.			3. Effective Date				4. Requisition/Purchase Request/Project No.
W52H09-05-D-0248						2005JUL27			SEE SCHEDULE

5. Issued By			Code	W52H09	6. Administered By (If Other Than Item 5)				Code S4402A

TACOM-ROCK ISLAND						DCMA DALLAS
AMSTA-LC-CFA-C					600 NORTH PEARL STREET
LINDA M MAES (309)782-3657						SUITE 1630
ROCK ISLAND IL		61299-7630			DALLAS TX 75201-2843

e-mail address: LINDA.MAES@US.ARMY.MIL							SCD A PAS S4402A5601APC ADP PT HQ0339

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)							8. Delivery
OPTEX SYSTEMS INC							FOB Origin X Other (See Below) SEE SCHEDULE

1420	PRESIDENTIAL DR						9. Discount For Prompt Payment
RICHARDSON, TX 75081-2769

							10. Submit Invoices		Item
TYPE BUSINESS: Other Small Business Performing in U.S.							(4 Copies Unless Otherwise Specified)		12

Code	0BK64		Facility Code				To The Address Shown In:

11. Ship To/Mark For			Code		12. Payment Will Be Made By				Code HQ0339

SEE SCHEDULE					DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
						COLUMBUS OH	43218-2381

13. Authority For Using Other Than Full And Open Competition:					14. Accounting And Appropriation Data
10 U.S.C. 2304(c)(		)	41 U.S.C. 253(c)(	)

15A. Item No.		15B. Schedule Of Supplies/Services				15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount

SEE SCHEDULE		CONTRACT TYPE:			KIND OF CONTRACT:
		Firm-Fixed-Price					Supply Contracts and Priced Orders

Contract Expiration Date: 2010JUN30							15G. Total Amount Of Contract		$0.00

16. Table Of Contents

(X)	Section	Description		Page(s) (X)		Section		Description	Page(s)

		Part I - The Schedule					Part II - Contract Clauses

X	A	Solicitation/Contract Form		1		I	Contract Clauses

X	B	Supplies or Services and Prices/Costs		3			Part III - List Of Documents, Exhibits, And Other Attachments

	C	Description/Specs./Work Statement			X	J	List of Attachments		5

	D	Packaging and Marking					Part IV - Representations And Instructions

	E	Inspection and Acceptance				K	Representations, Certifications, and

	F	Deliveries or Performance					Other Statements of Offerors

	G	Contract Administration Data				L	Instrs., Conds., and Notices to Offerors

	H	Special Contract Requirements				M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17.	Contractor"s Negotiated Agreement (Contractor is				18. X		Award (Contractor is not required to sign this document.) Your offer on
required to sign this document and return			copies to		Solicitation Number W52H0905R0050				including the additions or
issuing office.) Contractor agrees to furnish and deliver all items					changes made by you which additions or changes are set forth in full above, is
or perform all the services set forth or otherwise identified above					hereby accepted as to the items listed above and on any continuation sheets. This
and on any continuation sheets for the consideration stated herein.					award consummates the contract which consists of the following documents: (a)
The rights and obligations of the parties to this contract shall be					the Government's solicitation and your offer, and (b) this award/contract. No
subject to and governed by the following documents: (a) this					further contractual document is necessary.
award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

19A. Name And Title Of Signer (Type Or Print)					20A. Name Of Contracting Officer
VICKI AHLGRIM
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220

19B. Name of Contractor			19c. Date Signed		20B. United States Of America				20C. Date Signed

By					By		/SIGNED/		2005JUL27

(Signature of person authorized to sign)					(Signature of Contracting Officer)

NSN 7540-01-152-8069					25-106		Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE				GPO : 1985 0 - 478-632			Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

Reference No. of Document Being Continued Page 2 of 5 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

1. CONTRACT W52H09-05-D-0248 IS AWARDED TO OPTEX SYSTEMS, INC. THIS CONTRACT IS A 5-YEAR, FIRM FIXED PRICE, INDEFINITE

DELIVERY/INDEFINITE QUANTITY (IDIQ) CONTRACT (SEE FAR 16.504) FOR THE FOLLOWING ITEM:

CLIN 0001, M187A1 MOUNT TELESCOPE, NSN: 1240-01-483-5324, P/N: 12984689

2.	THIS CONTRACT CONTAINS A REQUIREMENT FOR FIRST ARTICLE TESTING (SEE CLAUSES ES6016 AND IF7116).

3.	FOR ADMINISTRATIVE PURPOSES, WHEN MULTIPLE APPROPRIATION/FUND TYPES ARE USED ON THE SAME DELIVERY ORDER, THE CLIN STRUCTURE SHALL BE

AS FOLLOWS:
CLIN 0001AB - PRODUCTION QTY WITH FAT CLIN 0001AC - PRODUCTION QTY WITH FAT CLIN 0001AD - PRODUCTION QTY WITH FAT, ETC.
4.	THE PERIOD OF PERFORMANCE UNDER THIS IDIQ CONTRACT IS FIVE YEARS. THE ORDERING PERIODS (OP) ARE AS FOLLOWS:

ORDERING PERIOD (OP) 1: AWARD DATE - 30 JUN 2006 ORDERING PERIOD (OP) 2: 1 JUL 2006 - 30 JUN 2007 ORDERING PERIOD (OP) 3: 1 JUL 2007 - 30 JUN 2008 ORDERING PERIOD (OP) 4: 1 JUL 2008 - 30 JUN 2009 ORDERING PERIOD (OP) 5: 1 JUL 2009 - 30 JUN 2010

5.	THE FIRM FIXED PRICES FOR ALL PERFORMANCE PERIODS ARE REFLECTED ON ATTACHMENT 001, DATED JULY 18, 2005.

6.	ALL DELIVERIES ARE TO BE FOB DESTINATION. EACH DELIVERY ORDER WILL PROVIDE THE SHIPPING DESTINATION(S). EACH DELIVERY ORDER WILL

REFLECT THE PRICE FOR THE QUANTITY RANGE THAT APPLIES. ALL DELIVERY ORDERS WILL BE ISSUED UNILATERALLY BY THE GOVERNMENT WITH FIRM DELIVERY DATES.

7. ALL TERMS AND CONDITIONS OF REQUEST FOR PROPOSAL W52H09-05-R-0050, AMENDMENTS THERETO, AND THE CONTRACTOR'S FINAL PROPOSAL REVISION, SUBMITTED JULY 21, 2005, ARE HEREBY INCORPORATED.

*** END OF NARRATIVE A 003 ***

			Reference No. of Document Being Continued				Page	3 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248		MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	SECURITY CLASS: Unclassified

0001AA	D_A_T_A I_T_E_M_			1	LO	$	*_*__N_S_P_ *_* $	*_*__N_S_P__*_*_

NOUN: FIRST ARTICLE TEST REPORT

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Destination
Government Approval/Disapproval Days: 30

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001		3
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	D_A_Y_S A_F_T_E_R_ A_W_A_R_D
	001	1	0300

FOB POINT: Destination

SHIP TO:
	(Z55555)	TACOM-ROCK ISLAND
ATTN AMSTA-LC-CFA
ROCK ISLAND IL 61299-7630

P_R_O_D_U_C_T_I_O__ Q_U_A_N_T W_/ F_A_T
0001AB					EA	$	*_*__N_/_A_ *_*
NOUN: M187A1 TELESCOPE MOUNT

D_e_s_c_r_i_p_t_i_o_n_/_S_p_e_c_s_._/_W_o_r S_t_a_t_e_m_e_n_t
TOP DRAWING NR: 12984689

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA OSC ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND	IL 61299-5000

			Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE	AMOUNT

	MARK FOR:	ATTN: DAVE HERRERA

0002	D_A_T_A I_T_E_M_		$	*_*__N_S_P_ *_* $	*_*__N_S_P__*_*_

SECURITY CLASS: Unclassified
CONTRACTOR WILL PREPARE AND DELIVER THE
TECHNICAL DATA IN ACCORDANCE WITH THE
REQUIREMENTS, QUANTITIES AND SCHEDULES
SET FORTH IN THE CONTRACT DATA REQUIREMENTS
LISTS (DD FORM 1423), EXHIBIT A. IT IS
REQUIRED THAT DATA ITEMS BE DELIVERED
USING ELECTRONIC MEDIA. REFER TO THE
DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC
DELIVERY INFORMATION
A DD250 IS NOT REQUIRED
(End of narrative A001)

I_n_s_p_e_c_t_i_o__	a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin	ACCEPTANCE: Destination

		Reference No. of Document Being Continued			Page 5 of 5
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of				Number
A_d_d_e_n_d_a		T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Exhibit A		CONTRACT DATA REQUIREMENTS LIST	01-MAR-2005	002
Attachment	001	PRICING EVALUATION SHEET		001
Attachment	002	DOCUMENT SUMMARY LIST		001
Attachment	003	STATEMENT OF WORK		001
Attachment	004	ECP H04A2085 NOR 27		001

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
P00001		2006APR25	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-CFA-C			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
VICKI AHLGRIM
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2006APR25

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00001

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION TO CONTRACT W52H09-05-D-0248 IS TO :

1) INCORPORATE AN ASSIGNMENT OF CLAIMS PER FAR 32.801:

PAYMENTS SHALL BE MADE ELECTRONICALLY TO: SQUARE 1 BANK CAGE 47C05 406 BLACKWELL ST. #240 DURHAM, NC 27701
2)	DELETE ALL REFERENCE TO QAPS AND AIE.

3)	REMOVE ALL REFERENCE TO TRITIUM.

4)	Amend MIL-M-70742:

a. Paragraph 4.6.1.4 should be replaced with: "Vibration "B". This test shall be performed as outlined in MIL-F-13926, however the frequency and duration shall be as specified in 3.5.4.2. At the conclusion of the test the mount shall meet the Performance and Illumination requirements of this specification."

b. The +150 degrees F temperature in paragraph 4.6.1.1 should be replaced by +145 degrees F. The cold storage temperature in the same paragraph (the second reference to -50 degrees F) should be replaced by -60 degrees F.

c. In table IV, replace "AQL 0.65% DEFECTIVE" with "VERIFICATION LEVEL IV"

5. On all drawings where Finish 4.10 is called out as a cleaning operation, any method of vapor degreasing or solvent cleaning that leaves a clean and water break free surface, and removes any organic contaminants or other interfering films is acceptable.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 004 ***

	Reference No. of Document Being Continued		Page 3 of 3
CONTINUATION SHEET
	PIIN/SIIN W52H09-05-D-0248	MOD/AMD P00001

Name of Offeror or Contractor:	OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES

St_a_t_u___ R __ o_ C_i_t_e	T_i_t_l_e		D_a_t_e_

I-1 ADDED 52.232-23	ASSIGNMENT OF CLAIMS		JAN/1986

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
P00002		2006JUL26	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-CFA-C			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2006JUL26

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00002

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P0002 TO W52H09-05-D-0248 IS TO:

1)	INCORPORATE THE FOLLOWING ECPS INTO THE BASIC AWARD, ECP HO5A2036, ECP HO6A2004, ECP H06A5004, ECP H06A2048.

2)	AS A RESULT OF THE INCORPORATION OF THE ABOVE ECPS, THERE IS NO COST IMPACT FOR INCOPORATING ECPS H05A2036, H06A2004, OR H06A5004.

HOWEVER THE COST IMPACT FOR INCORPORATING ECP H06A2048 IS $202.54 PER UNIT FOR EXISTING DELIVERY ORDERS 0001 AND 0002. THE COST IMPACT FOR SUBSEQUENT DELIVERY ORDERS ISSUED AGAINST THIS CONTRACT IS $102.70 PER UNIT. A REVISED PRICING SPREADSHEET IS ATTACHED FOR SUBSEQUENT DELIVERY ORDERS.

3) ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 005 ***

			Reference No. of Document Being Continued			Page 3 of 3
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248	MOD/AMD P00002

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of					Number
A_d_d_e_n_d_a			T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Attachment	005	ECP	H05A2036
Attachment	006	ECP	H06A2004
Attachment	007	ECP	H06A5004
Attachment	008	ECP	H06A2048

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
P00003		2006AUG18	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-CFA-C			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2006AUG18

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

     Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00003

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00003 TO W52H09-05-D-0248 IS TO:

1) INCORPORATE ECPS H05A5004, AND H06A2049 (SEE ATTACHMENTS 009, AND 010).

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 006 ***

	Reference No. of Document Being Continued			Page 3 of 3
CONTINUATION SHEET
	PIIN/SIIN W52H09-05-D-0248	MOD/AMD P00003

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of			Number
A_d_d_e_n_d_a	T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Attachment 009	ECP H05A5004	22-DEC-2005
Attachment 010	ECP H06A2049	07-AUG-2006

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
P00004		2007JAN25	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-GAWC-B			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2007JAN25

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00004

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00004 TO W52H0905D0248 IS TO INCORPORATE THE FOLLOWING:

1) IN PREVIOUSLY INCORPORATED ECP H05A2036 WHICH UPDATES MIL-M-70742, MAKE THE FOLLOWING CHANGES:

Replace:

3.6.4.4 Correction counter. The correction counter shall be checked at plus and minus readings of 5 and 9 mils. The angle of the Gunner's Quadrant seat shall correspond to the correction values within 0.2 mil when the elevation counter is reset to zero reading.

With:

3.6.4.4 Correction Counter - Affect on Elevation Level Bubble. Any change in position of the elevation level vial bubble shall not be greater than the thickness of a graduation line when the +9 and -9 mil values are set into the correction counter.

Replace:

4.6.2.8 Correction counter. With the mount and fixture set as outlined in 4.6.2.1, rotate the correction counter to the minimum setting specified in 3.6.4.4. Return the elevation counter to zero. By means of the fixture, level the elevation level vial of themount. Do not override this level position. Place the inspection aid on the quadrant seat assembly and set the inspection aid vial to indicate level. Read the angle on the inspection aid. This reading to be identical to the correction counter reading within the limits of 3.6.4.4. Repeat this procedure at the setting specified in 3.6.4.4 each side of zero correction.

With:

4.6.2.8 Correction Counter - Affect on Elevation Level Bubble. The position of the elevation level bubble shall conform to the requirements of 3.6.4.4 when observed during the test specified in 4.6.2.3.

2) APPROVED RFDs H06A6050, H06A6055, H06A6056, H06A6057, H06A6062, H06A6081, H06A6082, H06A6089, H06A7049, H06A7050, H06A7051, H06A7054, H06A7055, H06A7062, H06A7063, H06A7064, H06A7065, H06A7066, H06A7067.

3) APPROVED ECPs H06A2065, H06A2087.

ALL OF THE ABOVE IS DONE AT NO ADDITIONAL COST TO THE GOVERNMENT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0007 ***

			Reference No. of Document Being Continued			Page 3 of 3
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248	MOD/AMD P00004

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of					Number
A_d_d_e_n_d_a			T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Attachment	011	RFD	H06A6050
Attachment	012	RFD	H06A6056
Attachment	013	RFD	H06A6057
Attachment	014	RFD	H06A6062
Attachment	015	RFD	H06A6081
Attachment	016	RFD	H06A6082
Attachment	017	RFD	H06A6089
Attachment	018	RFD	H06A7049
Attachment	019	RFD	H06A7050
Attachment	020	RFD	H06A7051
Attachment	021	RFD	H06A7054
Attachment	022	RFD	H06A7055
Attachment	023	RFD	H06A7062
Attachment	024	RFD	H06A7063
Attachment	025	RFD	H06A7064
Attachment	026	RFD	H06A7065
Attachment	027	RFD	H06A7066
Attachment	028	RFD	H06A7067
Attachment	029	ECP	H06A2065
Attachment	030	ECP	H06A2087
Attachment	031	RFD	H06A6055

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
P00005		2007MAY01	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-GAWC-B			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2007MAY01

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

     Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00005

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00005 IS TO FORMALLY INCORPORATE THE FOLLOWING OUTSTANDING ECPS, RFDs, AND RFWs: H07A2006, H06A2083, H07A5001, H07A6001, H07A6002, H07A6005, H07A6015 ALL OF THE ABOVE CONFIGURATION CHANGES ARE INCORPORATED AT NO ADDITIONAL COST, WITH THE EXCEPTION OF ECP H07A2006. THE FOLLOWING COST IMPACT IS ASSOCIATED WITH INCORPORATION OF ECP H07A2006:

FOR ALL UNITS DUE TO BE DELIVERED AFTER AUGUST 30, 2007, THAT ARE CURRENTLY ON CONTRACT, THE ADDITIONAL PRICE WILL BE $774.00 PER UNIT.

FOR ALL UNITS WITH A SCHEDULED DELIVERY DATE ON OR BEFORE AUGUST 30 2007, THE ADDITIONAL PRICE WILL BE $1034.00 PER UNIT. THIS ADDITIONAL COST IS TO COVER ALL COSTS ASSOCIATED WITH RETROFITTING THE NEW GEARS INTO THE M187.

FUTURE ORDERS ON THIS CONTRACT WILL WILL BE AT AN ADDITIONAL COST OF $247.00 PER UNIT.

A REVISED PRICING EVALUATION SHEET IS ATTACHED.

THE OLD GEARS THAT HAVE BEEN PURCHASED FOR THIS CONTRACT, AND/OR REPLACED WITH NEW GEARS SHALL BE SHIPPED TO THE GOVERNMENT UPON REQUEST. SHIPPING INSTRUCTIONS WILL BE PROVIDED AT TIME OF REQUEST.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0008 ***

		Reference No. of Document Being Continued			Page 3 of 3
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248	MOD/AMD P00005

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of				Number
A_d_d_e_n_d_a		T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Attachment	032	H07A2006
Attachment	033	H06A2083
Attachment	034	H07A5001
Attachment	035	H07A6001
Attachment	036	H07A6002
Attachment	037	H07A6005
Attachment	038	H07A6015

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
P00006		2008JUL17	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008JUL17

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00006

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00006 TO W52H0905D0248 IS TO:

1) Incorporate the following approved engineering actions: H07A2045, H07A2071, H07A5014, H07A6022, H07A6030, H07A6039, H07A6040, H07A6042, H07A6043, H07A6091, H07A7020, H07A7026, H07A7034

PART NUMBER 8261858, REPLACE 20 degrees +/- 15 minutes WITH 19 degrees +/- 15

2) Settle a Request for Equitable Adjustment due to ongoing technical data problems. The negotiated equitable adjustment resulted in a lump sum payment of $542,540.00 to be paid on delivery order 0001; a unit price adjustment of $477.27 each to be paid on delivery order 0001, and a unit price increase of $1947.65 to be paid on delivery orders 0002, 0003, 0004, and any future delivery orders. A revised pricing sheet is attached.

THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, OR OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE ON EACH INDIVIDUAL DELIVERY ORDER. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED
*** END OF NARRATIVE A0009 ***

		Reference No. of Document Being Continued			Page 3 of 3
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248	MOD/AMD P00006

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of				Number
A_d_d_e_n_d_a		T_i_t_l_e	D_a_t_e_	o_f P_a_g_e_s_	T_r_a_n_s_m_i_t_t_e_d B_y__

Attachment	0039	H07A2045
Attachment	0040	H07A2071
Attachment	0041	H07A5014
Attachment	0042	H07A6022
Attachment	0043	H07A6030
Attachment	0044	H07A6039
Attachment	0045	H07A6040
Attachment	0046	H07A6042
Attachment	0047	H07A6043
Attachment	0048	H07A6091
Attachment	0049	H07A7020
Attachment	0050	H07A7026
Attachment	0051	H07A7034

ORDER FOR SUPPLIES OR SERVICES
1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO. 3. DATE OF ORDER/CALL		4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
(YYYYMMMDD)
W52H09-05-D-0248	0001	2005JUL27	SEE SCHEDULE	DOA5

6. ISSUED BY	CODE W52H09	7. ADMINISTERED BY (If other than 6)	CODE S4402A	8. DELIVERY FOB

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C		DCMA DALLAS
LINDA M MAES (309)782-3657		600 NORTH PEARL STREET		X DESTINATION
ROCK ISLAND IL 61299-7630		SUITE 1630
EMAIL: LINDA.MAES@US.ARMY.MIL		DALLAS TX 75201-2843		OTHER

(See Schedule if
				SCD: A		PAS: S4402A5601APC ADP PT: HQ0339			other)

9. CONTRACTOR		CODE	0BK64	FACILITY		10. DELIVER TO FOB POINT BY (Date)			11. X IF BUSINESS IS

(YYYYMMMDD)
	o				o				X SMALL
OPTEX SYSTEMS INC
	1420 PRESIDENTIAL DR					SEE SCHEDULE			SMALL

NAME	RICHARDSON, TX 75081-2769					12. DISCOUNT TERMS			DISADVANTAGED
AND
ADDRESS									WOMAN-OWNED

	o				o	13. MAIL INVOICES TO THE ADDRESS IN BLOCK
	TYPE BUSINESS: Other Small Business Performing in U.S.					See Block 15

14. SHIP TO		CODE		15. PAYMENT WILL BE MADE BY			CODE HQ0339		MARK ALL

	SEE SCHEDULE			DFAS COLUMBUS CENTER					PACKAGES AND
				DFAS-CO/WEST ENTITLEMENT OPERATIONS					PAPERS WITH
				PO BOX 182381					IDENTIFICATION
				COLUMBUS OH 43218-2381					NUMBERS IN
BLOCKS 1 AND 2

16.	DELIVERY/
	CALL	THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
X
TYPE

OF

ORDER	Reference your	Oral	Written Quotation			, Dated	.
	PURCHASE		furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED P URCHASE ORDER AS IT MAY PREVIOUSLY HAVE
BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

	NAME OF CONTRACTOR		SIGNATURE			TYPED NAME AND TITLE			DATE SIGNED
(YYYYMMMDD)

If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE

18. ITEM NO. 19. SCHEDULE OF SUPPLIES/SERVICE					20. QUANTITY	21.	22. UNIT PRICE	23. AMOUNT
					ORDERED/	UNIT
ACCEPTED*

SEE SCHEDULE
CONTRACT TYPE:
Firm-Fixed-Price

KIND OF CONTRACT:
Supply Contracts and Priced Orders

* If quantity accepted by the Government is		24. UNITED STATES OF AMERICA						25. TOTAL	$1,401,734.11

same as quantity ordered, indicate by X.			VICKI AHLGRIM /SIGNED/					26.

If different, enter actual quantity accepted below			VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220						DIFFERENCES
quantity ordered and encircle.		BY:				CONTRACTING/ORDERING OFFICER

27a. QUANTITY IN COLUMN 20 HAS BEEN

INSPECTED	RECEIVED	ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE					c. DATE	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT
					(YYYYMMMDD)	REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE					28. SHIP. NO.	29. D.O. VOUCHER NO.		30. INITIALS

						32. PAID BY			33. AMOUNT VERIFIED CORRECT FOR
PARTIAL

f. TELEPHONE NUMBER		g. E-MAIL ADDRESS
FINAL

					31. PAYMENT				34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
COMPLETE

a. DATE		b. SIGNATURE AND TITLE OF CERTIFYING OFFICER							35. BILL OF LADING NO.
PARTIAL
(YYYYMMMDD)
FINAL

37. RECEIVED AT		38. RECEIVED BY (Print)	39. DATE RECEIVED		40. TOTAL CON-	41. S/R ACCOUNT NUMBER			42. S/R VOUCHER NO.
			(YYYYMMMDD)		TAINERS

DD FORM 1155, DEC 2001
PREVIOUS EDITION IS OBSOLETE.

     Reference No. of Document Being Continued Page 2 of 6 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. This Delivery Order 0001 formalizes and incorporates the letter award issued to Optex Systems Inc. on July 27, 2005, for the following items:

CLIN 0001AA - First Article Test Report (Not Separately Priced)

CLIN 0001AB - 179 each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit price $4,260.59*, total $762,645.61

CLIN 0001AC- 150 each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit price $4,260.59*, total $639,088.50

*Delivery Order 0001 is issued during Ordering Period (OP) 1. The unit price for the M187A1 Mount Telescope for the applicable quantity range in Ordering Period 1 is $4,246.00. The price for First Article Test ($4,800.00) has been amortized over the 329 units being awarded in this Delivery order 0001, resulting in a unit price of $4,260.59.

2. In accordance with the terms and conditions of W52H09-05-D-0248, this Delivery Order 0001 obligates the guaranteed minimum quantity of 329 each M187A1 Mount Telescope.

3.	CLIN 0001AB includes the First Article Test requirement (3 each for first article test/2 each for first article confirmatory test).

4.	See Section B for delivery schedule.

5.	The total dollar value of this Delivery Order is corrected, from the $1,401,734.10 stated in the letter award of July 27, 2005, to

$1,401,734.11.

6. All terms and conditions of the Basic Contract W52H09-05-D-0248 apply.

*** END OF NARRATIVE A 001 ***

			Reference No. of Document Being Continued				Page	3 of 6
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE		AMOUNT

	SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AA	D_A_T_A I_T_E_M_			1	LO	$	*_*__N_S_P_ *_* $	*_*__N_S_P__*_*_

	NOUN: FIRST ARTICLE TEST REPORT

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Destination
	Government Approval/Disapproval Days: 30

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001		3
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	1	30-MAY-2006

	FOB POINT: Destination

	SHIP TO:
	(Z55555)	TACOM-ROCK ISLAND
		ATTN AMSTA-LC-CFA
		ROCK ISLAND IL 61299-7630

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y
0001AB				179	EA		$4_,_2_6_0_._5_9_0_0_0 $	7_6_2_,_6_4_5_._6_1_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1 PRON AMD: 02		ACRN: AA
	AMS CD: 33104540041

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e

			Reference No. of Document Being Continued			Page	4 of 6
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

	INSPECTION: Origin	ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095181T700 W52H1C J			1
	P_R_O__ C_D	B_R__ B_L_K P_T
	G19
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	12	25-OCT-2006
	002	12	27-NOV-2006
	003	12	27-DEC-2006
	004	12	25-JAN-2007
	005	12	26-FEB-2007
	006	12	26-MAR-2007
	007	12	25-APR-2007
	008	12	25-MAY-2007
	009	24	25-JUN-2007
	010	30	25-JUL-2007
	011	29	24-AUG-2007

	FOB POINT: Destination
	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
	ROCK ISLAND		IL 61299-5000
		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y
0001AC				150	EA	$ 4_,_2_6_0_._5_9_0_0_0 $	6_3_9_,_0_8_8_._5_0_
	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1	PRON AMD: 02	ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

			Reference No. of Document Being Continued	Page	5 of 6
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY UNIT UNIT PRICE	AMOUNT

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
001 W52H095180Z900 W52H1C		J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y		_D_E_L__D_A_T_E_
001	18		25-OCT-2006

002	18		27-NOV-2006

003	18		27-DEC-2006

004	18		25-JAN-2007

005	3		26-FEB-2007

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W52H1C)	XU W0K8 USA OSC ROCK ISL ARSENAL
	BLDG 299 GILLESPIE AV AND BECK LANE
	ROCK ISLAND		IL 61299-5000

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0001

DOC	SUPPL R_E___C_D_		M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
002 W52H095208Z901 W25G1U		J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y		_D_E_L__D_A_T_E_
001	15		26-FEB-2007

002	18		26-MAR-2007

003	18		25-APR-2007

004	18		25-MAY-2007

005	6		25-JUN-2007

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W25G1U)	XU TRANSPORTATION OFFICER
	DDSP NEW CUMBERLAND FACILITY
	BUILDING MISSION DOOR 113 134
	NEW CUMBERLAND		PA 17070-5001

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0001

						Reference No. of Document Being Continued			Page 6 of 6
	CONTINUATION SHEET
						PIIN/SIIN W52H09-05-D-0248/0001	MOD/AMD

Name of Offeror or Contractor:				OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

	PRON/						JOB
LINE	AMS CD/		OBLG				ORDER	ACCOUNTING	OBLIGATED
IT_E___	MI_P__	A R_N ST_ _ A C_O_U_N_T_I_N C_L_A_S_S_I_F_I_C_A_T_I_O_N					NU_M_B_E_R_	S A_T_ O__	A_M_O_U_N__

0001AB	W15AAC06M1	AA	2	21	52033000056D6D02P33104526KB S11116		576C06	W52H09	$762,645.61
	33104540041
	W15M378791M1

0001AC	M151R095M1	AB	2	97	X4930AC9G 6D	26KB S11116		W52H09	$639,088.50
	060011

								TOTAL	$1,401,734.11

SERVICE							ACCOUNTING		OBLIGATED
NA_M__	_T_O_T_A_L	BY_Y	A_C_R_N	A	N_T_I_N__ C_L_A_S_S_I_F_I_C_A_T_I_O_N		S_T_A_T_I_O_N		A_M_O_U_N_T

Army		AA		21	52033000056D6D02P33104526KB S11116		W52H09		$762,645.61
Army		AB		97	X4930AC9G 6D	26KB S11116	W52H09		$6_3_9_,_0_8_8_._5_0

								TOTAL	$1,401,734.11

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 2
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
01		2006MAY18	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-CFA-C			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
VICKI AHLGRIM
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2006MAY18

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 6
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
02		2006JUL26	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-CFA-C			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: B		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

X B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2006JUL26

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 6 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 02 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

1) INCREASE THE UNIT PRICE OF CLINS 0001AB AND 0001AC BY $220.54 EACH, DUE TO THE INCORPORATION OF A COST IMPACTING ECP (H06A2048). THIS ECP INVOLVES RETROFITTING A NEW QUICK DISCONNECT TO UNITS CURRENTLY IN PRODUCTION (329), BUT ALLOWING FIRST ARTICLE TO BE APPROVED WITH THE ORIGINAL CONFIGURATION.

2)	THIS IS A TOTAL INCREASE TO THIS DELIVERY ORDER OR $72,557.66.

3)	REVISE THE DELIVERY DATE FOR THE FIRST ARTICLE TEST REPORT FROM 30-MAY-2006 TO 30-AUG-2006. THIS IS DONE AT NO COST DUE TO

TECHNICAL REVISIONS WHICH WERE NO FAULT OF THE CONTRACTOR. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
*** END OF NARRATIVE A 003 ***

			Reference No. of Document Being Continued				Page	3 of 6
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD [02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES				QUANTITY UNIT	UNIT PRICE		AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001AA	D_A_T_A I_T_E_M_			1	LO	$	*_*__N_S_P_ *_* $	*_*__N_S_P__*_*_

	NOUN: FIRST ARTICLE TEST REPORT

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Destination
	Government Approval/Disapproval Days: 30

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__	S_I__ C_D M_A_R__ F_O_R	T__ C_D
	001			3
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	1	30-AUG-2006

	FOB POINT: Destination

	SHIP TO:
	(Z55555) C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R_Y O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0001

	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y
0001AB				179	EA		$4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1	PRON AMD: 02	ACRN: AA
	AMS CD: 33104540041

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__	S_I__ C_D M_A_R__ F_O_R	T__ C_D
	001 W52H095181T700 W52H1C	J		1
	P_R_O__ C_D	B_R__ B_L_K P_T
	G19
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	12	25-OCT-2006

		Reference No. of Document Being Continued		Page	4 of 6
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	[02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE		AMOUNT

002	12	27-NOV-2006
003	12	27-DEC-2006
004	12	25-JAN-2007
005	12	26-FEB-2007
006	12	26-MAR-2007
007	12	25-APR-2007
008	12	25-MAY-2007

	FOB POINT: Destination

	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

0001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			150	EA	$4_,_4_8_1_._1_3_0_0_0	$6_7_2_,_1_6_9_._5_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1 PRON AMD: 02		ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	18	25-OCT-2006

	002	18	27-NOV-2006

	003	18	27-DEC-2006

	004	18	25-JAN-2007

	005	3	26-FEB-2007

		Reference No. of Document Being Continued		Page	5 of 6
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD [02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES	QUANTITY UNIT UNIT PRICE		AMOUNT

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W52H1C)		XU W0K8 USA ROCK ISL ARSENAL
	BLDG 299 GILLESPIE AV AND BECK LANE
	ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

DOC		SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
002 W52H095208Z901 W25G1U		J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	15	26-FEB-2007

002	18	26-MAR-2007

003	18	25-APR-2007

004	18	25-MAY-2007

005	6	25-JUN-2007

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W25G1U)		SU TRANSPORTATION OFFICER
		DDSP NEW CUMBERLAND FACILITY
	2001 MISSION DRIVE DOOR 113 134
	NEW CUMBERLAND	PA 17070-5001

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

				Reference No. of Document Being Continued			Page 6 of 6
	CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001		MOD/AMD [02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

0001AB	W15AAC06M1	AA	2	$762,645.61 $		39,476.66	$802,122.27
	33104540041		576C06
	W15M378791M1

0001AC	M151R095M1	AB	2	$639,088.50 $		33,081.00	$672,169.50
	060011

				NET CHANGE $		72,557.66

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_	C_L_A_S_S_I_F_I_C_A_T_I_O_N			S_T_ T_I_O__	A_M_O__U_N_T
Army	AA	21	52033000056D6D02P33104526KB		S11116	W52H09	$39,476.66
Army	AB	97	X4930AC9G 6D	26KB	S11116	W52H09	$3_3_,_0_8_1_._0_0

						NET CHANGE $	72,557.66

			PRIOR AMOUNT		INCREASE/DECREASE		CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $		1,401,734.11			$72,557.66		$1,474,291.77

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 8
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
03		2006NOV28	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-CFA-C			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2006NOV28

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

     Reference No. of Document Being Continued Page 2 of 8 CONTINUATION SHEET

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Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO PROVIDE GOVERNMENT FURNISHED MATERIAL (GFM) TO BE USED TOWARDS FIRST ARTICLE TESTING, IF THE CONTRACTOR DESIRES, CONSISTING OF THE FOLLOWING:

1.	FOUR (4) EACH HOUSING P/N 8261799, WILL BE PROVIDED AS GFM.

2.	GFM SHALL BE SHIPPED TO: OPTEX SYSTEMS INC

1420 PRESIDENTIAL DR. RICHARDSON, TX 75081
3.	AS A RESULT OF THE ABOVE, THE DUE DATE FOR THE FIRST ARTICLE TEST REPORT (CLIN 0001AA) IS REVISED
	FROM: 30 AUG	2006	TO: 12 Jan 2007

4.	FIRST ARTICLE INSPECTION, TEST AND ENVIRONMENTAL, SHALL BE RECONDUCTED UPON RECEIPT OF CONTRACTOR PRODUCED PART, 8261799. NO
DELIVERIES OF M187A1		MOUNTS SHALL BE ACCEPTED BY THE GOVERNMENT USING CONTRACTOR MANUFACTURED PART, PN: 8261799, UNLESS FIRST ARTICLE

TESTING IS CONDUCTED ON BOTH THE PART AND THE ENTIRE M187A1 MOUNT SYSTEM.

4.	THE PRODUCTION SCHEDULES ARE ALSO REVISED ACCORDINGLY. SEE SCHEDULE B.

5.	THIS IS DONE AT NO COST TO EITHER PARTY, DUE TO ONGOING TECHNICAL CLARIFICATIONS AND OMISSIONS THAT HAVE BEEN ENCOUNTERED UP TO THIS

POINT.

6. REPLACEMENT PARTS WILL BE RETURNED TO THE GOVERNMENT, UPON RECEIPT BY OPTEX OF ACCEPTABLE PARTS FROM THEIR SUPPLIER. THE

REPLACEMENT PARTS SHALL BE RETURNED TO:

TACOM - ROCK ISLAND ATTN: AMSTA-LC-QAWC-B/CHRIS CARSON BLDG 104, 2ND FLOOR SE 1 ROCK ISLAND ARSENAL ROCK ISLAND, IL 61299-7630

7. The contractor hereby waives all rights and claims for equitable adjustment to such facts and circumstances giving rise to the incorporation of the above stated changes. The contractor specifically waives andy and all types of claims which it has or may have against the government related to any delay resulting from the incorporation of the stated changes in the contract.

8. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0004 ***

			Reference No. of Document Being Continued				Page	3 of 8
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Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
FSCM: 19200
PART NR: 12984689
SECURITY CLASS: Unclassified

0001AA	D_A_T_A I_T_E_M_			1	LO	$	*_*__N_S_P_ *_* $	*_*__N_S_P__*_*_

NOUN: FIRST ARTICLE TEST REPORT

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Destination
Government Approval/Disapproval Days: 30

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001		3
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	1	12-JAN-2007

FOB POINT: Destination

SHIP TO:
(Z55555) C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R_Y O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y
0001AB				179	EA		$4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1	PRON AMD: 03	ACRN: AA
AMS CD: 33104540041

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e

			Reference No. of Document Being Continued		Page	4 of 8
CONTINUATION SHEET
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Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R	T__ C_D
	001 W52H095181T700 W52H1C J		1
	P_R_O__ C_D	B_R__ B_L_K P_T
	G19
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	DELETED
	002	DELETED
	003	DELETED
	004	10	28-JAN-2007

	005	10	28-FEB-2007

	006	10	28-MAR-2007

	007	20	28-APR-2007

	008	20	28-MAY-2007

	009	20	28-JUN-2007

	010	20	28-JUL-2007

	011	20	28-AUG-2007

	012	20	28-SEP-2007

	013	29	28-OCT-2007

	FOB POINT: Destination

	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
	ROCK ISLAND		IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

0001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		150	EA $	4_,_4_8_1_._1_3_0_0_0 $	6_7_2_,_1_6_9_._5_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1	PRON AMD: 04	ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e

			Reference No. of Document Being Continued	Page	5 of 8
CONTINUATION SHEET
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Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY UNIT UNIT PRICE	AMOUNT

DOC	SUPPL R_E___C_D_		M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
001 W52H095180Z900 W52H1C		J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y		_D_E_L__D_A_T_E_
001	DELETED
002	DELETED
003	DELETED
004	10		28-FEB-2007

005	10		28-MAR-2007

006	10		28-APR-2007

007	20		28-MAY-2007

008	25		28-JUN-2007

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
	BLDG 299 GILLESPIE AV AND BECK LANE
	ROCK ISLAND		IL 61299-5000

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0001

DOC	SUPPL R_E___C_D_		M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
002 W52H095208Z901 W25G1U		J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y		_D_E_L__D_A_T_E_
001	10		28-MAR-2007

002	10		28-APR-2007

003	10		28-MAY-2007

004	5		28-JUN-2007

005	30		28-JUL-2007

006	10		28-AUG-2007

FOB POINT: Destination

SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S
(W25G1U)	SU TRANSPORTATION OFFICER
	DDSP NEW CUMBERLAND FACILITY
	2001 MISSION DRIVE DOOR 113 134
	NEW CUMBERLAND		PA 17070-5001

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0001

		Reference No. of Document Being Continued		Page 6 of 8
CONTINUATION SHEET
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Name of Offeror or Contractor:		OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES
St_a_t_u___	R __ o_ C_i_t_e	T_i_t_l_e		D_a_t_e_

I-1 ADDED	52.245-19	GOVERNMENT PROPERTY FURNISHED "AS IS"		APR/1984
I-2 ADDED	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)		MAY/2004

     a. G_o_v_e_r_n_m_e_n_t_-_f_u_r_n_i_s_h_e p_r_o_p_e_r_t_y_. (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as "Government-furnished property").

     (2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished "as is" will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

     (3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

     (4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause. b. C_h_a_n_g_e_s i _n__G_o_v_e_r_n_m_e_n_t_-_f_u_r_n_i_s_h_e_d_ p_r_o_p_e_r_t_y_. (1) The Contracting Officer may, by written notice, (i) decrease the Government- furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

     (2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any:

(i)	Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii)	Withdrawal of authority to use this property, if provided under any other contract or lease.

c.	T_i_t_l_e i_n__G_o_v_e_r_n_m_e_n_t_ p_r_o_p_e_r_t_y_.

	(1)	The Government shall retain title to all Government-furnished property.

	(2)	All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

     (3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

     (4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract -

(i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material;
and
(ii) Title to all other material shall pass to and vest in the Government upon -

(A)	Issuance of the material for use in contract performance;

(B)	Commencement of processing of the material or its use in contract performance; or

(C)	Reimbursement of the cost of the material by the Government, whichever occurs first.

     d. U_s_e o _f__G_o_v_e_r_n_m_e__n_t p_r_o_p_e_r_t_y_. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer. e. P_r_o_p_e_r_t_y _d_m_i_n_i_s_t_r_a_t_i_o_n_._ (1) The Contractor shall be responsible and accountable for all Government property provided under this a contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract. (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR. (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

     (4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense. f. A_c_c_e_s_s_._ The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

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     g. R_i_s_k _f__l_o_s_s_._ Unless otherwise provided in this contract, the Contractor assume the risk of, and shall be responsible for, any o loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Government under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract. h. E_q_u_i_t_a_b_l_e _d_j_u_s_t_m_e_n_t_._ When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in a accordance with the procedures of the Change clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for -

(1)	Any delay in delivery of Government-furnished property;

(2)	Delivery of Government-furnished property in a condition not suitable for its intended use;

(3)	A decrease in or substitution of Government-furnished property; or

(4)	Failure to repair or replace Government property for which the Government is responsible.

     (i) G_o_v_e_r_n_m_e_n___p_r_o__p_e_r_t_y d_i_s_p_o_s_a_l. Except as provided in paragraphs (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1) Scrap (to which the Government has obtained title under paragraph (c) of this clause). (i) Contractor with an approved scrap procedure.

     (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

     (B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that:

(1)	Requires demilitarization;

(2)	Is a classified item;

(3)	Is generated from classified items;

(4)	Contains hazardous materials or hazardous wastes;

(5)	Contains precious metals; or

(6)	Is dangerous to the public health, safety, or welfare.

     (ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. (2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i)	May purchase the property at the acquisition cost.

(ii)	Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable,

a reasonable restocking fee that is consistent with the supplier's customary practices).

     (iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify:

     (A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and (B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.

     (ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

     (iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for:

(A)	Special test equipment with commercial components;

(B)	Special test equipment without commercial components;

(C)	Printing equipment;

(D)	Computers, components thereof, peripheral equipment, and related equipment;

(E)	Precious Metals;

(F)	Nonnuclear hazardous materials or hazardous wastes; or

(G)	Nuclear materials or nuclear wastes.

     (iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment's intended use.

     (4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than: (i) Thirty days following the Contractor's determination that a Government property item is no longer required for performance of the contract; (ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or (iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a

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Name of Offeror or Contractor: OPTEX SYSTEMS INC

schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

     (6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7) Storage.

     (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government's failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

     (ii) The Contractor shall obtain the Plant Clearance Officer's approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property's physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8) Disposition instructions.

     (i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor's approved scrap procedures.

     (ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

     (iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer's direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

     (9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.

     (10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j) A_b_a_n_d_o_n_m_e_n___o_f__G_o_v_e_r_n_m_e_n_t_ p_r_o_p_e_r_t_y.

(1)	The Government will not abandon sensitive Government property without the Contractor's written consent.

(2)	The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

     (3) The Government has no obligation to restore or rehabilitate the Contractor's premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

k.	C_o_m_m_u_n_i_c_a_t_i_o_n_s_._ All communications under this clause shall be in writing.

l.	O_v_e_r_s_e_a_s c_o_n_t_r_a_c_t_s_._ If this contract is to be performed outside of the United States and its outlying areas, the words

"Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

(IF7117)
(End of Clause)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
04		2007APR02	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-GAWC-B			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2007APR02

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued		Page 2 of 5
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001	MOD/AMD [04]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
TOHE PURPOSE OF THIS MODIFICATION 04 TO W52H09-05-D-0248 DO 0001, IS TO REVISE THE DELIVERY SCHEDULE.		SEE SCHEDULE B.
ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0005 ***

					Reference No. of Document Being Continued		Page	3 of 5
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[04]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES			QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y				179	EA $	4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1		PRON AMD: 03		ACRN: AA
	AMS CD: 33104540041

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC				SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095181T700 W52H1C			J	1
		P_R_O__ C_D	B_R__ B_L_K P_T
		G19
	D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004		10		30-APR-2007
	005		10		30-MAY-2007
	006		10		30-JUN-2007
	007		20		30-JUL-2007
	008		20		30-AUG-2007
	009		20		30-SEP-2007
	010		20		30-OCT-2007
	011		20		30-NOV-2007
	012		20		30-DEC-2007
	013		29		30-JAN-2008

	FOB POINT: Destination
	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND		IL 61299-5000
		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

				Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[04]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

0001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		150	EA $	4_,_4_8_1_._1_3_0_0_0 $	6_7_2_,_1_6_9_._5_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1 PRON AMD: 04		ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004	10	30-MAY-2007

	005	10	30-JUN-2007

	006	10	30-JUL-2007

	007	20	30-AUG-2007

	008	25	30-SEP-2007

	FOB POINT: Destination

	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R	T__ C_D
	002 W52H095208Z901 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	10	30-JUN-2007

	002	10	30-JUL-2007

	003	10	30-AUG-2007

	004	5	30-SEP-2007

	005	30	30-OCT-2007

	006	10	30-NOV-2007

	Reference No. of Document Being Continued				Page	5 of 5
CONTINUATION SHEET
	PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[04]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE		AMOUNT

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
	NEW CUMBERLAND	PA 17070-5001

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 10
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
05		2007APR26	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-GAWC-B			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2007APR26

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 10 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

AS A RESULT OF THE INCORPORATION OF ECP H07A2006:

1) THE PRICE ON DELIVERIES SCHEDULED AFTER AUGUST 30, 2007 (CLINS 1001AB AND 1001AC) INCLUDES AN ADDITIONAL $774.00 PER UNIT, FOR A TOTAL UNIT PRICE OF $5255.13.

FOR ADMINISTRATIVE PURPOSES BILLING AGAINST CLIN 0001AB WILL BE BILLED AGAINST THAT CLIN AT THE ORIGINAL PRICE OF $4481.13, AND AGAINST CLIN 1001AB FOR THE ADDITIONAL $774.00 PER UNIT FOR INCORPORATION OF THE NEW GEARS.

2) THE PRICE ON DELIVERIES SCHEDULED ON OR BEFORE AUGUST 30, 2007 WILL REMAIN AT $4481.13, AND DELIVERED AS SCHEDULED AGAINST CLINS 0001AB AND 0001AC. THE GOVERNMENT WILL RETURN THESE ASSETS TO OPTEX, TO BE RETROFITTED WITH THE NEW GEARS, AS THEY ARE REPLACED WITH THE NEW CONFIGURATION ASSETS.

3) UPON SHIPMENT OF THESE NEWLY RETROFITTED ASSETS (CLINS 2001AB, AND 2001AC), OPTEX MAY BILL FOR THE ADDITIONAL $1034 PER UNIT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
*** END OF NARRATIVE A 0006 ***

				Reference No. of Document Being Continued		Page	3 of 10
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			179	EA $	4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1	PRON AMD: 03		ACRN: AA
	AMS CD: 33104540041

	ITEMS SCHEDULED TO BE DELIVERED ON OR BEFORE 30-AUG-
	2007 SHALL BE SHIPPED WITH THE WORM GEARS CALLED OUT
	IN THE ORIGINAL TDP. THEY WILL BE RETURNED TO
	CONTRACTOR AT A LATER DATE TO BE UPGRADED WITH THE
	NEW WORM GEARS AS PER ECP H06A2006, AND BILLED
	AGAINST CLIN 2001AB UPON RETURN TO GOVERNMENT.

	ITEMS SCHEDULED TO BE DELIVERED AFTER 30-AUG-2007
	SHALL ALSO BE BILLED AGAINST CLIN 1001AB AT A PRICE
	OF $774 EACH, AS THEY SHALL CONTAIN NEW WORM GEARS,
	PER ECP H06A2006.

		(End of narrative B001)

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095181T700 W52H1C		J	1
	P_R_O__ C_D	B_R__ B_L_K P_T
	G19
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004	10		30-APR-2007

	005	10		30-MAY-2007

	006	10		30-JUN-2007

	007	20		30-JUL-2007

	008	20		30-AUG-2007

	009	20		30-SEP-2007

		Reference No. of Document Being Continued		Page	4 of 10
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	[05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE		AMOUNT

010	20	30-OCT-2007
011	20	30-NOV-2007
012	20	30-DEC-2007
013	29	30-JAN-2008

	FOB POINT: Destination

	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

0001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			80	EA	$4_,_4_8_1_._1_3_0_0_0_	$3_5_8_,_4_9_0_._4_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1 PRON AMD: 06		ACRN: AB
	AMS CD: 060011

	THESE ITEMS SHALL BE SHIPPED AS SCHEDULED WITH THE
	WORM GEARS, AS CALLED OUT IN THE ORIGINAL TDP. THEY
	SHALL BE RETURNED AT A LATER DATE TO BE UPGRADED WITH
	THE NEW WORM GEARS PER ECP H06A2006, AND BILLED
	AGAINST CLIN 2001AC.

		(End of narrative B001)

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004	10	30-MAY-2007

	005	10	30-JUN-2007

	006	10	30-JUL-2007

	007	20	30-AUG-2007

			Reference No. of Document Being Continued	Page	5 of 10
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD [05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE	AMOUNT

	008	DELETED

FOB POINT: Destination

SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
		ROCK ISLAND	IL 61299-5000

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
	A_D_D__ S_I__ C_D M_A_R__ F_O_R		T__ C_D
	002 W52H095208Z901 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	10	30-JUN-2007

	002	10	30-JUL-2007

	003	10	30-AUG-2007

	004	DELETED
	005	DELETED
	006	DELETED

FOB POINT: Destination

SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S
	(W25G1U)	SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
		NEW CUMBERLAND	PA 17070-5001

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

1001	NSN: 1240-01-483-5324
SECURITY CLASS: Unclassified

1001AB	S_E_R_V_I_C_E L_I_N_E I_T_E_M				$8_4_,_3_6_6_._0_0

NOUN: INC OF ECP, M187 WROM SHAFT
	PRON: W16ALC37M1 PRON AMD: 01		ACRN: AC
AMS CD: 31303334015

ITEMS SCHEDULED TO SHIP ON CLIN 0001AB AFTER 30-AUG-
2007 SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AB
FOR $774 EAHC UP TO 109 UNITS SHIPPED ON CLIN 0001AB.

(End of narrative B001)

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e

				Reference No. of Document Being Continued	Page	6 of 10
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY UNIT	UNIT PRICE	AMOUNT

	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e
	DLVR SCH		PERF COMPL
	R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
	001	0	30-JUN-2008

		$84,366.00

1001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		70	EA $	5_,_2_5_5_._1_3_0_0_0_ $	3_6_7_,_8_5_9_._1_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1	PRON AMD: 06	ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	25	30-SEP-2007

	FOB POINT: Destination

	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
	BLDG 299 GILLESPIE AV AND BECK LANE
	ROCK ISLAND		IL 61299-5000

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
	A_D_D__	S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H095208Z901 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	5	30-SEP-2007

	002	30	30-OCT-2007

	003	10	30-NOV-2007

FOB POINT: Destination SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 MISSION DRIVE DOOR 113 134

				Reference No. of Document Being Continued		Page	7 of 10
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

NEW CUMBERLAND PA 17070-5001

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

2001	NSN: 1240-01-483-5324
FSCM: 19200
PART NR: 12984689
SECURITY CLASS: Unclassified

2001AB	M_A_I_N_T_E_N_A_N_C__ A_N_D O_V_E_R_H_A_U_L_: D_E_L_I_V_E_R_A_B_L_E			70	EA $	1_,_0_3_4_._0_0_0_0_0_ $	7_2_,_3_8_0_._0_0_

NOUN: MOUNT,TELESCOPE AND
	PRON: W16AKC37M1 PRON AMD: 01		ACRN: AC
AMS CD: 31303334015

THESE ARE GOVERNMENT OWNED ASSETS THAT HAVE BEEN
PREVIOUSLY SHIPPED AGAINST CLIN 0001AB AND RETURNED
TO OPTEX TO BE UPGRADED WITH NEW WORM GEARS PER ECP
	H07A2006.	THESE ITEMS SHALL BE BILLED AT A PRICE OF
$1034 EACH, UP TO A QUANTITY OF 109, UPON DELIVERY
BACK TO THE GOVERNMENT.

(End of narrative B001)

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H097107T731 W52H1C J		3
P_R_O__ C_D B_R__ B_L_K P_T
G19
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	70	30-MAY-2008

FOB POINT: Destination

SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND	IL 61299-5000

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

"NEW CONFIGURATION"

			Reference No. of Document Being Continued			Page	8 of 10
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative A001)

2001AC	M_A_I_N_T_E_N_A_N_C__ A_N_D O_V_E_R_H_A_U_L_: D_E_L_I_V_E_R_A_B_L_E			80	EA $	1_,_0_3_4_._0_0_0_0_0_ $	8_2_,_7_2_0_._0_0_

NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1 PRON AMD: 06		ACRN: AB
AMS CD: 060011

THESE ARE GOVERNMENT OWNED ASSETS THAT HAVE BEEN
PREVIOUSLY SHIPPED AGAINST CLIN 0001AC AND RETURNED
TO OPTEX TO BE UPGRADED WITH NEW WORM GEARS PER ECP
	H07A2006.	THESE ITEMS SHALL BE BILLED AT A PRICE OF
$1034 EACH, UP TO A QUANTITY OF 80, UPON DELIVERY
BACK TO THE GOVERNMENT.

(End of narrative B001)

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	50	30-JUN-2008

FOB POINT: Destination
SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000
_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ C O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

DOC	SUPPL R_E___C_D_ M_I_L_S_T_R_I_P_
A_D_D__	S_I__ C_D M_A_R__ F_O_R	T__ C_D
002 W52H095208Z901 W25G1U J		1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	30	30-MAY-2008

FOB POINT: Destination
SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 MISSION DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5001

	Reference No. of Document Being Continued			Page	9 of 10
CONTINUATION SHEET
	PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE		AMOUNT

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

				Reference No. of Document Being Continued			Page 10 of 10
	CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001		MOD/AMD [05]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

0001AC	M151R095M1	AB	2	$ 672,169.50 $		-313,679.10	$358,490.40
	060011

1001AB	W16ALC37M1	AC	2		$0.00 $	84,366.00	$84,366.00
	31303334015		676C37

1001AC	M151R095M1	AB	2		$0.00 $	367,859.10	$367,859.10
	060011

2001AB	W16AKC37M1	AC	2		$0.00 $	72,380.00	$72,380.00
	31303334015		676C37
	W16M3755M108

2001AC	M151R095M1	AB	2		$0.00 $	82,720.00	$82,720.00
	060011

				NET CHANGE $		293,646.00

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_ C_L_A_S_S_I_F_I_C_A_T_I_O_N				S_T_ T_I_O__	A_M_O__U_N_T
Army	AB	97	X4930AC9G 6D	26KB	S11116	W52H09	$136,900.00
Army	AC	21	62033000066D6D02P31303326KB		S11116	W52H09	$1_5_6_,_7_4_6_._0_0

						NET CHANGE $	293,646.00

			PRIOR AMOUNT		INCREASE/DECREASE		CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $		1,474,291.77			$293,646.00		$1,767,937.77

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AB	97 0X0X4930AC9G	S11116 56D00000600110000026KB				S11116
AC	21 060820330000	S11116 66D6D023130333401526KB			676C37S11116 W52H09

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
U6		2007MAY22	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-GAWC-B			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 1		It Modifies The Contract/Order No. As Described In Item 14.

X A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2007MAY22

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD U6

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION U6 TO W52H0905D0248 DO 0001 IS TO:

1) CHANGE THE SHIPPING DESTINATION OF EIGHT (8) EACH M187 ON CLIN 0001AB

FROM: DODAAC - W52H1C XU W0K8 USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000

TO:

DODAAC - W905MY Commander

US Army Yuma Proving Ground

ATTN: CSTE-DTC-YP-YT-MW-A(Clede O'Neal 928-328-7101)

KOFA Firing Range (KFR) Aberdeen Road Entrance Building 3490N Yuma, Arizona 85365-9498

2) PROVIDE 20 EACH OF PART NUMBER 12599229 AS GFM TO OPTEX IN ORDER TO PREVENT PRODUCTION LINES FROM SHUTTING DOWN.

REPLACEMENT PARTS WILL BE RETURNED TO THE GOVERNMENT, ONCE THE SUPPLIER DELIVERS TO OPTEX.

GFM TO BE SHIPPED TO:
DODAAC - CMA0DE
ATTN: ANGUS LATHAM
XR OPTEX SYSTEMS INC
1420 PRESIDENTIAL DRIVE
RICHARDSON TX 75081-2439
GFM SHALL BE RETURNED TO:
DODAAC - W52H1C
XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000
ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0007 ***

		Reference No. of Document Being Continued		Page	3 of 3
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD U6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
FSCM: 19200
PART NR: 12984689
SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y	179	EA $	4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1 PRON AMD: 03	ACRN: AA
AMS CD: 33104540041

EIGHT (8) UNITS UNDER THIS CLIN 0001AB SHALL BE
SHIPPED DIRECTLY TO:

DODAAC: W905MY
Commander
US Army Yuma Proving Ground
ATTN: CSTE-DTC-YP-YT-MW-A(Clede O'Neal 928-328-7101)
KOFA Firing Range (KFR) Aberdeen Road Entrance Building 3490N
Yuma, Arizona 85365-9498

REMAINING ITEMS (171) SHALL BE SHIPPED AS DIRECTED ON
MOD 05 TO THIS DELIVERY ORDER.

(End of narrative B002)

_a_c_k_a_g_i_n__ P a_n_d M_a_r_k_i_n_g PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A
I_n_s_p_e_c_t_i_o__	a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin	ACCEPTANCE: Origin

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
09		2008JAN28	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008JAN28

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

MODS 07 AND 08 ARE NOT BEING USED.

THE PURPOSE OF THIS MOD 09 TO W52H0905D0248 DO 0001 IS TO ESTABLISH CLIN 0004 FOR THE ADDITION OF FUNDS PAYABLE TO OPTEX AS AN AGREED UPON EQUITABLE ADJUSTMENT IN THE AMOUNT OF $205,209.34. FOR ADMINISTRATIVE PURPOSES, THIS AMOUNT IS SPLIT BETWEEN SUB-CLINS 0004AA AND 0004AB AT $102,604.67 EACH.

THIS EQUITABLE ADJUSTMENT IS FOR COSTS INCURRED IN THE TIMEFRAME OF JANUARY 1, 2007 THROUGH OCTOBER 31, 2007. IT INCLUDES COSTS ASSOCIATED WITH THE NUMEROUS ECPS/CHANGES INCURRED DURING THIS TIME PERIOD, ADDITIONAL ENGINEERING COSTS INCURRED AFTER ACCEPTANCE OF FIRST ARTICLE TEST, ADDITIONAL ENVIRONMENTAL TESTING, AND THE COST OF SCRAPPED STOPS PRIOR TO NECESSARY MATERIAL CHANGE.

THIS AMOUNT OF EQUITABLE ADJUSTMENT REPRESENTS A FULL AND FINAL RELEASE OF CLAIMS FOR THE SPECIFIC INCIDENTS IN THESE TIMEFRAMES.

ALL DISBURSEMENTS FROM THIS DELIVERY ORDER SHALL BE DISBURSED IN ASCENDING ORDER FROM OLDEST TO NEWEST. THIS SHALL BE RETROACTIVE TO THE BEGINNING OF THE ORDER. SEE SECTION G.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0010 ***

			Reference No. of Document Being Continued		Page	3 of 4
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	[09]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0004	SECURITY CLASS: Unclassified

0004AA	E_Q_U_I_T_A_B_L__ A_D_J_U_S_T_M_E_N_T P_A					$1_0_2_,_6_0_4_._6_7_

NOUN: M187 MOUNT
	PRON: 2C6090461A	PRON AMD: 01	ACRN: AD
AMS CD: 32101366046

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Destination	ACCEPTANCE: Destination

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e
	DLVR SCH		PERF COMPL
	R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
	001	0	30-JAN-2008

$102,604.67

0004AB	E_Q_U_I_T_A_B_L__ A_D_J_U_S_T_M_E_N_T S_U_S_T_A_I_N_M_E_N_T					$1_0_2_,_6_0_4_._6_7_

NOUN: M187A1 MOUNT
	PRON: M181F694M1	PRON AMD: 01	ACRN: AB
AMS CD: 060011

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Destination	ACCEPTANCE: Destination

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e
	DLVR SCH		PERF COMPL
	R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
	001	0	30-JAN-2008

$102,604.67

Reference No. of Document Being Continued Page 4 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION G - CONTRACT ADMINISTRATION DATA

Special Payment procedures for progress payments:

Please pay progress payments from the oldest funds first. Once oldest funds are depleted, utilize the remaining obligated funds for all other disbursements. This is retroactive to the beginning of the order.

*** END OF NARRATIVE G0001 ***

	PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE			CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_		A_M_O_U_N_T_

0004AA	2C6090461A	AD	2		$0.00 $	102,604.67		$102,604.67
	32101366046		6RM169
	A16P30462R2C

0004AB	M181F694M1	AB	2		$0.00 $	102,604.67		$102,604.67
	060011

				NET CHANGE $		205,209.34

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_ C_L_A_S_S_I_F_I_C_A_T_I_O_N				S_T_ T_I_O__		A_M_O__U_N_T

Army	AB	97	X4930AC9G 6D	26KB	S11116	W52H09		$102,604.67
Army	AD	21	62033000065R5R13P321013255X		S28017	W52H09		$1_0_2_,_6_0_4_._6_7

						NET CHANGE $		205,209.34

			PRIOR AMOUNT		INCREASE/DECREASE		CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $		1,767,937.77			$205,209.34		$1,973,147.11

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AB	97 0X0X4930AC9G	S11116 86D00000600110000026KB				S11116
AD	21 060820330000	S28017 65R5R1332101366046255X			6RM169S28017 W52H09

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
10		2008MAY02	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AB NET INCREASE: $542,539.89

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008MAY02

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 10 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

1)	AWARD A LUMP SUM PORTION OF A REQUEST FOR EQUITABLE ADJUSTMENT IN THE THE NEGOTIATED AMOUNT OF $542,539.89.

2)	THE ABOVE AMOUNT IS ADDED TO CLIN 0004AB FOR A TOTAL CLIN PRICE OF $645,144.56.

3)	THIS LUMP SUM PAYMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. TO FOLLOW WILL BE UNIT PRICE ADJUSTMENTS ON ALL

CURRENT DELIVERY ORDERS ON THIS CONTRACT. This entire equitable adjustment amount represents a full and complete settlement of all claims, demands, and causes of action raised in and associated with its Request for Equitable Adjustment dated 4 March 2008. In addition, because Optex' REA was submitted on a Total Cost basis, the parties intend this Modification to address all of the past issues on this contract as of 4 March 2008. Therefore, this Modification represents a complete and full settlement of all claims, demands, and causes of action that Optex may raise for any incidents, directed/constructive changes, and any other matters, occurring on or before 4 March 2008, including any claims for delay, unrealized overhead, attorney's fees, and any other causes of action, known or unknown to Optex, whether asserted at this time or not, arising under this contract and any Delivery Orders issued against it.

This Modification will not affect any claims or causes of action pertaining to incidents, directed/constructive changes, and other matters which occur after 4 March 2008. The parties also contemplate a subsequent Modification to this Contract, which will increase unit prices for all current and future Delivery Orders on this Contract, as stated above.

A MODIFICATION ESTABLISHING A CONTRACTOR/GOVERNMENT AGREED UPON DELIVERY SCHEDULE ADJUSTMENT WILL ALSO BE FOLLOWED MY THIS MODIFICATION.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
*** END OF NARRATIVE A0011 ***

			Reference No. of Document Being Continued	Page	3 of 4
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD [10]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0004	SECURITY CLASS: Unclassified

0004AB	E_Q_U_I_T_A_B_L__ A_D_J_U_S_T_M_E_N_T S_U_S_T_A_I_N_M_E_N_T				$6_4_5_,_1_4_4_._5_6_

NOUN: M187A1 MOUNT
	PRON: M181F694M1	PRON AMD: 03	ACRN: AB
AMS CD: 060011

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Destination		ACCEPTANCE: Destination

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e
	DLVR SCH		PERF COMPL
	R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
	001	0	30-JAN-2008
$102,604.67
	DLVR SCH		PERF COMPL
	R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
	002	0	01-MAY-2008
$542,539.89

				Reference No. of Document Being Continued			Page 4 of 4
	CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001		MOD/AMD [10]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

0004AB	M181F694M1	AB	2	$102,604.67 $		542,539.89	$645,144.56
	060011

				NET CHANGE $		542,539.89

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_	C_L_A_S_S_I_F_I_C_A_T_I_O_N			S_T_ T_I_O__	A_M_O__U_N_T
Army	AB	97	X4930AC9G 6D	26KB	S11116	W52H09	$5_4_2_,_5_3_9_._8_9

						NET CHANGE $	542,539.89

			PRIOR AMOUNT		INCREASE/DECREASE		CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $		1,973,147.11			$542,539.89		$2,515,687.00

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AB	97 0X0X4930AC9G	S11116 86D00000600110000026KB				S11116

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
11		2008JUN17	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AC NET DECREASE: -$72,380.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008JUN17

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued		Page	2 of 4
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001	MOD/AMD [11]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0001 IS TO:

DELETE CLIN 2001AB FROM THIS DELIVERY ORDER. THIS CLIN WAS CREATED WITH MOD 05 FOR INCORPORATION OF ECP H07A2006.			AT THE TIME, IT WAS

ANTICIPATED THAT 70 UNITS TO ORIGINAL CONFIGURATION (BRASS GEARS) WOULD BE SHIPPED WHILE WAITING FOR STEAL GEARS TO ARRIVE. THE INTENT WAS TO RETURN THESE 70 ASSETS TO THE CONTRACTOR AT A LATER DATE TO INCORPORATE THE NEW GEARS. THE CONTRACTOR WAS THEN TO RESHIP THE ASSETS AND BILL $1034.00 EACH.

DUE TO DELAYS BEYOND THE CONTRACTOR'S CONTROL, ALL REMAINING UNITS WILL BE SHIPPED COMPLETE WITH THE NEW GEARS INSTALLED.

THEREFORE, THIS DELIVERY ORDER IS DECREASED BY $72,380.00. THIS MOD WILL BE IMMEDIATELY FOLLOWED BY A NEW MOD CREATING A CLIN TO ALLOW FOR THE INCREASE IN PRICE OF $774 FOR 70 EACH, FOR A TOTAL INCREASE OF $54,180.00.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0012 ***

		Reference No. of Document Being Continued		Page	3 of 4
CONTINUATION SHEET
	PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[11]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE		AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

2001AB	D_E_L_E_T_E_D_

				Reference No. of Document Being Continued			Page 4 of 4
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001		MOD/AMD [11]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

2001AB	W16AKC37M1	AC	1	$ 72,380.00		$-72,380.00	$0.00
	31303334015		676C37
W16M3755M108

				NET CHANGE		$-72,380.00

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_ C_L_A_S_S_I_F_I_C_A_T_I_O_N				S_T_ T_I_O__	A_M_O__U_N_T
Army	AC	21	62033000066D6D02P31303326KB S11116			W52H09	$ -_7_2_,_3_8_0_._0_0

						NET CHANGE $	-72,380.00

			PRIOR AMOUNT	INCREASE/DECREASE			CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $		2,515,687.00			$-72,380.00		$2,443,307.00

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AC	21 060820330000	S11116 66D6D023130333401526KB			676C37S11116 W52H09

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 9
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
12		2008JUL17	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008JUL17

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 9 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 12 TO W52H0905D0248 DO 0001 IS TO:

1)	INCREASE THE UNIT PRICES OF BASIC CLINS 0001AB AND 0001AC BY $447.27, DUE TO PART OF AN EQUITABLE ADJUSTMENT.

2)	FOR ADMINISTRATIVE PURPOSES, THIS INCREASE WILL BE REPRESENTED ON CLINS 2001AB AND 2001AC.

3)	THEREFORE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AB, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AB ($4481.13), 1001AB ($774), AND

2001AB (447.27) FOR A TOTAL PRICE OF $5702.40.

LIKEWISE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AC, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AC ($4481.13), 1001AC ($774), AND 2001AC (447.27) FOR A TOTAL PRICE OF $5702.40.

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, OR OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008. THE PARTIES ALSO CONTEMPLATE A SUBSEQUENT MODIFICATION TO THIS CONTRACT, WHICH WILL INCREASE UNIT PRICES FOR ALL CURRENT AND FUTURE DELIVERY ORDERS ON THIS CONTRACT, AS STATED ABOVE.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED
*** END OF NARRATIVE A0013 ***

					Reference No. of Document Being Continued		Page	3 of 9
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[12]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES			QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y				179	EA $	4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1		PRON AMD: 03		ACRN: AA
	AMS CD: 33104540041

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC				SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095181T700 W52H1C			J	1
		P_R_O__ C_D	B_R__ B_L_K P_T
		G19
	D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004		10		30-APR-2007

	005		10		30-MAY-2007

	006		20		30-MAY-2009

	007		20		30-JUN-2009

	008		20		30-JUL-2009

	009		20		30-AUG-2009

	010		20		30-SEP-2009

	011		20		30-OCT-2009

	012		20		30-NOV-2009

	013		19		30-DEC-2009

	FOB POINT: Destination

	SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE

				Reference No. of Document Being Continued		Page	4 of 9
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[12]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE	AMOUNT

		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

0001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			150	EA $	4_,_4_8_1_._1_3_0_0_0 $	6_7_2_,_1_6_9_._5_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1 PRON AMD: 07		ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004	3	30-JUL-2008

	005	10	30-AUG-2008

	006	10	30-SEP-2008

	007	15	30-OCT-2008

	008	15	30-NOV-2008

	009	22	30-DEC-2008

	FOB POINT: Destination

	SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
		TRANSPORTATION OFFICE
		BLDG 102 RODMAN AVE AND GILLESPIE
		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

	DOC	SUPPL R_E___C_D_ M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R	T__ C_D
	002 W52H095208Z901 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	20	30-JAN-2009

	002	20	28-FEB-2009

			Reference No. of Document Being Continued			Page	5 of 9
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD [12]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

	003	20	30-MAR-2009

	004	15	30-APR-2009

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
		NEW CUMBERLAND	PA 17070-5002

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

1001	NSN: 1240-01-483-5324
SECURITY CLASS: Unclassified

1001AB	U_N_I_T P_R_I_C_E_ I_N_C_R_E_A_S_E						$1_2_3_,_0_6_6_._0_0

NOUN: UNIT PRICE INCREASE
	PRON: W16ALC37M1	PRON AMD: 02	ACRN: AC
AMS CD: 31303334015

ITEMS Shipped ON CLIN 0001AB SHALL ALSO BE BILLED
AGAINST THIS CLIN 1001AB FOR $774 EACH UP TO 159
UNITS.
(20 units have previously shipped on Clin 0001AB)

THIS CLIN IS FOR BILLING PURPOSES ONLY.
NO SEPARATE DELIVERY REQUIRED.

(End of narrative B001)

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e
	DLVR SCH		PERF COMPL
	R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
	001	0	30-JUN-2009

$123,066.00

1001AC	U_N_I_T P_R_I_C_E_ I_N_C_R_E_A_S_E			150	EA	$7_7_4_._0_0_0_0_0 $	1_1_6_,_1_0_0_._0_0_

NOUN: UNIT PRICE ADJUSTMENT
	PRON: M151R095M1	PRON AMD: 07	ACRN: AB

			Reference No. of Document Being Continued	Page	6 of 9
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD [12]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES	QUANTITY UNIT UNIT PRICE		AMOUNT

AMS CD: 060011

ITEMS Shipped ON CLIN 0001AC SHALL ALSO BE BILLED
AGAINST THIS CLIN 1001AC FOR $774 EACH UP TO 150
UNITS.

THIS CLIN IS FOR BILLING PURPOSES ONLY.
NO SEPARATE DELIVERY REQUIRED.

(End of narrative B001)

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C	J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	DELETED

FOB POINT: Destination

SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
		ROCK ISLAND	IL 61299-5000

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H095208Z901 W25G1U	J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	DELETED
	002	DELETED
	003	DELETED

FOB POINT: Destination

SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
		NEW CUMBERLAND	PA 17070-5002

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

NSN: 1240-01-483-5324
2001	SECURITY CLASS: Unclassified

		Reference No. of Document Being Continued	Page	7 of 9
CONTINUATION SHEET
	PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[12]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE	AMOUNT

2001AB	U_N_I_T P_R_I_C_E_ I_N_C_R_E_A_S_E			$7_1_,_1_1_5_._9_3

NOUN: UNIT PRICE INCREASE
	PRON: 2C8130221A PRON AMD: 01	ACRN: AE
AMS CD: 32101366022

ITEMS SHIPPED ON CLIN 0001AB, AND ALSO BE BI LLED AGAINST
CLIN 1001AB FOR $774, SHALL ALSO BE BILLED A GAINST THIS
CLIN 2001AB FOR $447.27 EACH, UP TO 159
UNITS.
(20 units have previously shipped on Clin 00 01AB)
THIS CLIN IS FOR BILLING PURPOSES ONLY.
NO SEPARATE DELIVERY REQUIRED.

(End of narrative B001)
I_n_s_p_e_c_t_i_o__	a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin		ACCEPTANCE: Origin

D_e_l_i_v_e_r_i_e__	o_r P_e_r_f_o_r_m_a_n_c_e
DLVR SCH		PERF COMPL
R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
001	0	30-SEP-2010

$71,115.93

"NEW CONFIGURATION"
(End of narrative A001)
2001AC	U_N_I_T P_R_I_C_E_ I_N_C_R_E_A_S_E	150	EA	$4_4_7_._2_7_0_0_0	$6_7_,_0_9_0_._5_0_

	NOUN: UNIT PRICE INCREASE
	PRON: M151R095M1 PRON AMD: 07	ACRN: AB
	AMS CD: 060011

	(Deleted narrative B0001)

	ITEMS SHIPPED ON CLIN 0001AC, AND ALSO BE BILLED AGAINST
	CLIN 1001AC FOR $774, SHALL ALSO BE BILLED AGAINST THIS
	CLIN 2001AC FOR $447.27 EACH, UP TO 150
	UNITS.

	THIS CLIN IS FOR BILLING PURPOSES ONLY.
	NO SEPARATE DELIVERY REQUIRED.

	(End of narrative B002)

		Reference No. of Document Being Continued	Page	8 of 9
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD [12]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT UNIT PRICE		AMOUNT

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
R_E___C_D_ M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
001 W52H095180Z900 W52H1C	J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	DELETED

FOB POINT: Destination

SHIP TO:
(W52H1C)	XU USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
	ROCK ISLAND	IL 61299-5000

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
002 W52H095208Z901 W25G1U	J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	DELETED

FOB POINT: Destination

SHIP TO:
(W25G1U)	SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
	NEW CUMBERLAND	PA 17070-5002

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

				Reference No. of Document Being Continued			Page 9 of 9
	CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001		MOD/AMD [12]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/			INCREASE/DECREASE	CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_		P_R_I_O_R A_M_O_U_N_T	A_M_O_U_N_T_	A_M_O_U_N_T_

0001AC	M151R095M1	AB	2		$358,490.40 $	313,679.10	$672,169.50
	060011

1001AB	W16ALC37M1	AC	2	$	84,366.00 $	38,700.00	$123,066.00
	31303334015		676C37

1001AC	M151R095M1	AB	2		$367,859.10 $	-251,759.10	$116,100.00
	060011

2001AB	2C8130221A	AE	2	$	0.00 $	71,115.93	$71,115.93
	32101366022		8RM223
	A18P30222R2C

2001AC	M151R095M1	AB	2	$	82,720.00 $	-15,629.50	$67,090.50
	060011

					NET CHANGE $	156,106.43

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_ C_L_A_S_S_I_F_I_C_A_T_I_O_N				S_T_ T_I_O__	A_M_O__U_N_T
Army	AB	97	X4930AC9G 6D		26KB S11116	W52H09	$46,290.50
Army	AC	21	62033000066D6D02P31303326KB S11116			W52H09	$38,700.00
Army	AE	21	82033000085R5R13P32101331E1 S28017			W52H09	$7_1_,_1_1_5_._9_3

						NET CHANGE $	156,106.43

			PRIOR AMOUNT			INCREASE/DECREASE	CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $		2,443,307.00			$156,106.43		$2,599,413.43

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N

AB	97	0X0X4930AC9G	S11116	56D00000600110000026KB	S11116
AC	21	060820330000	S11116	66D6D023130333401526KB	676C37S11116	W52H09
AE	21	081020330000	S28017	85R5R133210136602231E1	8RM223S28017	W52H09

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
13		2008SEP04	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008SEP04

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 5 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 13 TO W52H0905D0248 DO 0001 IS TO REVISE THE DELIVERY SCHEDULE FOR CLINS 0001AB AND 0001AC TO ALLOW TIME TO VERIFY DISCREPANCIES IN ACCEPTANCE AND INSPECTION EQUIPMENT MEASUREMENTS.

SEE SCHEDULE B FOR SCHEDULE.

PLEASE NOTE THAT FOR BILLING PURPOSES, SHIPMENTS AGAINST CLIN 0001AB SHALL ALSO BE BILLED AGAINST CLINS 1001AB AND 2001AB. LIKEWISE, SHIPMENTS AGAINST CLIN 0001AC SHALL ALSO BE BILLED AGAINST CLINS 1001AC AND 2001AC. SEE MOD 12 FOR DETAIL.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0014 ***

					Reference No. of Document Being Continued		Page	3 of 5
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[13]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES			QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y				179	EA $	4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1		PRON AMD: 03		ACRN: AA
	AMS CD: 33104540041

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC				SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095181T700 W52H1C			J	1
		P_R_O__ C_D	B_R__ B_L_K P_T
		G19
	D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004		10		30-APR-2007

	005		10		30-MAY-2007

	006		20		30-JUN-2009

	007		20		30-JUL-2009

	008		20		30-AUG-2009

	009		20		30-SEP-2009

	010		20		30-OCT-2009

	011		20		30-NOV-2009

	012		20		30-DEC-2009

	013		19		30-JAN-2010

	FOB POINT: Destination

	SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE

				Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[13]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

0001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		150	EA $	4_,_4_8_1_._1_3_0_0_0 $	6_7_2_,_1_6_9_._5_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1 PRON AMD: 09		ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004	3	30-JUL-2008

	005	10	30-SEP-2008

	006	10	30-OCT-2008

	007	15	30-NOV-2008

	008	15	30-DEC-2008

	009	22	30-JAN-2009

	FOB POINT: Destination

	SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R	T__ C_D
	002 W52H095208Z901 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	20	28-FEB-2009

	002	20	30-MAR-2009

		Reference No. of Document Being Continued		Page	5 of 5
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	[13]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE		AMOUNT

003	20	30-APR-2009

004	15	30-MAY-2009

FOB POINT: Destination

SHIP TO:
(W25G1U)	SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
	NEW CUMBERLAND	PA 17070-5002

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
14		2009MAY18	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA, TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS S4402A5601APC	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC.

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2439

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0001

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2009MAY18

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

     Reference No. of Document Being Continued Page 2 of 5 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR CLINS 0001AB AND CLINS 001AC.

SEE SCHEDULE B FOR SCHEDULE.

EARLIER DELIVERIES ARE ACCEPTABLE, IF NO ADDITIONAL COST TO THE GOVERNMENT.

THE SHIPPING DESTINATION FOR CLIN 0001AC HAS BEEN REVISED. ALL SHIPMENTS ON CLIN 0001AC SHALL BE SHIPPED TO RIA. SEE SCHEDULE.

PLEASE NOTE THAT FOR BILLING PURPOSES, SHIPMENTS AGAINST CLIN 0001AB SHALL ALSO BE BILLED AGAINST CLINS 1001AB AND 2001AB. LIKEWISE, SHIPMENTS AGAINST CLIN 001AC SHALL ALSO BE BILLED AGAINST CLINS 1001AC AND 2001AC. SEE MOD 12 FOR DETAILS.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0016 ***

					Reference No. of Document Being Continued		Page	3 of 5
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD			[14]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO		SUPPLIES/SERVICES			QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y				179	EA $	4_,_4_8_1_._1_3_0_0_0 $	8_0_2_,_1_2_2_._2_7_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W15AAC06M1		PRON AMD: 03		ACRN: AA
	AMS CD: 33104540041

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC				SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095181T700 W52H1C			J	1
		P_R_O__ C_D	B_R__ B_L_K P_T
		G19
	D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004		10		30-APR-2007
	005		10		30-MAY-2007
	006		20		30-SEP-2009
	007		20		30-OCT-2009
	008		20		30-NOV-2009
	009		20		30-DEC-2009
	010		20		30-JAN-2010
	011		20		28-FEB-2010
	012		20		30-MAR-2010
	013		19		30-APR-2010

	FOB POINT: Destination
	SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND		IL 61299-5000
		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

				Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD		[14]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

0001AC	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		150	EA $	4_,_4_8_1_._1_3_0_0_0 $	6_7_2_,_1_6_9_._5_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M151R095M1 PRON AMD: 10		ACRN: AB
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g
	PACKAGING/PACKING/SPECIFICATIONS:
	SPI P12984689
	LEVEL PRESERVATION: Military
	LEVEL PACKING: A

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H095180Z900 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	004	3	30-JUL-2008

	005	10	30-SEP-2008

	006	10	30-OCT-2008

	007	15	30-NOV-2008

	008	15	30-MAR-2009

	009	22	30-APR-2009

	FOB POINT: Destination

	SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND	IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0001

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R	T__ C_D
	002 W52H095208Z901 W52H1C J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	20	30-MAY-2009

	002	20	30-JUN-2009

	003	20	30-JUL-2009

	004	15	30-AUG-2009

	FOB POINT: Destination

		Reference No. of Document Being Continued		Page	5 of 5
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	[14]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE		AMOUNT

SHIP TO:
(W52H1C)	XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
	ROCK ISLAND	IL 61299-5000

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0001

ORDER FOR SUPPLIES OR SERVICES
1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO. 3. DATE OF ORDER/CALL		4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
(YYYYMMMDD)
W52H09-05-D-0248	0002	2006FEB03	SEE SCHEDULE	DOA5

6. ISSUED BY	CODE W52H09	7. ADMINISTERED BY (If other than 6)	CODE S4402A	8. DELIVERY FOB

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C		DCMA DALLAS
CHRISTINE CARSON (309)782-4301		600 NORTH PEARL STREET		X DESTINATION
ROCK ISLAND IL 61299-7630		SUITE 1630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		DALLAS TX 75201-2843		OTHER

(See Schedule if
				SCD: A	PAS: NONE		ADP PT: HQ0339		other)

9. CONTRACTOR		CODE	0BK64	FACILITY		10. DELIVER TO FOB POINT BY (Date)			11. X IF BUSINESS IS

(YYYYMMMDD)
	o				o				X SMALL
OPTEX SYSTEMS INC
	1420 PRESIDENTIAL DR					SEE SCHEDULE			SMALL

NAME	RICHARDSON, TX 75081-2769					12. DISCOUNT TERMS			DISADVANTAGED
AND
ADDRESS									WOMAN-OWNED

	o				o	13. MAIL INVOICES TO THE ADDRESS IN BLOCK
	TYPE BUSINESS: Other Small Business Performing in U.S.					See Block 15

14. SHIP TO		CODE		15. PAYMENT WILL BE MADE BY			CODE HQ0339		MARK ALL

	SEE SCHEDULE			DFAS COLUMBUS CENTER					PACKAGES AND
				DFAS-CO/WEST ENTITLEMENT OPERATIONS					PAPERS WITH
				PO BOX 182381					IDENTIFICATION
				COLUMBUS OH 43218-2381					NUMBERS IN
BLOCKS 1 AND 2

16.	DELIVERY/
	CALL	THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
X
TYPE

OF

ORDER	Reference your	Oral	Written Quotation			, Dated	.
	PURCHASE		furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED P URCHASE ORDER AS IT MAY PREVIOUSLY HAVE
BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

	NAME OF CONTRACTOR		SIGNATURE			TYPED NAME AND TITLE			DATE SIGNED
(YYYYMMMDD)

If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE

18. ITEM NO. 19. SCHEDULE OF SUPPLIES/SERVICE					20. QUANTITY	21.	22. UNIT PRICE	23. AMOUNT
					ORDERED/	UNIT
ACCEPTED*

SEE SCHEDULE
CONTRACT TYPE:
Firm-Fixed-Price

KIND OF CONTRACT:
Supply Contracts and Priced Orders

* If quantity accepted by the Government is		24. UNITED STATES OF AMERICA						25. TOTAL	$245,150.00

same as quantity ordered, indicate by X.			VICKI AHLGRIM /SIGNED/					26.

If different, enter actual quantity accepted below			VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220						DIFFERENCES
quantity ordered and encircle.		BY:				CONTRACTING/ORDERING OFFICER

27a. QUANTITY IN COLUMN 20 HAS BEEN

INSPECTED	RECEIVED	ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE					c. DATE	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT
					(YYYYMMMDD)	REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE					28. SHIP. NO.	29. D.O. VOUCHER NO.		30. INITIALS

						32. PAID BY			33. AMOUNT VERIFIED CORRECT FOR
PARTIAL

f. TELEPHONE NUMBER		g. E-MAIL ADDRESS
FINAL

					31. PAYMENT				34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
COMPLETE

a. DATE		b. SIGNATURE AND TITLE OF CERTIFYING OFFICER							35. BILL OF LADING NO.
PARTIAL
(YYYYMMMDD)
FINAL

37. RECEIVED AT		38. RECEIVED BY (Print)	39. DATE RECEIVED		40. TOTAL CON-	41. S/R ACCOUNT NUMBER			42. S/R VOUCHER NO.
			(YYYYMMMDD)		TAINERS

DD FORM 1155, DEC 2001
PREVIOUS EDITION IS OBSOLETE.

Reference No. of Document Being Continued		Page	2 of 4
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0002	MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION
1. This Delivery Order 0002 against basic award W52H09-05-D-0248 is for the following items:

CLIN 0001AB - 50 each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit price $4,903.00, total $245,150.00

2.	See Section B for delivery schedule.

3.	All terms and conditions of the Basic Contract W52H09-05-D-0248 apply.

*** END OF NARRATIVE A 001 ***

				Reference No. of Document Being Continued		Page	3 of 4
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
FSCM: 19200
PART NR: 12984689
SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			50	EA $	4_,_9_0_3_._0_0_0_0_0_ $	2_4_5_,_1_5_0_._0_0_

NOUN: MOUNT,TELESCOPE AND
	PRON: M161F756M1	PRON AMD: 01		ACRN: AA
AMS CD: 060011

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H096024Z904 W25G1U		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	30		25-SEP-2007

FOB POINT: Destination
SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S
(W25G1U) XU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
BUILDING MISSION DOOR 113 134
NEW CUMBERLAND PA 17070-5001
_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ C O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

DOC	SUPPL R_E___C_D_ M_I_L_S_T_R_I_P_
A_D_D__	S_I__ C_D M_A_R__ F_O_R	T__ C_D
002 W52H096024Z905 W62G2T J		1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	20	25-OCT-2007

FOB POINT: Destination
SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000
C _O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

				Reference No. of Document Being Continued					Page 4 of 4
	CONTINUATION SHEET
				PIIN/SIIN	W52H09-05-D-0248/0002		MOD/AMD

Name of Offeror or Contractor:			OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

	PRON/						JOB
LINE	AMS CD/	OBLG					ORDER	ACCOUNTING	OBLIGATED
IT_E___	MI_P__	A R_N ST_ _ A C_O_U_N_T_I_N C_L_A_S_S_I_F_I_C_A_T_I_O_N					NU_M_B_E_R_	S A_T_ O__	A_M_O_U_N__

0001AB	M161F756M1	AA 2	97	X4930AC9G 6D	26KB	S11116		W52H09	$245,150.00
	060011

								TOTAL	$245,150.00

SERVICE							ACCOUNTING		OBLIGATED
NA_M__	_T_O_T_A_L BY_Y A_C_R_N		A	N_T_I_N__ C_L_A_S_S_I_F_I_C_A_T_I_O_N			S_T_A_T_I_O_N		A_M_O_U_N_T

Army		AA	97	X4930AC9G 6D	26KB	S11116	W52H09		$2_4_5_,_1_5_0_._0_0

								TOTAL	$245,150.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
01		2006JUL26	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-CFA-C			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0002

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2006FEB03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $11,027.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: B		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

X B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2006JUL26

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued		Page 2 of	4
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0002	MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 01 TO W52H0905D0248 DELIVERY ORDER 0002 IS TO:
1) INCREASE THE UNIT PRICE OF CLINS 0001AB BY $220.54 EACH, DUE TO THE INCORPORATION OF A COST IMPACTING ECP (H06A2048).			THIS ECP
INVOLVES RETROFITTING A NEW QUICK DISCONNECT TO UNITS CURRENTLY IN PRODUCTION (50).
2) THIS IS A TOTAL INCREASE TO THIS DELIVERY ORDER OF $11,027.00.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 002 ***

			Reference No. of Document Being Continued			Page	3 of 4
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			50	EA $	5_,_1_2_3_._5_4_0_0_0_ $	2_5_6_,_1_7_7_._0_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M161F756M1	PRON AMD: 01	ACRN: AA
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H096024Z904 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	30	25-SEP-2007

FOB POINT: Destination
SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001
_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ C O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

DOC	SUPPL R_E___C_D_ M_I_L_S_T_R_I_P_
A_D_D__	S_I__ C_D M_A_R__ F_O_R	T__ C_D
002 W52H096024Z905 W62G2T J		1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	20	25-OCT-2007

FOB POINT: Destination
SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000
C _O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

Reference No. of Document Being Continued Page 4 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 01

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/			INCREASE/DECREASE			CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__	O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_		A_M_O_U_N_T_

0001AB	M161F756M1	AA		2	$245,150.00 $		11,027.00		$256,177.00
	060011

					NET CHANGE $		11,027.00

SERVICE	NET CHANGE						ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_	N_T_	C_L_A_S_S_I_F_I_C_A_T_I_O_N			S_T_ T_I_O__		A_M_O__U_N_T

Army	AA	97	X4930AC9G 6D		26KB	S11116	W52H09		$1_1_,_0_2_7_._0_0

							NET CHANGE $		11,027.00

			PRIOR AMOUNT			INCREASE/DECREASE		CUMULATIVE
			O_F	A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $			245,150.00			$11,027.00		$256,177.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
02		2007APR26	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA DALLAS
AMSTA-LC-GFA-B			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0002

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2006FEB03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $38,700.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2007APR26

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 02

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

AS A RESULT OF THE INCORPORATION OF ECP H07A2006:

1)	THE UNIT PRICE ON DELIVERY ORDER 0002 IS INCREASED BY $774.00, FOR A TOTAL PRICE OF $294,877.00.

2)	ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0003 ***

			Reference No. of Document Being Continued			Page	3 of 4
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD [02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
FSCM: 19200
PART NR: 12984689
SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			50	EA $	5_,_8_9_7_._5_4_0_0_0_ $	2_9_4_,_8_7_7_._0_0_

NOUN: MOUNT,TELESCOPE AND
	PRON: M161F756M1	PRON AMD: 04	ACRN: AA
AMS CD: 060011

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_ M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H096024Z904 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	30	25-SEP-2007

FOB POINT: Destination
SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001
C _O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

DOC	SUPPL R_E___C_D_ M_I_L_S_T_R_I_P_
A_D_D__	S_I__ C_D M_A_R__ F_O_R	T__ C_D
002 W52H096024Z905 W62G2T J		1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	20	25-OCT-2007

FOB POINT: Destination
SHIP TO: P_A_R_C_E__ P_O_S_T A_D_D_R_E_S_S
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
TRANSPORTATION OFFICER
PO BOX 960001
STOCKTON CA 95296-0130
_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ C O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

				Reference No. of Document Being Continued			Page 4 of 4
	CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0002		MOD/AMD [02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

0001AB	M161F756M1	AA	2	$256,177.00 $		38,700.00	$294,877.00
	060011

				NET CHANGE $		38,700.00

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_	C_L_A_S_S_I_F_I_C_A_T_I_O_N			S_T_ T_I_O__	A_M_O__U_N_T
Army	AA	97	X4930AC9G 6D	26KB	S11116	W52H09	$3_8_,_7_0_0_._0_0

						NET CHANGE $	38,700.00

			PRIOR AMOUNT		INCREASE/DECREASE		CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $			256,177.00		$38,700.00		$294,877.00

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AA	97 0X0X4930AC9G	S11116 66D00000600110000026KB				S11116

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
03		2008JUL17	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0002

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2006FEB03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $97,382.50

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008JUL17

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 03

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0002 IS TO:

1) INCREASE THE UNIT PRICE FROM $5897.54 BY $1947.65, TO A UNIT PRICE OF $7845.19.

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
*** END OF NARRATIVE A0005 ***

				Reference No. of Document Being Continued		Page	3 of 4
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD			[03]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
FSCM: 19200
PART NR: 12984689
SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			50	EA $	7_,_8_4_5_._1_9_0_0_0_ $	3_9_2_,_2_5_9_._5_0_

NOUN: MOUNT,TELESCOPE AND
	PRON: M161F756M1 PRON AMD: 05			ACRN: AA
AMS CD: 060011

P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H096024Z904 W25G1U		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	30		30-JAN-2010

FOB POINT: Destination

SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

	DOC	SUPPL R_E___C_D_		M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H096024Z905 W62G2T		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	20		28-FEB-2010

FOB POINT: Destination

SHIP TO:
	(W62G2T)	XR W1BG DEF DIST DEPOT SAN JOAQUN
TRANSPORTATION OFFICER
PO BOX 960001
		STOCKTON	CA 95296-0130

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

				Reference No. of Document Being Continued			Page 4 of 4
	CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0002		MOD/AMD [03]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

0001AB	M161F756M1	AA	2	$294,877.00 $		97,382.50	$392,259.50
	060011

				NET CHANGE $		97,382.50

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_	C_L_A_S_S_I_F_I_C_A_T_I_O_N			S_T_ T_I_O__	A_M_O__U_N_T
Army	AA	97	X4930AC9G 6D	26KB	S11116	W52H09	$9_7_,_3_8_2_._5_0

						NET CHANGE $	97,382.50

			PRIOR AMOUNT		INCREASE/DECREASE		CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $			294,877.00		$97,382.50		$392,259.50

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AA	97 0X0X4930AC9G	S11116 66D00000600110000026KB				S11116

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
04		2010FEB03	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA, TEXAS
CCTA-AR-FA			600 NORTH PEARL STREET
MATTHEW KOPEL (309)782-7888			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: MATTHEW.KOPEL@US.ARMY.MIL			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC.

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2439

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0002

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2006FEB03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: FAR 43.103(a)(3)

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
JOYCE L KLEIN
JOYCE.KLEIN@US.ARMY.MIL (309)782-5051

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2010FEB03

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 04

Name of Offeror or Contractor: OPTEX SYSTEMS INC. SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR CLIN 0001AB.

1.	FORMALLY INCORPORATE A REVISED DELIVERY SCHEDULE AS SET FORTH IN SECTION B.

2.	THERE IS NO COST TO EITHER PARTY.

3.	THE CONTRACTOR HEREBY WAIVES ANY AND ALL RIGHTS AND CLAIMS FOR EQUITABLE ADJUSTMENT ATTRIBUTABLE TO SUCH FACTS AND CIRCUMSTANCES

GIVING RISE TO THE ABOVE CHANGES AND DOCUMENTION, INCLUDING ANY DELAYS, PRECEDING AND INCLUDING THIS MODIFICATION.

4.	EARLIER DELIVERIES ARE ACCEPTABLE, IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

5.	ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0006 ***

				Reference No. of Document Being Continued		Page	3 of 4
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD			[04]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y			50	EA $	7_,_8_4_5_._1_9_0_0_0_ $	3_9_2_,_2_5_9_._5_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: M161F756M1 PRON AMD: 05			ACRN: AA
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H096024Z904 W25G1U		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	18		26-FEB-2010

	002	12		31-MAR-2010

	FOB POINT: Destination

	SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
		DDSP NEW CUMBERLAND FACILITY
		2001 NORMANDY DRIVE DOOR 113 134
		NEW CUMBERLAND PA 17070-5002

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0002

	DOC	SUPPL R_E___C_D_		M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H096024Z905 W62G2T		J	1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	8		31-MAR-2010

	002	12		30-APR-2010

	FOB POINT: Destination

	SHIP TO:
	(W62G2T)	XR W1BG DEF DIST DEPOT SAN JOAQUN
		TRANSPORTATION OFFICER
		PO BOX 960001
		TRACY,CA,95304-5000

	Reference No. of Document Being Continued			Page	4 of 4
CONTINUATION SHEET
	PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD		[04]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT	UNIT PRICE		AMOUNT

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0002

ORDER FOR SUPPLIES OR SERVICES
1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO. 3. DATE OF ORDER/CALL		4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
(YYYYMMMDD)
W52H09-05-D-0248	0003	2007MAY01	SEE SCHEDULE	DOA5

6. ISSUED BY	CODE W52H09	7. ADMINISTERED BY (If other than 6)	CODE S4402A	8. DELIVERY FOB

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B		DCMA DALLAS
CHRISTINE CARSON (309)782-4301		600 NORTH PEARL STREET		X DESTINATION
ROCK ISLAND IL 61299-7630		SUITE 1630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		DALLAS TX 75201-2843		OTHER

(See Schedule if
				SCD: A	PAS: NONE		ADP PT: HQ0339		other)

9. CONTRACTOR		CODE	0BK64	FACILITY		10. DELIVER TO FOB POINT BY (Date)			11. X IF BUSINESS IS

(YYYYMMMDD)
	o				o				X SMALL
OPTEX SYSTEMS INC
	1420 PRESIDENTIAL DR					SEE SCHEDULE			SMALL

NAME	RICHARDSON, TX 75081-2769					12. DISCOUNT TERMS			DISADVANTAGED
AND
ADDRESS									WOMAN-OWNED

	o				o	13. MAIL INVOICES TO THE ADDRESS IN BLOCK
	TYPE BUSINESS: Other Small Business Performing in U.S.					See Block 15

14. SHIP TO		CODE		15. PAYMENT WILL BE MADE BY			CODE HQ0339		MARK ALL

	SEE SCHEDULE			DFAS COLUMBUS CENTER					PACKAGES AND
				DFAS-CO/WEST ENTITLEMENT OPERATIONS					PAPERS WITH
				PO BOX 182381					IDENTIFICATION
				COLUMBUS OH 43218-2381					NUMBERS IN
BLOCKS 1 AND 2

16.	DELIVERY/
	CALL	THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
X
TYPE

OF

ORDER	Reference your	Oral	Written Quotation			, Dated	.
	PURCHASE		furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED P URCHASE ORDER AS IT MAY PREVIOUSLY HAVE
BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

	NAME OF CONTRACTOR		SIGNATURE			TYPED NAME AND TITLE			DATE SIGNED
(YYYYMMMDD)

If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE

18. ITEM NO. 19. SCHEDULE OF SUPPLIES/SERVICE					20. QUANTITY	21.	22. UNIT PRICE	23. AMOUNT
					ORDERED/	UNIT
ACCEPTED*

SEE SCHEDULE
CONTRACT TYPE:
Firm-Fixed-Price

KIND OF CONTRACT:
Supply Contracts and Priced Orders

* If quantity accepted by the Government is		24. UNITED STATES OF AMERICA						25. TOTAL	$717,850.40

same as quantity ordered, indicate by X.			LISA DEVLIN /SIGNED/					26.

If different, enter actual quantity accepted below			LISA.DEVLIN@US.ARMY.MIL (309)782-5541						DIFFERENCES
quantity ordered and encircle.		BY:				CONTRACTING/ORDERING OFFICER

27a. QUANTITY IN COLUMN 20 HAS BEEN

INSPECTED	RECEIVED	ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE					c. DATE	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT
					(YYYYMMMDD)	REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE					28. SHIP. NO.	29. D.O. VOUCHER NO.		30. INITIALS

						32. PAID BY			33. AMOUNT VERIFIED CORRECT FOR
PARTIAL

f. TELEPHONE NUMBER		g. E-MAIL ADDRESS
FINAL

					31. PAYMENT				34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
COMPLETE

a. DATE		b. SIGNATURE AND TITLE OF CERTIFYING OFFICER							35. BILL OF LADING NO.
PARTIAL
(YYYYMMMDD)
FINAL

37. RECEIVED AT		38. RECEIVED BY (Print)	39. DATE RECEIVED		40. TOTAL CON-	41. S/R ACCOUNT NUMBER			42. S/R VOUCHER NO.
			(YYYYMMMDD)		TAINERS

DD FORM 1155, DEC 2001
PREVIOUS EDITION IS OBSOLETE.

Reference No. of Document Being Continued Page 2 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC SUPPLEMENTAL INFORMATION

1.	Delivery Order 0003 to contract W52H09-05-D-0248 is for 152 each, M187 Telescope Mount, NSN: 1240-01-483-5324, PN 12984689..

2.	The unit price of $4722.70 each reflects the unit price of CLIN 0001 issued during Ordering Period 02 (1 JULY 2006 thru 31 JUNE

2007), for a total delivery order price of $717,850.40.
3.	Delivery is shown in Schedule B, Supplies/Services.

4.	FOB is Destination.

5.	Early deliveries are authorized if at no additional cost to the Government.

6.	The Maximum Quantity over the Five Ordering Periods is 1250 each. To date, the Total Quantity Ordered under this contract is 531 each.

7. This delivery order is subject to the terms and conditions of contract W52H09-05-D-0248.

*** END OF NARRATIVE A 0001 ***

				Reference No. of Document Being Continued			Page	3 of 4
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y				152	EA $	4_,_7_2_2_._7_0_0_0_0 $	7_1_7_,_8_5_0_._4_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W16AMC37M1		PRON AMD: 02	ACRN: AA
	AMS CD: 31303334015

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC			SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H097107T732 W52H1C J				3
		P_R_O__ C_D	B_R__ B_L_K P_T
		G19
	D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001		30	28-FEB-2008

	002		30	30-MAR-2008

	003		30	30-APR-2008

	004		30	30-MAY-2008

	005		32	30-JUN-2008

	FOB POINT: Destination

	SHIP TO: F_R_E_I_G_H__ A_D_D_R_E_S_S
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND		IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0003

			Reference No. of Document Being Continued			Page 4 of 4
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0003	MOD/AMD

Name of Offeror or Contractor:			OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

	PRON/			JOB
LINE	AMS CD/	OBLG		ORDER	ACCOUNTING	OBLIGATED
IT_E___	MI_P__	A R_N ST_ _ A C_O_U_N_T_I_N C_L_A_S_S_I_F_I_C_A_T_I_O_N		N_U_M_B_E_R_	S_T_A_T_I_O_N	A_M_O_U_N_T

0001AB	W16AMC37M1	AA 2	21 62033000066D6D02P31303326KB S11116	676C37	W52H09	$717,850.40
31303334015
W16M3755M108

					TOTAL	$717,850.40

SERVICE				ACCOUNTING		OBLIGATED
NA_M__	_T_O_T_A_L BY_Y A_C_R_N		AC_C_O_U_N_T_I_N__ C_L_A_S_S_I_F_I_C_A_T_I_O_N	ST_A_ I_O__		A_M_O_U_N_T

Army		AA	21 62033000066D6D02P31303326KB S11116	W52H09		$7_1_7_,_8_5_0_._4_0

					TOTAL	$717,850.40

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AA	21 060820330000 S11116 66D6D023130333401526KB			676C37S11116 W52H09

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
01		2008JUL17	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0003

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2007MAY01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AB NET INCREASE: $296,042.80

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008JUL17

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 5 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 01 TO W52H09-05-F-D-0248 DO 0003 IS TO:

1)	INCREASE THE UNIT PRICE FROM $4722.70 BY $1947.65, FOR A NEW UNIT PRICE OF $6670.35.

2)	FOR ADMINISTRATIVE PURPOSES, THIS INCREASE WILL BE REPRESENTED ON CLIN 1001AB.

3)	THEREFORE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AB, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AB ($4722.70), AND 1001AB

($1947.65) FOR A TOTAL UNIT PRICE OF $6670.35.

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
*** END OF NARRATIVE A0003 ***

					Reference No. of Document Being Continued		Page	3 of 5
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD			[01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES			QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y				152	EA $	4_,_7_2_2_._7_0_0_0_0 $	7_1_7_,_8_5_0_._4_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W16AMC37M1		PRON AMD: 02		ACRN: AA
	AMS CD: 31303334015

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC				SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H097107T732 W52H1C			J	3
		P_R_O__ C_D	B_R__ B_L_K P_T
		G19
	D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001		30		30-MAR-2010

	002		30		30-APR-2010

	003		30		30-MAY-2010

	004		30		30-JUN-2010

	005		32		30-JUL-2010

	FOB POINT: Destination

	SHIP TO:
	(W52H1C)	XU USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND		IL 61299-5000

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0003

SECURITY CLASS: Unclassified
1001
U _N_I_T _R_I_C_E_ P I_N_C_R_E_A_S_E
1001AB
$
2_9_6_,_0_4_2_._8_0

			Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES	QUANTITY UNIT UNIT PRICE		AMOUNT

NOUN: UNIT PRICE INCREASE
	PRON: 2C8110221A	PRON AMD: 01	ACRN: AB
AMS CD: 32101366022

ITEMS Shipped ON CLIN 0001AB SHALL ALSO BE BILLED
AGAINST THIS CLIN 1001AB FOR $1947.65 EACH UP TO 152
UNITS.

THIS CLIN IS FOR BILLING PURPOSES ONLY.
NO SEPARATE DELIVERY REQUIRED.

(End of narrative B001)

I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin	ACCEPTANCE: Origin

D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e
	DLVR SCH	PERF COMPL
	R_E_L C_D_	Q_U_A_N_T_I_T_Y	D_A_T_E_
	001	0	30-DEC-2010

$296,042.80

				Reference No. of Document Being Continued			Page 5 of 5
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0003		MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

1001AB	2C8110221A	AB	2	$0.00		$296,042.80	$296,042.80
	32101366022		8RM223
A18P30222R2C

				NET CHANGE		$296,042.80

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_ C_L_A_S_S_I_F_I_C_A_T_I_O_N				S_T_ T_I_O__	A_M_O__U_N_T
Army	AB	21	82033000085R5R13P32101331E1 S28017			W52H09	$2_9_6_,_0_4_2_._8_0

						NET CHANGE $	296,042.80

			PRIOR AMOUNT	INCREASE/DECREASE			CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $			717,850.40		$296,042.80		$1,013,893.20

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AB	21 081020330000	S28017 85R5R133210136602231E1			8RM223S28017 W52H09

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 3
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
02		2010FEB03	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA, TEXAS
CCTA-AR-FA			600 NORTH PEARL STREET
MATTHEW KOPEL (309)782-7888			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: MATTHEW.KOPEL@US.ARMY.MIL			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC.

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2439

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0003

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2007MAY01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: FAR 43.103(a)(3)

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
JOYCE L KLEIN
JOYCE.KLEIN@US.ARMY.MIL (309)782-5051

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2010FEB03

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 3 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 02

Name of Offeror or Contractor: OPTEX SYSTEMS INC. SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR CLIN 0001AB.

1.	FORMALLY INCORPORATE A REVISED DELIVERY SCHEDULE AS SET FORTH IN SECTION B.

2.	THERE IS NO COST TO EITHER PARTY.

3.	THE CONTRACTOR HEREBY WAIVES ANY AND ALL RIGHTS AND CLAIMS FOR EQUITABLE ADJUSTMENT ATTRIBUTABLE TO SUCH FACTS AND CIRCUMSTANCES

GIVING RISE TO THE ABOVE CHANGES AND DOCUMENTION, INCLUDING ANY DELAYS, PRECEDING AND INCLUDING THIS MODIFICATION.

4.	EARLIER DELIVERIES ARE ACCEPTABLE, IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

5.	ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0004 ***

					Reference No. of Document Being Continued		Page	3 of 3
CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD			[02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO		SUPPLIES/SERVICES			QUANTITY UNIT		UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y				152	EA $	4_,_7_2_2_._7_0_0_0_0 $	7_1_7_,_8_5_0_._4_0_

	NOUN: MOUNT,TELESCOPE AND
	PRON: W16AMC37M1		PRON AMD: 02		ACRN: AA
	AMS CD: 31303334015

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC				SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_	A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H097107T732 W52H1C			J	3
		P_R_O__ C_D	B_R__ B_L_K P_T
		G19
	D_E___R_E_L_ C_D		Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001		8		30-APR-2010
	002		20		28-MAY-2010
	003		20		30-JUN-2010
	004		20		30-JUL-2010
	005		20		31-AUG-2010
	006		20		30-SEP-2010
	007		20		29-OCT-2010
	008		20		30-NOV-2010
	009		4		30-DEC-2010

	FOB POINT: Destination
	SHIP TO:
	(W52H1C)	XU W0K8 USA ROCK ISL ARSENAL
		BLDG 299 GILLESPIE AV AND BECK LANE
		ROCK ISLAND		IL 61299-5000
		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0003

ORDER FOR SUPPLIES OR SERVICES
	1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO. 3. DATE OF ORDER/CALL				4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
(YYYYMMMDD)
	W52H09-05-D-0248	0004		2007JUN25		SEE SCHEDULE	DOA5

	6. ISSUED BY	CODE	W52H09	7. ADMINISTERED BY (If other than 6)		CODE S4402A	8. DELIVERY FOB

TACOM-ROCK ISLAND
	AMSTA-LC-GAWC-B			DCMA DALLAS
	CHRISTINE CARSON (309)782-4301			600 NORTH PEARL STREET			X DESTINATION
	ROCK ISLAND IL 61299-7630			SUITE 1630
				DALLAS TX 75201-2843			OTHER
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL							(See Schedule if
				SCD: A	PAS: NONE	ADP PT: HQ0339	other)

	9. CONTRACTOR	CODE	0BK64	FACILITY	10. DELIVER TO FOB POINT BY (Date)		11. X IF BUSINESS IS

(YYYYMMMDD)
	o			o			X SMALL
OPTEX SYSTEMS INC
	1420 PRESIDENTIAL DR				SEE SCHEDULE		SMALL

NAME	RICHARDSON, TX 75081-2769				12. DISCOUNT TERMS		DISADVANTAGED
AND
	ADDRESS						WOMAN-OWNED

	o			o	13. MAIL INVOICES TO THE ADDRESS IN BLOCK

TYPE BUSINESS: Other Small Business Performing in U.S. See Block 15

	14. SHIP TO		CODE		15. PAYMENT WILL BE MADE BY		CODE HQ0339 MARK ALL

	SEE SCHEDULE				DFAS COLUMBUS CENTER				PACKAGES AND
					DFAS-CO/WEST ENTITLEMENT OPERATIONS				PAPERS WITH
					PO BOX 182381				IDENTIFICATION
					COLUMBUS OH 43218-2381				NUMBERS IN
BLOCKS 1 AND 2

16.	DELIVERY/
	CALL	THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
X
TYPE

OF

	ORDER	Reference your	Oral	Written Quotation		, Dated	.
	PURCHASE			furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED P URCHASE ORDER AS IT MAY PREVIOUSLY HAVE
BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

		NAME OF CONTRACTOR		SIGNATURE	TYPED NAME AND TITLE				DATE SIGNED
(YYYYMMMDD)

If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE

18. ITEM NO. 19. SCHEDULE OF SUPPLIES/SERVICE					20. QUANTITY	21.	22. UNIT PRICE		23. AMOUNT
					ORDERED/	UNIT
ACCEPTED*

SEE SCHEDULE
CONTRACT TYPE:
Firm-Fixed-Price

KIND OF CONTRACT:
Supply Contracts and Priced Orders

* If quantity accepted by the Government is			24. UNITED STATES OF AMERICA					25. TOTAL	$708,405.00

same as quantity ordered, indicate by X.				LISA DEVLIN				26.

LISA.DEVLIN@US.ARMY.MIL (309)782-5541
If different, enter actual quantity accepted below									DIFFERENCES
quantity ordered and encircle.			BY:			CONTRACTING/ORDERING OFFICER

27a. QUANTITY IN COLUMN 20 HAS BEEN

	INSPECTED	RECEIVED	ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE					c. DATE	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT
					(YYYYMMMDD)	REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE					28. SHIP. NO.	29. D.O. VOUCHER NO.		30. INITIALS

						32. PAID BY			33. AMOUNT VERIFIED CORRECT FOR
PARTIAL

	f. TELEPHONE NUMBER	g. E-MAIL ADDRESS
FINAL

					31. PAYMENT				34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
COMPLETE

	a. DATE	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER							35. BILL OF LADING NO.
PARTIAL
(YYYYMMMDD)
FINAL

	37. RECEIVED AT	38. RECEIVED BY (Print)		39. DATE RECEIVED	40. TOTAL CON-	41. S/R ACCOUNT NUMBER			42. S/R VOUCHER NO.
				(YYYYMMMDD)	TAINERS

DD FORM 1155, DEC 2001
PREVIOUS EDITION IS OBSOLETE.

Reference No. of Document Being Continued Page 2 of 5 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC SUPPLEMENTAL INFORMATION

1.	Delivery Order 0004 to contract W52H09-05-D-0248 is for 150 each, M187 Telescope Mount, NSN: 1240-01-483-5324, PN 12984689.

2.	The unit price of $4722.70 each reflects the unit price of CLIN 0001 issued during Ordering Period 02 (1 JULY 2006 thru 30 JUNE

2007), for a total delivery order price of $708,405.00.
3.	Delivery is shown in Schedule B, Supplies/Services.

4.	FOB is Destination.

5.	Early deliveries are authorized if at no additional cost to the Government.

6.	The Maximum Quantity over the Five Ordering Periods is 1250 each. To date, the Total Quantity Ordered under this contract is 681 each.

7. This delivery order is subject to the terms and conditions of contract W52H09-05-D-0248.

*** END OF NARRATIVE A0001 ***

				Reference No. of Document Being Continued	Page	3 of 5
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

	SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		150	EA	$ 4_,_7_2_2_._7_0_0_0_0 $	7_0_8_,_4_0_5_._0_0_

	NOUN: M187 MOUNT,TELESCOPE AND
	PRON: M171R580M1 PRON AMD: 01		ACRN: AA
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H097150Z900 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	10	30-AUG-2008

	002	10	30-SEP-2008

	003	10	30-OCT-2008

	004	10	30-NOV-2008

	005	10	30-DEC-2008

	FOB POINT: Destination

	SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
		DDSP NEW CUMBERLAND FACILITY
		2001 MISSION DRIVE DOOR 113 134
		NEW CUMBERLAND PA 17070-5001

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0004

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H097150Z901 W31G1Z J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	10	30-AUG-2008

	002	10	30-SEP-2008

	003	10	30-OCT-2008

		Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT UNIT PRICE		AMOUNT

004	10	30-NOV-2008

005	10	30-DEC-2008

FOB POINT: Destination

SHIP TO:
(W31G1Z)	XR W0L7 ANNISTON MUNITIONS CENTER
	TRANS OFFICER 256 235 6837 CL V
	7 FRANKFORD AVE BLDG 380
	ANNISTON AL 36201-4199

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0004

DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
003 W52H097150Z902 W62G2T	J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	10	30-AUG-2008

002	10	30-SEP-2008

003	10	30-OCT-2008

004	10	30-NOV-2008

005	10	30-DEC-2008

FOB POINT: Destination

SHIP TO:
(W62G2T)	XU DEF DIST DEPOT SAN JOAQUIN
	25600 S CHRISMAN ROAD
	REC WHSE 10 PH 209 839 4307
	TRACY	CA 95304-5000

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0004

			Reference No. of Document Being Continued					Page 5 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0004			MOD/AMD

Name of Offeror or Contractor:			OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

	PRON/					JOB
LINE	AMS CD/	OBLG				ORDER	ACCOUNTING	OBLIGATED
IT_E___	MI_P__	A R_N ST_ _ A C_O_U_N_T_I_N C_L_A_S_S_I_F_I_C_A_T_I_O_N				N_U_M_B_E_R_	S_T_A_T_I_O_N	A_M_O_U_N_T

0001AB	M171R580M1	AA 2	97 X4930AC9G 6D	26KB	S11116		W52H09	$708,405.00
060011

							TOTAL	$708,405.00

SERVICE						ACCOUNTING		OBLIGATED
NA_M__	_T_O_T_A_L BY_Y A_C_R_N		AC_C_O_U_N_T_I_N__ C_L_A_S_S_I_F_I_C_A_T_I_O_N			ST_A_ I_O__		A_M_O_U_N_T

Army		AA	97 X4930AC9G 6D	26KB	S11116	W52H09		$7_0_8_,_4_0_5_._0_0

							TOTAL	$708,405.00

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AA	97 0X0X4930AC9G S11116 76D00000600110000026KB					S11116

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 5
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
01		2008JUL17	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA TEXAS
AMSTA-LC-IBC			600 NORTH PEARL STREET
CHRISTINE CARSON (309)782-4301			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2769

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0004

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2007JUN25

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning		copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: $292,147.50

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 8		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

X D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor X is not,		is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2008JUL17

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 5 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD 01

Name of Offeror or Contractor: OPTEX SYSTEMS INC SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0002 IS TO:

1) INCREASE THE UNIT PRICE FROM $4722.70 BY $1947.65, TO A NEW UNIT PRICE OF $6670.35.

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
*** END OF NARRATIVE A0002 ***

				Reference No. of Document Being Continued	Page	3 of 5
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD		[01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		150	EA $	6_,_6_7_0_._3_5_0_0_0 $	1_,_0_0_0_,_5_5_2_._5_0_

	NOUN: M187 MOUNT,TELESCOPE AND
	PRON: M171R580M1 PRON AMD: 01		ACRN: AA
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H097150Z900 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	10	30-JUL-2010

	002	10	30-AUG-2010

	003	10	30-SEP-2010

	004	10	30-OCT-2010

	005	10	30-NOV-2010

	FOB POINT: Destination

	SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
		DDSP NEW CUMBERLAND FACILITY
		2001 NORMANDY DRIVE DOOR 113 134
		NEW CUMBERLAND PA 17070-5001

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0004

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H097150Z901 W31G1Z J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	10	30-JUL-2010

	002	10	30-AUG-2010

	003	10	30-SEP-2010

		Reference No. of Document Being Continued	Page	4 of 5
CONTINUATION SHEET
		PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY UNIT UNIT PRICE		AMOUNT

004	10	30-OCT-2010

005	10	30-NOV-2010

FOB POINT: Destination

SHIP TO:
(W31G1Z)	XR W0L7 ANNISTON MUNITIONS CENTER
	TRANS OFFICER 256 235 6837 CL V
	7 FRANKFORD AVE BLDG 380
	ANNISTON AL 36201-4199

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0004

DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
003 W52H097150Z902 W62G2T	J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	10	30-JUL-2010

002	10	30-AUG-2010

003	10	30-SEP-2010

004	10	30-OCT-2010

005	10	30-NOV-2010

FOB POINT: Destination

SHIP TO:
(W62G2T)	XR W1BG DEF DIST DEPOT SAN JOAQUN
	25600 S CHRISMAN ROAD
	REC WHSE 16B PH 209 839 4307
	TRACY	CA 95304-5000

	C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
	W52H09-05-D-0248/0004

				Reference No. of Document Being Continued			Page 5 of 5
	CONTINUATION SHEET
				PIIN/SIIN W52H09-05-D-0248/0004		MOD/AMD [01]

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/
LINE	AMS CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
_I__TE_E_ _	_M__I__P_R	AC_R_N_	JO__ O_R_D N_O_	P_R_I_O_R A_M_O_U_N_T		A_M_O_U_N_T_	A_M_O_U_N_T_

0001AB	M171R580M1	AA	2	$708,405.00 $		292,147.50	$1,000,552.50
	060011

				NET CHANGE $		292,147.50

SERVICE	NET CHANGE					ACCOUNTING	INCREASE/DECREASE
N_A_M_E	B_Y A_C_R_N	AC_C_O_ N_T_	C_L_A_S_S_I_F_I_C_A_T_I_O_N			S_T_ T_I_O__	A_M_O__U_N_T
Army	AA	97	X4930AC9G 6D	26KB	S11116	W52H09	$2_9_2_,_1_4_7_._5_0

						NET CHANGE $	292,147.50

			PRIOR AMOUNT		INCREASE/DECREASE		CUMULATIVE
			O_F A_W_A_R_D		A_M_O_U_N_T_		_O_B_L_I_G__A_M_T__

NET CHANGE FOR AWARD: $			708,405.00		$292,147.50		$1,000,552.50

AC_R_N_	ED___A_C_C_O_U_N_T_I_N_G__C_L_A_S_S_I_F_I_C_A_T_I_O_N
AA	97 0X0X4930AC9G	S11116 76D00000600110000026KB				S11116 W52H09

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. Contract ID Code	Page 1 Of 4
Firm-Fixed-Price

2. Amendment/Modification No.		3. Effective Date	4. Requisition/Purchase Req No.		5. Project No. (If applicable)
02		2010FEB03	SEE SCHEDULE

6. Issued By		Code W52H09	7. Administered By (If other than Item 6)		Code	S4402A

TACOM-ROCK ISLAND			DCMA, TEXAS
CCTA-AR-FA			600 NORTH PEARL STREET
MATTHEW KOPEL (309)782-7888			SUITE 1630
ROCK ISLAND IL 61299-7630			DALLAS TX 75201-2843

EMAIL: MATTHEW.KOPEL@US.ARMY.MIL			SCD A	PAS NONE	ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)				9A. Amendment Of Solicitation No.
OPTEX SYSTEMS INC.

1420 PRESIDENTIAL	DR			9B. Dated (See Item 11)
RICHARDSON, TX 75081-2439

			X	10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0004

TYPE BUSINESS: Other Small Business Performing in U.S.				10B. Dated (See Item 13)

Code 0BK64	Facility Code			2007JUN25

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
is extended,	is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning			copies of the amendments: (b) By acknowledging receipt of this ame ndment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G		It Modifies The Contract/Order No. As Described In Item 14.

A. This Change Order is Issued Pursuant To:				The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

X C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: FAR 43.103(a)(3)

D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor	is not,	X is required to sign this document and return			copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)			16A. Name And Title Of Contracting Officer (Type or print)
JOYCE L KLEIN
JOYCE.KLEIN@US.ARMY.MIL (309)782-5051

15B. Contractor/Offeror		15C. Date Signed	16B. United States Of America		16C. Date Signed

			By	/SIGNED/	2010FEB03

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070			30-105-02		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE					Prescribed by GSA FAR (48 CFR) 53.243

Reference No. of Document Being Continued Page 2 of 4 CONTINUATION SHEET

PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD 02

Name of Offeror or Contractor: OPTEX SYSTEMS INC. SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR CLIN 0001AB.

1.	FORMALLY INCORPORATE A REVISED DELIVERY SCHEDULE AS SET FORTH IN SECTION B.

2.	THERE IS NO COST TO EITHER PARTY.

3.	THE CONTRACTOR HEREBY WAIVES ANY AND ALL RIGHTS AND CLAIMS FOR EQUITABLE ADJUSTMENT ATTRIBUTABLE TO SUCH FACTS AND CIRCUMSTANCES

GIVING RISE TO THE ABOVE CHANGES AND DOCUMENTION, INCLUDING ANY DELAYS, PRECEDING AND INCLUDING THIS MODIFICATION.

4.	EARLIER DELIVERIES ARE ACCEPTABLE, IF AT NO ADDITIONAL COST TO THE GOVERNMENT.

5.	ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0003 ***

				Reference No. of Document Being Continued	Page	3 of 4
CONTINUATION SHEET
			PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD		[02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO		SUPPLIES/SERVICES		QUANTITY UNIT	UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	NSN: 1240-01-483-5324
	FSCM: 19200
	PART NR: 12984689
	SECURITY CLASS: Unclassified

0001AB	P_R_O_D_U_C_T_I_O__ Q_U_A_N_T_I_T_Y		150	EA $	6_,_6_7_0_._3_5_0_0_0 $	1_,_0_0_0_,_5_5_2_._5_0_

	NOUN: M187 MOUNT,TELESCOPE AND
	PRON: M171R580M1 PRON AMD: 01		ACRN: AA
	AMS CD: 060011

	P_a_c_k_a_g_i_n__ a_n_d M_a_r_k_i_n_g

	I_n_s_p_e_c_t_i_o__ a_n_d A_c_c_e_p_t_a_n_c_e
	INSPECTION: Origin ACCEPTANCE: Origin

	D_e_l_i_v_e_r_i_e__ o_r P_e_r_f_o_r_m_a_n_c_e DOC		SUPPL
	R_E___C_D_	M_I_L_S_T_R_I_P_ A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	001 W52H097150Z900 W25G1U J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	16	31-DEC-2010

	002	20	28-JAN-2011

	003	14	28-FEB-2011

	004	DELETED
	005	DELETED

	FOB POINT: Destination

	SHIP TO:
	(W25G1U)	SU TRANSPORTATION OFFICER
		DDSP NEW CUMBERLAND FACILITY
		2001 NORMANDY DRIVE DOOR 113 134
		NEW CUMBERLAND PA 17070-5002

		C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
		W52H09-05-D-0248/0004

	DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
		A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
	002 W52H097150Z901 W31G1Z J		1
	D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
	001	6	28-FEB-2011

	002	20	31-MAR-2011

	003	20	29-APR-2011

	004	4	31-MAY-2011

		Reference No. of Document Being Continued	Page	4 of 4
CONTINUATION SHEET
PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD [02]

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES		QUANTITY UNIT UNIT PRICE	AMOUNT

005	DELETED

FOB POINT: Destination

SHIP TO:
(W31G1Z)	XR W0L7 ANNISTON MUNITIONS CTR
TRANS OFFICER 256 235 6837 CL V
7 FRANKFORD AVE BLDG #380
	ANNISTON	AL 36201-4199

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0004

DOC	SUPPL R_E___C_D_	M_I_L_S_T_R_I_P_
A_D_D__ S_I__ C_D M_A_R__ F_O_R T__ C_D
003 W52H097150Z902 W62G2T	J	1
D_E___R_E_L_ C_D	Q_U_A_N_T_I_T_Y	_D_E_L__D_A_T_E_
001	16	31-MAY-2011

002	20	30-JUN-2011

003	14	29-JUL-2011

004	DELETED
005	DELETED

FOB POINT: Destination

SHIP TO:
(W62G2T)	XR W1BG DEF DIST DEPOT SAN JOAQUN
25600 S CHRISMAN ROAD
REC WHSE 16B PH 209 839 4307
TRACY,CA,95304-5000

C_O_N_T_R_A_C_T_/_D_E_L_I_V_E_R__ O_R_D_E_R N_U_M_B_E_R
W52H09-05-D-0248/0004